  As filed with the Securities and Exchange Commission on April 30, 1997
                                                Registration No. 33-73138

-------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington DC 20549

                      --------------------------------

                       POST-EFFECTIVE AMENDMENT NO. 5
                              to FORM S-6
                         Registration Statement
                                 Under
                        THE SECURITIES ACT OF 1933

                      --------------------------------

                            VARIABLE ACCOUNT C
                   OF FORTIS BENEFITS INSURANCE COMPANY
                            (Exact name of trust)

                      FORTIS BENEFITS INSURANCE COMPANY
                   (formerly Western Life Insurance Company)
                             (Name of Depositor)

                            500 Bielenberg Drive
                          Woodbury, Minnesota 55125
         (Complete address of depositor's principal executive offices)

                      --------------------------------

                         RHONDA J. SCHWARTZ, ESQ.
                             P. O. Box 64284
                        St. Paul, Minnesota 55164
              (Name and complete address of agent for service)

                      --------------------------------


Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies

It is proposed that this filing will become effective (check appropriate line):

_____ Immediately upon filing pursuant to paragraph (b) of Rule 485.
__X__ On May 1, 1997 pursuant to paragraph (b) of Rule 485.
_____ 60 days after filing pursuant to paragraph (a) of Rule 485.
_____ On ___________ pursuant to paragraph (a) of Rule 485.


                      --------------------------------

            This filing is made pursuant to Rules 6c-3 and 6e-3(T)
                   under the Investment Company Act of 1940

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the Policies described in the Prospectus.

                      --------------------------------

An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1996 on February 27, 1997.

                      --------------------------------

                                [FORTIS-R- LOGO]

--------------------------------------------------------------------------------

                             Prospectus Supplement
                                  May 1, 1997

                                      for

                                    VUL 100

                                      and

                                    Harmony
--------------------------------

                            [WALL ST-R- SERIES LOGO]

                         [HARMONY INVESTMENT LIFE LOGO]

MAILING ADDRESS:                                                 STREET ADDRESS:
P.O. BOX 64284                                              500 BIELENBERG DRIVE
ST. PAUL, MINNESOTA 55164                              WOODBURY, MINNESOTA 55125

                                                                          98374N

PROSPECTUS SUPPLEMENT DATED MAY 1, 1997



This Supplement updates certain information contained in the following prospectuses for products issued by Fortis Benefits Insurance Company:



    - Harmony Investment Life dated May 1, 1995 as previously supplemented



    - Fortis VUL 100 dated May 31, 1995 as previously supplemented



Please read this Supplement carefully. You should attach this Supplement to the Prospectus and retain them for future reference.



FORTIS SERIES FUND, INC. ANNUAL EXPENSES



Each Portfolio has a different investment objective and is managed by Fortis Advisors, Inc. For providing investment management services to the Portfolios, Fortis Advisors, Inc. currently receives a fee from the Funds. Fortis Series Fund annual expenses, as a percentage of average net assets based on 1996 historical data, are as set out in the following table:



                                            U.S.                                                     GLOBAL
                                MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION   VALUE
                                SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES     SERIES
                                ------   ----------   -----------   ------   ------   ----------   ----------   ------
Investment Advisory and
 Management Fee...............   .30%       .46%         .47%        .75%     .50%       .48%         .90%       .70%
Other Expenses................   .08%       .07%         .08%        .27%     .13%       .06%         .30%       .17%
                                ------       ---          ---       ------   ------       ---        -----      ------
Total Fortis Series Operating
 Expenses.....................   .38%       .53%         .55%       1.02%     .63%       .54%        1.20%       .87%
                                ------       ---          ---       ------   ------       ---        -----      ------



                                GROWTH &   S&P 500   BLUE CHIP   GLOBAL   GROWTH   INTERNATIONAL   AGGRESSIVE
                                 INCOME     INDEX      STOCK     GROWTH   STOCK        STOCK         GROWTH
                                 SERIES    SERIES     SERIES     SERIES   SERIES      SERIES         SERIES
                                --------   -------   ---------   ------   ------   -------------   ----------
Investment Advisory and
 Management Fee...............    .68%      .40%        .90%      .70%     .62%         .85%          .70%
Other Expenses................    .08%      .39%        .23%      .09%     .05%         .30%          .08%
                                   ---     -------   ---------   ------   ------       -----         -----
Total Fortis Series Operating
 Expenses.....................    .76%      .79%       1.13%      .79%     .67%        1.15%          .78%
                                   ---     -------   ---------   ------   ------       -----         -----



MANAGEMENT



The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:



OFFICER-DIRECTORS

Robert Brian Pollock (4)          President and Chief Executive Officer; before then Senior Vice
                                  President--Life and Disability.

Thomas Michael Keller (5)         Executive Vice President; before then Senior Vice President of
                                  Fortis, Inc.

Dean C. Kopperud (1)              Senior Vice President--; also officer of affiliated companies;
                                  before then Senior Vice President, Integrated Resources, Inc.

OTHER DIRECTORS

Allen Royal Freedman (2)          Chairman and Chief Executive Officer of Fortis, Inc.

Henry Carroll Mackin (2)          Executive Vice President of Fortis, Inc.

Arie Aristide Fakkert (3)         Assistant General Manager of Fortis International N.V.

EXECUTIVE OFFICERS

Peggy Ettestad (1)                Senior Vice President--Operations; before then Vice President,
                                  General Electric Company

Rhonda J. Schwartz (1)            Senior Vice President and General Counsel--Life and Investment
                                  Products; before then Secretary and General Counsel of Fortis,
                                  Inc.; before then Norris, McLaughlin, Marcus--attorneys.

Michael John Peninger (4)         Senior Vice President and Chief Financial Officer.

Jon H. Nicholson (1)              Senior Vice President--Custom Solutions Group.


------------------------

(1) Address: Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Time Insurance Company, 501 West Michigan, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.



(2) Address: Fortis, Inc., One World Trade Center, Suite 5001, New York, NY 10048. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by Fortis AMEV and 50% owned by Fortis AG, Boulevard Emile Jacqmain 53, Brussels, Belgium.



(3) Address: Fortis AMEV, Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.



(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.



(5) Address: 501 West Michigan, Milwaukee, WI 53201.



FINANCIAL STATEMENTS



The financial statement of Fortis Benefits included in the Supplement should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Separate Account.



APPENDIX B--Illustrations of Death Benefits, Policy Values, Surrender Values, and Accumulated Premiums



As a result of slight increases in the assumed investment advisory fees from an annual rate of .62% to .63%, and in the assumed other expenses from an annual rate of .07% to .08%, Policy Values, Death Benefits, and Surrender Values would be slightly lower than those shown in Appendix B of the Prospectus.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect wholly-owned subsidiary of Fortis AMEV and Fortis AG, as of December 31, 1996 and 1995, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
Minneapolis, MN
February 12, 1997

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                    DECEMBER 31
                                                                           -----------------------------
                                                                               1996            1995
                                                                           -------------   -------------
ASSETS
Investments (NOTE 3):
  Fixed maturities, at fair value (amortized cost 1996--$2,078,438;
   1995--$1,951,204).....................................................  $   2,115,499   $   2,075,624
  Equity securities, at fair value (cost 1996--$84,144; 1995--$60,935)...        106,290          78,852
  Mortgage loans on real estate, less allowance for possible losses
   (1996--$9,697; 1995--$8,353)..........................................        582,869         562,697
  Policy loans...........................................................         60,722          53,863
  Short-term investments.................................................        182,817         153,499
  Real estate and other investments......................................         29,628          11,918
                                                                           -------------   -------------
                                                                               3,077,825       2,936,453

Cash.....................................................................         20,474               1

Receivables:
  Uncollected premiums...................................................         71,386          55,992
  Reinsurance recoverable on unpaid and paid losses......................         12,939          11,812
  Due from affiliates....................................................             --             388
  Other..................................................................          9,045          14,581
                                                                           -------------   -------------
                                                                                  93,370          82,773
Accrued investment income................................................         39,519          41,209
Deferred policy acquisition costs (NOTE 4)...............................        268,075         237,509
Property and equipment at cost, less accumulated depreciation (NOTE 5)...         52,882          60,031
Deferred federal income taxes (NOTE 7)...................................         17,008              --
Other assets.............................................................          8,005           3,551
Assets held in separate accounts (NOTE 8)................................      2,374,718       1,781,485
                                                                           -------------   -------------
TOTAL ASSETS.............................................................  $   5,951,876   $   5,143,012
                                                                           -------------   -------------
                                                                           -------------   -------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                    DECEMBER 31
                                                                           -----------------------------
                                                                               1996            1995
                                                                           -------------   -------------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance...........................................  $     434,378   $     407,706
    Interest sensitive and investment products...........................      1,175,480       1,101,931
    Accident and health..................................................        834,119         832,925
                                                                           -------------   -------------
                                                                               2,443,977       2,342,562

  Unearned revenues......................................................         12,622          13,044
  Other policy claims and benefits payable...............................        191,940         196,403
  Policyholder dividends payable.........................................          8,783           7,930
                                                                           -------------   -------------
                                                                               2,657,322       2,559,939

  Accrued expenses.......................................................         42,223          68,441
  Current income taxes payable...........................................         17,424           5,375
  Deferred federal income taxes (NOTE 7).................................             --           9,538
  Other liabilities......................................................        104,834          31,145
  Due to affiliates......................................................          4,926              --
  Liabilities related to separate accounts (NOTE 8)......................      2,344,474       1,757,476
                                                                           -------------   -------------
TOTAL POLICY RESERVES AND LIABILITIES....................................      5,171,203       4,431,914

SHAREHOLDER'S EQUITY (NOTES 1, 9 AND 11):
  Common Stock, $5 par value:
  Authorized, issued and outstanding shares--1,000,000...................          5,000           5,000
  Additional paid-in capital.............................................        468,000         408,000
  Retained earnings......................................................        265,613         207,421
  Unrealized gains on investments, net (NOTE 3)..........................         36,290          88,131
  Unrealized gains on assets held in separate accounts, net (NOTE 3).....          5,770           2,546
                                                                           -------------   -------------
TOTAL SHAREHOLDER'S EQUITY...............................................        780,673         711,098
                                                                           -------------   -------------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY..............  $   5,951,876   $   5,143,012
                                                                           -------------   -------------
                                                                           -------------   -------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                              YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------
                                                                       1996            1995            1994
                                                                   -------------   -------------   -------------
REVENUES
  Insurance operations:
    Traditional life insurance premiums..........................  $     258,496   $     251,353   $     207,824
    Interest sensitive and investment product policy charges.....         63,336          46,076          37,823
    Accident and health premiums.................................        974,046         934,900         776,799
                                                                   -------------   -------------   -------------
                                                                       1,295,878       1,232,329       1,022,446

  Net investment income (NOTE 3).................................        206,023         203,537         162,514
  Net realized gains (losses) on investments (NOTE 3)............         25,731          55,080         (28,815)
  Other income...................................................         31,725          33,085          35,958
                                                                   -------------   -------------   -------------
      TOTAL REVENUES.............................................      1,559,357       1,524,031       1,192,103

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance...................................        220,227         202,911         162,168
    Interest sensitive and investment products...................         90,358          73,676          55,026
    Accident and health claims...................................        778,439         769,588         620,367
                                                                   -------------   -------------   -------------
                                                                       1,089,024       1,046,175         837,561

  Policyholder dividends.........................................          4,169           4,305           1,986
  Amortization of deferred policy acquisition costs (NOTE 4).....         39,325          41,291          34,566
  Insurance commissions..........................................         94,723          95,559          86,111
  General and administrative expenses............................        242,825         254,940         197,427
                                                                   -------------   -------------   -------------
      TOTAL BENEFITS AND EXPENSES................................      1,470,066       1,442,270       1,157,651
                                                                   -------------   -------------   -------------
  Income before federal income taxes and cumulative effect of
   accounting changes............................................         89,291          81,761          34,452
  Federal income taxes (NOTE 7)..................................         31,099          27,891          11,595
                                                                   -------------   -------------   -------------
  NET INCOME.....................................................  $      58,192   $      53,870   $      22,857
                                                                   -------------   -------------   -------------
                                                                   -------------   -------------   -------------

                            See accompanying notes.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                            UNREALIZED
                                                                             UNREALIZED      GAINS ON
                                                                               GAINS       ASSETS HELD
                                               ADDITIONAL                   (LOSSES) ON    IN SEPARATE
                                  COMMON        PAID-IN        RETAINED     INVESTMENTS,    ACCOUNTS,
                                  STOCK         CAPITAL        EARNINGS         NET            NET           TOTAL
                               ------------   ------------   ------------   ------------   ------------   ------------
Balance, January 1, 1994       $     5,000    $   345,000    $   130,694    $    50,144    $     1,070    $    531,908
Net income...................           --             --         22,857             --             --          22,857
Additional paid-in capital...           --         13,000             --             --             --          13,000
Change in unrealized losses
 on investments, net.........           --             --             --        (93,052)            --         (93,052)
Change in unrealized gain on
 assets held in separate
 account, net................           --             --             --             --           (516)           (516)
                                    ------    ------------   ------------   ------------        ------    ------------
Balance, December 31, 1994...        5,000        358,000        153,551        (42,908)           554         474,197
Net income...................           --             --         53,870             --             --          53,870
Additional paid-in capital...           --         50,000             --             --             --          50,000
Change in unrealized gains on
 investments, net............           --             --             --        131,039             --         131,039
Change in unrealized gain on
 assets held in separate
 account, net................           --             --             --             --          1,992           1,992
                                    ------    ------------   ------------   ------------        ------    ------------
Balance, December 31, 1995...        5,000        408,000        207,421         88,131          2,546         711,098
Net income...................           --             --         58,192             --             --          58,192
Additional paid-in capital...           --         60,000             --             --             --          60,000
Change in unrealized gains on
 investments, net............           --             --             --        (51,841)            --         (51,841)
Change in unrealized gain on
 assets held in separate
 account, net................           --             --             --             --          3,224           3,224
                                    ------    ------------   ------------   ------------        ------    ------------
Balance, December 31, 1996...  $     5,000    $   468,000    $   265,613    $    36,290    $     5,770    $    780,673
                                    ------    ------------   ------------   ------------        ------    ------------
                                    ------    ------------   ------------   ------------        ------    ------------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS

FORTIS BENEFITS INSURANCE COMPANY

(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                              ------------------------------------------
                                                                  1996           1995           1994
                                                              ------------   ------------   ------------
OPERATING ACTIVITIES
  Net income................................................  $     58,192   $     53,870   $     22,857
  Adjustments to reconcile net income to net cash provided
   by operating activities:
    Increase in future policy benefit reserves for
     traditional, interest sensitive and accident and health
     policies...............................................        26,193         80,478         79,014
    Increase in other policy claims and benefits and
     policyholder dividends payable.........................        18,638         27,676         10,075
    Provision for deferred federal income taxes.............        (1,094)       (13,584)        (2,356)
    Increase in income taxes payable........................        12,049          1,023          3,283
    Amortization of deferred policy acquisition costs.......        39,325         41,291         34,566
    Policy acquisition costs deferred.......................       (66,515)       (56,391)       (54,349)
    Provision for mortgage loan losses......................         1,344            924          1,105
    Provision for depreciation..............................        17,312         15,654         12,267
    Amortization of investment premiums (discount) net......         1,821           (239)          (914)
    Change in receivables, accrued investment income,
     unearned premiums, accrued expenses and other
     liabilities............................................        38,614          3,427        (36,650)
    Net realized (gains) losses on investments..............       (25,731)       (55,080)        28,815
    Other...................................................          (261)        (2,431)          (135)
                                                              ------------   ------------   ------------
        NET CASH PROVIDED BY OPERATING ACTIVITIES...........       119,887         96,618         97,578

INVESTING ACTIVITIES
  Purchases of fixed maturity investments...................    (2,778,352)    (2,151,133)    (1,943,697)
  Sales or maturities of fixed maturity investments.........     2,652,887      2,000,068      1,798,184
  Increase in short-term investments........................       (29,318)       (35,908)       (44,266)
  Purchases of other investments............................      (210,182)      (240,264)      (211,836)
  Sales of other investments................................       163,569        112,598        104,399
  Purchases of property and equipment.......................       (10,992)       (19,975)       (16,164)
  Purchase of group insurance business......................            --             --         (6,644)
  Other.....................................................            --          1,229            500
                                                              ------------   ------------   ------------
        NET CASH USED IN INVESTING ACTIVITIES...............      (212,388)      (333,385)      (319,524)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.................................       128,446        187,484        200,499
    Surrenders and death benefits...........................      (125,274)       (60,522)       (19,207)
    Interest credited to policyholders......................        49,802         48,918         31,867
  Additional paid-in capital from shareholder...............        60,000         50,000         13,000
                                                              ------------   ------------   ------------
        NET CASH PROVIDED BY FINANCING ACTIVITIES...........       112,974        225,880        226,159
                                                              ------------   ------------   ------------
  Increase (decrease) in cash...............................        20,473        (10,887)         4,213
        CASH AT BEGINNING OF YEAR...........................             1         10,888          6,675
                                                              ------------   ------------   ------------
        CASH AT END OF YEAR.................................  $     20,474   $          1   $     10,888
                                                              ------------   ------------   ------------
                                                              ------------   ------------   ------------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1996

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis AMEV and Fortis AG. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

RECOGNITION OF REVENUES AND POLICY RESERVES AND LIABILITIES

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

    Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

    Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 6.2% to 7% and 4% to 7.8% in 1996 and 1995, respectively.

    Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience. Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business are deferred to the extent recoverable and amortized. For traditional life insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. These amortization periods require significant management judgment and are reviewed continually. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments are classified as available-for-sale and carried at fair value. That determination is made at the time of each purchase and, prospectively, is reevaluated as of each balance sheet date.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as unrealized gains (losses) on investments and, accordingly, have no effect on net income. The offsets to the unrealized appreciation or depreciation represent adjustments of deferred policy acquisition cost amortization and policyholder dividends payable that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments. Policy loans are reported at unpaid balance.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance may result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the impact of future assessments on its financial position but does not believe that the impact will be material.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain amounts in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 presentation.

2.  ACQUIRED BUSINESS
    In 1991, the company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life,

FORTIS BENEFITS INSURANCE COMPANY

2.  ACQUIRED BUSINESS (CONTINUED)
accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made ending in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

3.  INVESTMENTS
AVAILABLE FOR SALE SECURITIES

The following is a summary of the available for sale securities (in thousands):

                                                           GROSS         GROSS
                                           AMORTIZED    UNREALIZED    UNREALIZED
                                             COST          GAIN          LOSS       FAIR VALUE
                                          -----------   -----------   -----------   -----------
December 31, 1996:
  Fixed income securities:
  Governments...........................  $   321,574   $    3,418      $1,323      $   323,669
  Public utilities......................       92,116        2,758         403           94,471
  Industrial and miscellaneous..........    1,656,420       38,413       6,527        1,688,306
  Other.................................        8,328          750          25            9,053
                                          -----------   -----------   -----------   -----------
  Total fixed income securities.........    2,078,438       45,339       8,278        2,115,499
  Equity securities.....................       84,144       23,340       1,194          106,290
                                          -----------   -----------   -----------   -----------
    Total...............................  $ 2,162,582   $   68,679      $9,472      $ 2,221,789
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
December 31, 1995:
Fixed income securities:
  Governments...........................  $   453,406   $   36,938      $  142      $   490,202
  Public utilities......................       55,793        4,617          --           60,410
  Industrial and miscellaneous..........    1,420,374       82,705       1,282        1,501,797
  Other.................................       21,631        1,586           2           23,215
                                          -----------   -----------   -----------   -----------
  Total fixed income securities.........    1,951,204      125,846       1,426        2,075,624
  Equity securities.....................       60,935       20,321       2,404           78,852
                                          -----------   -----------   -----------   -----------
    Total...............................  $ 2,012,139   $  146,167      $3,830      $ 2,154,476
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1996, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            AMORTIZED
                                                              COST         FAIR VALUE
                                                          -------------   -------------
Due in one year or less.................................  $      57,745   $      57,849
Due after one year through five years...................        576,951         588,257
Due after five years through ten years..................        666,892         675,262
Due after ten years.....................................        776,850         794,131
                                                          -------------   -------------
Total...................................................  $   2,078,438   $   2,115,499
                                                          -------------   -------------
                                                          -------------   -------------

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 36% of outstanding principal is concentrated in the states of California, Texas and New York at December 31, 1996 as compared to concentrated interests in California, Florida and New York of 35% at December 31, 1995. Loan commitments outstanding totaled $6,141,000 at December 31, 1996.

In May 1993, FASB issued Statement 114, ACCOUNTING FOR CREDITORS FOR IMPAIRMENT OF A LOAN, which became effective for fiscal years beginning after December 15, 1994, and which the Company adopted in 1995. Statement 114 requires that impaired loans are to be valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or, as a practical expedient, at the loan's observable market price, or the fair market value of the collateral if the loan is collateral dependent. The impact of adoption was not material to the Company's financial position or operating results.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $2,537,000 and $2,385,000 at December 31, 1996 and 1995, respectively, on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) recorded in shareholder's equity for the year ended December 31 were as follows (in thousands):

                                                          1996            1995            1994
                                                      -------------   -------------   -------------
Change in unrealized gains before adjustments.......  $     (83,065)  $     214,452   $    (155,923)
Adjustments:
Decrease (increase) in amortization of deferred
 policy acquisition costs...........................          3,376          (9,789)          9,288
Participating policyholders' share of earnings......             --              --           2,684
Deferred income taxes...............................         31,072         (71,632)         50,383
                                                      -------------   -------------   -------------
Change in net unrealized gains (losses).............        (48,617)        133,031         (93,568)
Net unrealized gains (losses), beginning of year....         90,677         (42,354)         51,214
                                                      -------------   -------------   -------------
Net unrealized gains (losses), end of year..........  $      42,060   $      90,677   $     (42,354)
                                                      -------------   -------------   -------------
                                                      -------------   -------------   -------------

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                           1996            1995            1994
                                                       -------------   -------------   -------------
NET INVESTMENT INCOME
Fixed maturities.....................................  $     141,973   $     139,062   $     119,668
Equity securities....................................          6,682           2,026           1,937
Mortgage loans on real estate........................         52,949          49,227          36,816
Policy loans.........................................          3,195           2,797           2,731
Short-term investments...............................          5,175          11,863           4,671
Real estate and other investments....................          5,358           4,750           2,138
                                                       -------------   -------------   -------------
                                                             215,332         209,725         167,961
Expenses.............................................         (9,309)         (6,188)         (5,447)
                                                       -------------   -------------   -------------
                                                       $     206,023   $     203,537   $     162,514
                                                       -------------   -------------   -------------
                                                       -------------   -------------   -------------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities.....................................  $       3,334   $      50,393   $     (27,854)
Equity securities....................................         18,281           2,830           1,352
Mortgage loans on real estate........................           (144)           (242)         (2,992)
Policy loans.........................................             --              --              --
Short-term investments...............................             57              (3)            (60)
Real estate and other investments....................          4,203           2,102             739
                                                       -------------   -------------   -------------
                                                       $      25,731   $      55,080   $     (28,815)
                                                       -------------   -------------   -------------
                                                       -------------   -------------   -------------

Proceeds from sales of investments in fixed maturities were $2,652,887,000, $2,000,068,000 and $1,798,185,000 in 1996, 1995 and 1994, respectively. Gross gains of $28,606,000, $61,070,000 and $16,618,000 and gross losses of
$25,272,000, $10,677,000 and $44,472,000 were realized on the sales in 1996,
1995 and 1994, respectively.

4.    DEFERRED POLICY ACQUISITION COSTS
    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                     INTEREST
                                                   SENSITIVE AND
                                    TRADITIONAL     INVESTMENT     ACCIDENT AND
                                       LIFE          PRODUCTS         HEALTH           TOTAL
                                   -------------   -------------   -------------   -------------
Balance January 1, 1995..........  $     49,910    $    141,309    $     40,979    $     232,198
Acquisition costs deferred.......            --          56,391              --           56,391
Acquisition costs amortized......       (11,378)        (17,071)        (12,842)         (41,291)
Additional amortization of
 deferred acquisition costs from
 unrealized gains on
 available-for-sale securities               --          (9,789)             --           (9,789)
                                   -------------   -------------   -------------   -------------
Balance December 31, 1995........        38,532         170,840          28,137          237,509
Acquisition costs deferred.......            --          66,515              --           66,515
Acquisition costs amortized......        (5,375)        (19,695)        (14,255)         (39,325)
Reduced amortization of deferred
 acquisition costs from
 unrealized gains on
 available-for-sale securities...            --           3,376              --            3,376
                                   -------------   -------------   -------------   -------------
Balance December 31, 1996........  $     33,157    $    221,036    $     13,882    $     268,075
                                   -------------   -------------   -------------   -------------
                                   -------------   -------------   -------------   -------------

FORTIS BENEFITS INSURANCE COMPANY

4.    DEFERRED POLICY ACQUISITION COSTS (CONTINUED)
Included within total deferred policy acquisition costs at December 31, 1996 is $27,914,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. The estimated amount of PVP to be amortized during each of the next two years is as follows: 1997--$17,478,000; and 1998--$10,436,000.

During 1996, 1995 and 1994, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized capital (losses) gains resulted in (reduced) additional amortization of acquisition costs deferred of $1,894,000, $4,825,000 and $(935,000), respectively. In addition, the Company recorded (reduced) policyholder dividends payable of $1,095,000 in 1995 and $(761,000) in 1994.

5.  PROPERTY AND EQUIPMENT
    A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                    1996            1995
                                                                -------------   -------------
Land..........................................................  $       1,900   $       1,900
Building and improvements.....................................         25,133          23,319
Furniture and equipment.......................................         95,370          85,592
                                                                -------------   -------------
                                                                      122,403         110,811
Less accumulated depreciation.................................        (69,521)        (50,780)
                                                                -------------   -------------
Net property and equipment....................................  $      52,882   $      60,031
                                                                -------------   -------------
                                                                -------------   -------------

6.  ACCIDENT AND HEALTH RESERVES
    Activity for the liability for unpaid accident and health claims and claims adjustment expenses is summarized as follows (in thousands):

                                                                  YEAR ENDED DECEMBER 31
                                                       ---------------------------------------------
                                                           1996            1995            1994
                                                       -------------   -------------   -------------
Balance as of January 1, net of reinsurance
 recoverables........................................  $     928,832   $     838,810   $     806,538
Add: Incurred losses related to:
  Current year.......................................        865,907         827,261         656,052
  Prior years........................................        (64,094)        (28,520)        (58,218)
                                                       -------------   -------------   -------------
    Total incurred losses............................        801,813         798,741         597,834
Deduct: Paid losses related to:
  Current year.......................................        549,144         492,460         377,595
  Prior years........................................        233,790         216,259         187,967
                                                       -------------   -------------   -------------
    Total paid losses................................        782,934         708,719         565,562
                                                       -------------   -------------   -------------
Balance as of December 31, net of reinsurance
 recoverables........................................  $     947,711   $     928,832   $     838,810
                                                       -------------   -------------   -------------
                                                       -------------   -------------   -------------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; (2) the table above includes claims adjustment expense liabilities that are included in accrued expenses on the balance sheet; and (3) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business, a reduction of loss reserves which considered historically high inflation in medical costs and, in 1994, a refinement in the claims reserve estimates.

FORTIS BENEFITS INSURANCE COMPANY

7.  FEDERAL INCOME TAXES
    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1996 and 1995 are as follows (in thousands):

                                                                    1996            1995
                                                                -------------   -------------
Deferred tax assets:
  Reserves....................................................  $      51,271   $      54,346
  Separate account assets/liabilities.........................         40,989          34,386
  Unrealized losses...........................................          2,648              --
  Accrued liabilities.........................................          8,439          13,781
  Claims and benefits payable.................................          7,764           2,626
  Other.......................................................          1,549             123
                                                                -------------   -------------
    Total deferred tax assets.................................        112,660         105,262

Deferred tax liabilities:
  Other.......................................................          2,348              --
  Unrealized gains............................................         20,402          48,826
  Deferred policy acquisition costs...........................         67,850          60,930
  Investments.................................................          1,942              --
  Fixed assets................................................          3,110           5,044
                                                                -------------   -------------
    Total deferred tax liabilities............................         95,652         114,800
                                                                -------------   -------------
    Net deferred tax asset (liability)........................  $      17,008   $      (9,538)
                                                                -------------   -------------
                                                                -------------   -------------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (credit) for the year ended December 31 is shown as follows (in thousands):

                                                          1996       1995      1994
                                                         -------   --------   -------
Current................................................  $32,193   $ 39,660   $15,046
Deferred...............................................   (1,094)   (11,769)   (3,451)
                                                         -------   --------   -------
                                                         $31,099   $ 27,891   $11,595
                                                         -------   --------   -------
                                                         -------   --------   -------

Federal Income tax payments and refunds resulted in net payments of $16,434,000, $40,453,000 and $10,351,000 in 1996, 1995 and 1994, respectively.

FORTIS BENEFITS INSURANCE COMPANY

7.  FEDERAL INCOME TAXES (CONTINUED)
The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1996     1995     1994
                                                               ------   ------   ------
Statutory income tax rate....................................    35.0%    35.0%    35.0%
Tax audit provision..........................................      --       --      0.8
Other, net...................................................     (.2)    (0.9)    (2.1)
                                                               ------   ------   ------
                                                                 34.8%    34.1%    33.7%
                                                               ------   ------   ------
                                                               ------   ------   ------

8.  ASSETS HELD IN SEPARATE ACCOUNTS
    Separate account assets at December 31 were as follows (in thousands):

                                                                 1996            1995
                                                             -------------   -------------
Premium and annuity considerations for the variable annuity
 products and variable universal life product for which the
 contract holder, rather than the Company, bears the
 investment risk...........................................  $   2,344,474   $   1,757,476
Assets of the separate accounts owned by the Company, at
 fair value................................................         30,244          24,009
                                                             -------------   -------------
                                                             $   2,374,718   $   1,781,485
                                                             -------------   -------------
                                                             -------------   -------------

9.  STATUTORY ACCOUNTING PRACTICES
    Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                     NET INCOME                         SHAREHOLDER'S EQUITY
                                    ---------------------------------------------   -----------------------------
                                        1996            1995            1994            1996            1995
                                    -------------   -------------   -------------   -------------   -------------
Based on statutory accounting
 practices........................  $      55,046   $      30,576   $      49,759   $     482,507   $     377,040
Deferred policy acquisition
 costs............................         27,190          15,100          19,783         268,075         237,509
Investment valuation
 differences......................         (1,600)            330             370          31,326         114,413
Policy reserves...................        (19,505)        (29,238)        (25,213)       (131,159)       (114,259)
Current income taxes payable......         (1,292)         (1,294)             --          (7,895)         (7,895)
Deferred income taxes.............          1,094          11,769           2,356          17,008          (9,538)
Realized gains (losses) on
 investments......................            264           1,938          (1,052)             --              --
Realized gains (losses)
 transferred to the Interest
 Maintenance Reserve (IMR), net of
 tax..............................          2,335          31,711         (18,456)             --              --
Amortization of IMR, net of tax...         (6,130)         (5,261)         (5,479)             --              --
Property and equipment............             --              --              --          20,481          27,172
Interest maintenance reserve......             --              --              --          50,019          53,814
Asset valuation reserve...........             --              --              --          62,961          48,507
Other, net........................            790          (1,761)            789         (12,650)        (15,665)
                                    -------------   -------------   -------------   -------------   -------------
As reported herein................  $      58,192   $      53,870   $      22,857   $     780,673   $     711,098
                                    -------------   -------------   -------------   -------------   -------------
                                    -------------   -------------   -------------   -------------   -------------

10. REINSURANCE
    The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

FORTIS BENEFITS INSURANCE COMPANY

10. REINSURANCE (CONTINUED)
Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                             1996       1995       1994
                                                           --------   --------   --------
Life insurance...........................................  $  8,680   $  4,661   $  5,571
Accident and health insurance............................     6,793      3,410     36,782
                                                           --------   --------   --------
                                                           $ 15,473   $  8,071   $ 42,353
                                                           --------   --------   --------
                                                           --------   --------   --------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                            1996       1995       1994
                                                          --------   --------   --------
Life insurance..........................................  $  7,225   $  2,489   $  1,650
Accident and health insurance...........................     5,993      8,807     19,913
                                                          --------   --------   --------
                                                          $ 13,218   $ 11,296   $ 21,563
                                                          --------   --------   --------
                                                          --------   --------   --------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

11. STATUTORY INFORMATION
    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $47,728,000 free from such restrictions at December 31, 1996. Distributions in excess of this amount would require regulatory approval.

Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by Minnesota Insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ form state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices. This project, which is not expected to be completed before 1998, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. All of the Company's insurance subsidiaries exceed minimum RBC requirements.

12. TRANSACTIONS WITH AFFILIATED COMPANIES
    The Company receives various services from Fortis, Inc. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for the years ended December 31, 1996, 1995 and 1994, were $13,319,000, $10,074,000 and $8,944,000, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $68,616,000, $59,308,000 and $57,307,000, in commissions to its affiliate,
Fortis Investors, Inc. for the years ended December 31, 1996, 1995 and 1994, respectively.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

Investments are reported in the accompanying balance sheets on the following basis:

FORTIS BENEFITS INSURANCE COMPANY

13. FAIR VALUE DISCLOSURES (CONTINUED)
    The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

    Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value.

    The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                         DECEMBER 31
                                                -------------------------------------------------------------
                                                            1996                            1995
                                                -----------------------------   -----------------------------
                                                  CARRYING          FAIR          CARRYING          FAIR
                                                   AMOUNT           VALUE          AMOUNT           VALUE
                                                -------------   -------------   -------------   -------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities........................  $   2,115,499   $   2,115,499   $   2,075,624   $   2,075,624
      Equity securities.......................        106,290         106,290          78,852          78,852
      Mortgage loans on real estate...........        582,869         614,555         562,697         605,501
  Policy loans................................         60,722          60,722          53,863          53,863
  Short-term investments......................        182,817         182,817         153,499         153,499
  Cash........................................         20,474          20,474               1               1
  Assets held in separate accounts............      2,371,601       2,371,601       1,781,485       1,781,485

Liabilities:
  Individual and group annuities (subject to
   discretionary withdrawal)..................  $     916,754   $     886,110   $     865,623   $     834,621

14. COMMITMENTS AND CONTINGENCIES
    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS
    The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation during such years of service. Fortis, Inc. is not able to segregate Company specific benefit obligations or plan assets. On an aggregate basis, the fair value of plan assets exceeded the accumulated benefit obligations as of December 31, 1996.

The Company has a profit sharing plan covering substantially all employees which provides benefits payable to participants on retirement or disability and to beneficiaries of participants in event of the participant's death. Amounts contributed to the plan and expensed by the Company were $3,913,000, $3,765,000 and $3,536,000 in 1996, 1995 and 1994, respectively.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company


We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500 and Blue Chip Stock Subaccounts and the Norwest Select Fund's Small Company Stock Subaccount) as of December 31, 1996, and the related statements of changes in net assets for each of the three years in the period then ended, except for the Fortis Series Fund, Inc.'s Global Asset Allocation, Global Bond, and International Stock Subaccounts and the Norwest Select Fund's Small Company Stock Subaccount which are for the years ended December 31, 1996 and 1995, and the Fortis Series Fund, Inc.'s Value, S & P 500 and Blue Chip Stock Subaccounts which are for the period from May 1, 1996 to December 31, 1996. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company Variable Account C at December 31, 1996, and the changes in its net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP



Minneapolis, MN

April 18, 1997

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

DECEMBER 31, 1996


                                                                                                                      NET ASSET
                                                                                                                      VALUE FOR
                                                                                                                       VARIABLE
                                                                                                                         LIFE
                                                               ATTRIBUTABLE TO                                        INSURANCE
                                                  NET ASSETS   FORTIS BENEFITS    ATTRIBUTABLE TO     ACCUMULATION   POLICIES PER
                                                  AT MARKET       INSURANCE        VARIABLE LIFE         UNITS       ACCUMULATION
                         SHARES        COST         VALUE          COMPANY       INSURANCE POLICIES   OUTSTANDING        UNIT
                        ---------  ------------  ------------  ---------------   ------------------   ------------   ------------
Investments in Fortis
 Series Fund, Inc.
 (Note 4):
  Growth Stock........  4,694,746  $107,983,324  $153,019,136    $       --         $153,019,136        6,672,384       $22.93
  U.S. Government
   Securities
   Series.............    766,717     8,121,439     8,103,819            --            8,103,819          527,544        15.36
  Money Market
   Series.............    661,850     7,378,891     7,243,083            --            7,243,083          552,652        13.11
  Asset Allocation
   Series.............  1,824,030    26,691,234    30,995,929            --           30,995,929        1,584,248        19.57
  Diversified Income
   Series.............    464,543     5,421,995     5,434,276            --            5,434,276          336,664        16.14
  Global Growth
   Series.............  3,259,883    47,600,484    61,923,758            --           61,923,758        3,319,885        18.65
  Aggressive Growth
   Series.............  1,650,622    21,303,899    22,481,138            --           22,481,138        1,690,254        13.30
  Growth & Income
   Series.............    786,719    10,274,078    11,928,867            --           11,928,867          767,092        15.55
  High Yield Series...    278,353     2,817,496     2,735,009            --            2,735,009          227,925        12.00
  Global Asset
   Allocation
   Series.............    288,919     3,349,959     3,566,385            --            3,566,385          275,588        12.94
  Global Bond
   Series.............    147,956     1,660,623     1,641,086            --            1,641,086          136,606        12.01
  International Stock
   Series.............    696,108     7,993,307     8,660,838            --            8,660,838          683,171        12.68
  Value Series........    106,485     1,120,104     1,211,875       330,066              881,809           79,662        11.07
  S & P 500 Series....    302,902     3,166,360     3,473,163     1,662,715            1,810,448          159,588        11.34
  Blue Chip Stock
   Series.............    244,162     2,522,147     2,849,421     1,692,240            1,157,181          100,187        11.55
                                   ------------  ------------  ---------------   ------------------   ------------
  Total...............             $257,405,340  $325,267,783    $3,685,021         $321,582,762       17,113,450
                                   ------------  ------------  ---------------   ------------------   ------------
                                   ------------  ------------  ---------------   ------------------   ------------


                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1996


                                        FORTIS U.S.    FORTIS      FORTIS       FORTIS       FORTIS       FORTIS       FORTIS
                             FORTIS     GOVERNMENT     MONEY        ASSET     DIVERSIFIED    GLOBAL     AGGRESSIVE    GROWTH &
                          GROWTH STOCK  SECURITIES     MARKET    ALLOCATION     INCOME       GROWTH       GROWTH       INCOME
                             SERIES       SERIES       SERIES      SERIES       SERIES       SERIES       SERIES       SERIES
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------  -----------

Operations:
  Dividend income........ $    527,085  $  605,366   $  247,490  $ 1,554,337  $  400,689   $    83,808  $    39,056  $   325,645
  Mortality and expense
   and policy advance
   charges (Note 4)......   (1,560,953)    (93,233)     (65,386)    (304,540)    (58,622)     (587,181)    (185,010)     (85,797)
  Net realized gain on
   investments...........    3,093,713       5,038      169,300      865,889      57,483       993,919      357,189      274,926
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   16,535,918    (438,794)    (117,129)     840,429    (242,246)    6,922,496      (12,181)   1,035,468
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS.....   18,595,763      78,377      234,275    2,956,115     157,304     7,413,042      199,054    1,550,242

Capital transactions:
  Purchase of Variable
   Account units.........   27,173,798   1,636,966    9,335,749    6,373,151   1,861,420    19,313,887   14,849,914    6,716,429
  Redemption of Variable
   Account units.........   (6,937,039) (2,341,998)  (7,246,239)  (1,972,178) (1,629,694)   (1,849,063)  (1,128,224)    (582,392)
  Mortality and expense
   charge redeemed.......    1,560,953      93,233       65,386      304,540      58,622       587,181      185,010       85,797
  Funding of subaccount
   by Fortis Benefits
   Insurance Company.....           --          --           --           --          --            --           --           --
  Redemption of Fortis
   Benefits Insurance
   Company investment in
   subaccount............   (1,710,453)         --           --     (795,833)         --      (691,667)    (813,949)    (817,093)
  Dividend income
   distribution to Fortis
   Benefits Insurance
   Company...............           --          --           --           --          --            --           --           --
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
    INCREASE (DECREASE)
     FROM CAPITAL
     TRANSACTIONS........   20,087,259    (611,799)   2,154,896    3,909,680     290,348    17,360,338   13,092,751    5,402,741

Net assets at beginning
 of period...............  114,336,114   8,637,241    4,853,912   24,130,134   4,986,624    37,150,378    9,189,333    4,975,884
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
    NET ASSETS AT END OF
     PERIOD.............. $153,019,136  $8,103,819   $7,243,083  $30,995,929  $5,434,276   $61,923,758  $22,481,138  $11,928,867
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------  -----------

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1996


                                                                                                            NORWEST
                                FORTIS       FORTIS                                             FORTIS      SELECT
                   FORTIS    GLOBAL ASSET    GLOBAL       FORTIS        FORTIS    FORTIS S&P  BLUE CHIP      SMALL       COMBINED
                 HIGH YIELD   ALLOCATION      BOND     INTERNATIONAL    VALUE        500        STOCK       COMPANY      VARIABLE
                   SERIES       SERIES       SERIES    STOCK SERIES    SERIES*     SERIES*     SERIES*    STOCK FUND     ACCOUNT
                 ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------  ------------
Operations:
  Dividend
   income....... $  234,012   $  141,406   $   80,570    $  259,053   $    6,679  $   19,549  $    9,822  $        --  $  4,534,567
  Mortality and
   expense and
   policy
   advance
   charges (Note
   4)...........    (23,877)     (27,914)     (16,020)      (61,578)      (2,299)     (4,259)     (3,294)          --    (3,079,963)
  Net realized
   gain on
  investments...     21,357      367,644        1,414       368,588          365       5,170       5,823           --     6,031,982
  Net unrealized
   appreciation
  (depreciation)
   of
   investments
   during the
   period.......     (5,315)     (17,628)    (161,532)      384,582       91,771     306,803     327,274       88,953    26,094,705
                 ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------  ------------
    NET INCREASE
     (DECREASE)
     IN NET
     ASSETS
     RESULTING
     FROM
   OPERATIONS...    226,177      463,508      (95,568)      950,645       96,516     327,263     339,625       88,953    33,581,291

Capital
 transactions:
  Purchase of
   Variable
   Account
   units........  1,521,655    1,974,410    1,203,711     5,472,129      868,724   1,805,644   1,156,736           --   101,264,323
  Redemption of
   Variable
   Account
   units........   (513,751)    (178,317)    (495,016)     (271,603)     (43,808)   (104,433)    (94,289)          --   (25,388,044)
  Mortality and
   expense
   charge
   redeemed.....     23,877       27,914       16,020        61,578        2,299       4,259       3,294           --     3,079,963
  Funding of
   subaccount by
   Fortis
   Benefits
   Insurance
   Company......         --           --           --            --      290,000   1,450,000   1,450,000           --     3,190,000
  Redemption of
   Fortis
   Benefits
   Insurance
   Company
   investment in
   subaccount... (1,306,472)  (5,888,424)  (5,496,965)   (5,860,743)          --          --          --   (1,248,440)  (24,630,039)
  Dividend
   income
   distribution
   to Fortis
   Benefits
   Insurance
   Company......         --           --           --            --       (1,856)     (9,570)     (5,945)          --       (17,371)
                 ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------  ------------
    INCREASE
     (DECREASE)
     FROM
     CAPITAL
 TRANSACTIONS...   (274,691)  (4,064,417)  (4,772,250)     (598,639)   1,115,359   3,145,900   2,509,796   (1,248,440)   57,498,832

Net assets at
 beginning of
 period.........  2,783,523    7,167,294    6,508,904     8,308,832           --          --          --    1,159,487   234,187,660
                 ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------  ------------
    NET ASSETS
     AT END OF
     PERIOD..... $2,735,009   $3,566,385   $1,641,086    $8,660,838   $1,211,875  $3,473,163  $2,849,421  $        --  $325,267,783
                 ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------  ------------
                 ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------  ------------


--------------------------

*  For the period from May 1, 1996 to December 31, 1996.


                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1995


                                        FORTIS U.S.    FORTIS      FORTIS       FORTIS       FORTIS       FORTIS
                             FORTIS     GOVERNMENT     MONEY        ASSET     DIVERSIFIED    GLOBAL     AGGRESSIVE
                          GROWTH STOCK  SECURITIES     MARKET    ALLOCATION     INCOME       GROWTH       GROWTH
                             SERIES       SERIES       SERIES      SERIES       SERIES       SERIES       SERIES
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------
Operations:
  Dividend income........ $    510,059  $      379   $  180,105  $   924,340  $      155   $   194,924  $   32,999
  Mortality and expense
   and policy advance
   charges (Note 4)......   (1,093,454)    (95,405)     (52,173)    (231,545)    (49,814)     (352,145)    (55,105)
  Net realized gain
   (loss) on
   investments...........      542,606     (54,024)     176,710      184,857      10,234       155,887      87,207
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   20,881,118   1,463,356      (98,436)   2,815,928     639,984     7,220,951   1,158,725
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS.....   20,840,329   1,314,306      206,206    3,693,580     600,559     7,219,617   1,223,826

Capital transactions:
  Purchase of Variable
   Account units.........   23,231,047   2,331,839    5,764,979    5,135,857   2,234,605     9,569,763   6,246,152
  Redemption of Variable
   Account units.........   (2,402,006) (2,234,298)  (5,395,064)  (1,383,622) (1,087,689)   (1,321,205)   (621,660)
  Mortality and expense
   charge redeemed.......    1,093,454      95,405       52,173      231,545      49,814       352,145      55,105
  Funding of subaccount
   by Fortis Benefits
   Insurance Company.....           --          --           --           --          --            --          --
  Dividend income
   distribution to Fortis
   Benefits Insurance
   Company...............       (7,237)         --           --      (31,040)         --        (3,423)     (2,760)
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------
    INCREASE FROM CAPITAL
     TRANSACTIONS........   21,915,258     192,946      422,088    3,952,740   1,196,730     8,597,280   5,676,837

Net assets at beginning
 of period...............   71,580,527   7,129,989    4,225,618   16,483,814   3,189,335    21,333,481   2,288,670
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------
    NET ASSETS AT END OF
     PERIOD.............. $114,336,114  $8,637,241   $4,853,912  $24,130,134  $4,986,624   $37,150,378  $9,189,333
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------
                          ------------  -----------  ----------  -----------  -----------  -----------  -----------

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1995


                                                           FORTIS                                 NORWEST
                                 FORTIS                    GLOBAL                    FORTIS       SELECT
                                GROWTH &      FORTIS        ASSET       FORTIS     INTERNATIONAL    SMALL      COMBINED
                                 INCOME     HIGH YIELD   ALLOCATION   GLOBAL BOND     STOCK       COMPANY      VARIABLE
                                 SERIES       SERIES       SERIES       SERIES       SERIES     STOCK FUND      ACCOUNT
                               -----------  -----------  -----------  -----------  -----------  -----------  -------------
Operations:
  Dividend income............. $    83,612  $  252,046   $  199,139   $   349,572  $  117,200   $   38,350   $   2,882,880
  Mortality and expense and
   policy advance charges
   (Note 4)...................     (24,640)    (11,638)      (7,642)       (5,019)    (13,805)          --      (1,992,385)
  Net realized gain (loss) on
   investments................      40,572       7,233       21,531        37,910      13,134           --       1,223,857
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................     619,472      11,854      742,740       608,208     775,358      121,137      36,960,395
                               -----------  -----------  -----------  -----------  -----------  -----------  -------------
    NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS...............     719,016     259,495      955,768       990,671     891,887      159,487      39,074,747

Capital transactions:
  Purchase of Variable Account
   units......................   3,356,014   1,244,092    1,423,812     1,061,190   2,584,243           --      64,183,593
  Redemption of Variable
   Account units..............    (366,822)   (346,228)     (59,928)     (242,976)   (101,103)          --     (15,562,601)
  Mortality and expense charge
   redeemed...................      24,640      11,638        7,642         5,019      13,805           --       1,992,385
  Funding of subaccount by
   Fortis Benefits Insurance
   Company....................          --          --    5,000,000     5,000,000   5,000,000    1,000,000      16,000,000
  Dividend income distribution
   to Fortis Benefits
   Insurance Company..........     (13,202)   (120,917)    (160,000)     (305,000)    (80,000)          --        (723,579)
                               -----------  -----------  -----------  -----------  -----------  -----------  -------------
    INCREASE FROM CAPITAL
     TRANSACTIONS.............   3,000,630     788,585    6,211,526     5,518,233   7,416,945    1,000,000      65,889,798

Net assets at beginning of
 period.......................   1,256,238   1,735,443           --            --          --           --     129,223,115
                               -----------  -----------  -----------  -----------  -----------  -----------  -------------
    NET ASSETS AT END OF
     PERIOD................... $ 4,975,884  $2,783,523   $7,167,294   $ 6,508,904  $8,308,832   $1,159,487   $ 234,187,660
                               -----------  -----------  -----------  -----------  -----------  -----------  -------------
                               -----------  -----------  -----------  -----------  -----------  -----------  -------------


                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1994


                                                         FORTIS U.S.
                                             FORTIS      GOVERNMENT       FORTIS      FORTIS ASSET      FORTIS
                                          GROWTH STOCK   SECURITIES    MONEY MARKET    ALLOCATION     DIVERSIFIED
                                             SERIES        SERIES         SERIES         SERIES      INCOME SERIES
                                          ------------   -----------   ------------   ------------   -------------
Operations:
  Dividend income.......................  $   524,850    $  607,364     $       --    $   626,408     $  257,570
  Mortality and expense and policy
   advance charges (Note 4).............     (630,146)      (79,454)       (21,446)      (146,296)       (29,757)
  Net realized gain (loss) on
   investments..........................      193,238      (126,731)        13,988         42,277        (32,443)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................   (1,837,695)     (967,547)       100,566       (678,881)      (335,368)
                                          ------------   -----------   ------------   ------------   -------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM OPERATIONS...   (1,749,753)     (566,368)        93,108       (156,492)      (139,998)

Capital transactions:
  Purchase of Variable Account units....   24,347,849     1,951,506      4,963,584      5,042,184      2,099,560
  Redemption of Variable Account
   units................................   (1,554,311)   (1,984,288)    (2,269,774)      (488,270)      (601,619)
  Mortality and expense charge
   redeemed.............................      630,146        79,454         21,446        146,296         29,757
  Funding of subaccount by Fortis
   Benefits Insurance Company...........           --            --             --             --             --
  Redemption of Fortis Benefits
   Insurance Company in investment in
   subaccount...........................           --            --             --             --             --
  Dividend income distribution to Fortis
   Benefits Insurance Company...........       (9,364)           --             --        (26,122)            --
                                          ------------   -----------   ------------   ------------   -------------
    INCREASE FROM CAPITAL
     TRANSACTIONS.......................   23,414,320        46,672      2,715,256      4,674,088      1,527,698

Net assets at beginning of period.......   49,915,960     7,649,685      1,417,254     11,966,218      1,801,635
                                          ------------   -----------   ------------   ------------   -------------
    NET ASSETS AT END OF PERIOD.........  $71,580,527    $7,129,989     $4,225,618    $16,483,814     $3,189,335
                                          ------------   -----------   ------------   ------------   -------------
                                          ------------   -----------   ------------   ------------   -------------

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1994


                                                             FORTIS       FORTIS GROWTH   FORTIS HIGH    COMBINED
                                          FORTIS GLOBAL    AGGRESSIVE       & INCOME         YIELD       VARIABLE
                                          GROWTH SERIES   GROWTH SERIES      SERIES         SERIES       ACCOUNT
                                          -------------   -------------   -------------   -----------  ------------
Operations:
  Dividend income.......................   $   144,687     $    8,878      $   12,968     $    81,918  $  2,264,643
  Mortality and expense and policy
   advance charges (Note 4).............      (157,000)        (4,484)         (1,404)         (1,463)   (1,071,450)
  Net realized gain (loss) on
   investments..........................       490,813         (2,388)            124          (3,503)      575,375
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    (1,089,277)        30,648            (222)        (88,789)   (4,866,565)
                                          -------------   -------------   -------------   -----------  ------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM OPERATIONS...      (610,777)        32,654          11,466         (11,837)   (3,097,997)

Capital transactions:
  Purchase of Variable Account units....    14,421,587      1,858,035         656,805         733,981    56,075,091
  Redemption of Variable Account
   units................................      (698,757)      (204,115)         (6,999)       (229,014)   (8,037,147)
  Mortality and expense charge
   redeemed.............................       157,000          4,484           1,404           1,463     1,071,450
  Funding of subaccount by Fortis
   Benefits Insurance Company...........            --        600,000         600,000       1,300,000     2,500,000
  Redemption of Fortis Benefits
   Insurance Company investment in
   subaccount...........................    (2,500,000)            --              --              --    (2,500,000)
  Dividend income distribution to Fortis
   Benefits Insurance Company...........        (3,407)        (2,388)         (6,438)        (59,150)     (106,869)
                                          -------------   -------------   -------------   -----------  ------------
    INCREASE FROM CAPITAL
     TRANSACTIONS.......................    11,376,423      2,256,016       1,244,772       1,747,280    49,002,525

Net assets at beginning of period.......    10,567,835             --              --              --    83,318,587
                                          -------------   -------------   -------------   -----------  ------------
    NET ASSETS AT END OF PERIOD.........   $21,333,481     $2,288,670      $1,256,238     $ 1,735,443  $129,223,115
                                          -------------   -------------   -------------   -----------  ------------
                                          -------------   -------------   -------------   -----------  ------------


                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1996

1.  GENERAL
    Fortis Benefits Insurance Company Variable Account C (the Account) was established as a segregated asset account of Fortis Benefits Insurance Company (Fortis Benefits) on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.


Fortis Benefits was founded in 1910. At December 31, 1996, Fortis Benefits had approximately $91 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.



N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in the Netherlands, Belgium, The United States, Western Europe, and the Pacific Rim. The Fortis group of companies had over $175 billion in assets at the end of 1996.



Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to the Fortis Series Fund, Inc. portfolios in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all Fortis Series Fund, Inc. portfolios to which Fortis Advisers, Inc. provided investment management services amounted to $11,076,174, $7,819,224 and $5,839,044 in 1996, 1995 and
1994, respectively.


There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Fund). The investment objectives and policies of each of the Account's subaccounts are as follows.

     - GROWTH STOCK PORTFOLIO SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET PORTFOLIO SUBACCOUNT--seeks high level of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION PORTFOLIO SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH PORTFOLIO SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT--seeks long-term capital appreciation in equity securities.

     - GROWTH AND INCOME PORTFOLIO SUBACCOUNT--seeks growth of capital and current income, through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD PORTFOLIO SUBACCOUNT--seeks maximum total return through current income and capital appreciation, through ownership of a diversified portfolio of high-yielding fixed-income securities.

     - GLOBAL ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of foreign & domestic equity securities during periods when stock market conditions appear favorable, and short-term and long-term foreign & domestic debt instruments during periods when stock market conditions are less favorable.

     - GLOBAL BOND SUBACCOUNT--seeks total return from current income and capital appreciation, by investing in a global portfolio of high quality fixed income securities.

     - INTERNATIONAL STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in equity securities of non-United States companies.

     - VALUE SUBACCOUNT--seeks growth of capital through short and long-term capital appreciation. Investing in equity securities based on the "Value" philosophy.

     - S & P 500 INDEX SUBACCOUNT--seeks growth of capital by replicating the total return of the Standard & Poor's 500 Composite Stock Price Index.

     - BLUE CHIP STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in large and medium-sized blue chip companies.

Certain 1995 amounts have been reclassified to conform to the 1996 presentation.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


    The assets of the Account are segregated from Fortis Benefits Insurance Company's other assets. The operations of the Account are part of Fortis Benefits Insurance Company. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.



INVESTMENT VALUATION



Investments in mutual funds (the "Funds") are valued at the net asset (market) value per share at the close of business on December 31, 1996, as reported by the Fund.



INVESTMENT TRANSACTIONS



Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined in the basis of identified cost. Capital gain distributions from mutual funds are recorded on the ex-dividend date and reinvested upon receipt.



INVESTMENT INCOME



Dividend income from mutual funds is recorded on the ex-dividend date and reinvested upon receipt.



3.  INVESTMENTS

    Investments in shares of Fortis Series Fund, Inc. are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of the Funds. The Funds' net asset value is based on market quotations of the securities held in the portfolios. The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the mutual fund's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation in the Funds' investments.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases and proceeds from sales of shares were as follows:

Year ended December 31, 1996:


                                                                      SHARES
                                                              -----------------------      COST OF        PROCEEDS
                                                              PURCHASED       SOLD        PURCHASES      FROM SALES
                                                              ----------   ----------   -------------   -------------
YEAR ENDED DECEMBER 31, 1996
Fortis Series Fund, Inc.:
  Growth Stock Series.......................................    890,387       281,510   $  27,173,798   $  5,553,779
  U.S. Government Securities Series.........................    151,037       218,096       1,636,966      2,336,960
  Money Market Series.......................................    851,794       661,265       9,335,749      7,076,939
  Asset Allocation Series...................................    381,630       166,417       6,373,151      1,902,122
  Diversified Income Series.................................    156,687       136,953       1,861,420      1,572,211
  Global Growth Series......................................  1,072,793       143,512      19,313,887      1,546,811
  Aggressive Growth Series..................................  1,066,159       143,413      14,849,914      1,584,984
  Growth & Income Series....................................    480,632       103,219       6,716,429      1,124,559
  High Yield Series.........................................    148,721       180,194       1,521,655      1,798,886
  Global Asset Allocation Series............................    165,534       515,514       1,974,410      5,699,097
  Global Bond Series........................................    107,893       543,796       1,203,711      5,990,567
  International Stock Series................................    460,278       522,628       5,472,129      5,763,758
  Value Series..............................................    110,116         4,219       1,158,724         45,299
  S & P 500 Series..........................................    310,869         9,660       3,255,644        108,833
  Blue Chip Stock Series....................................    252,023         8,703       2,606,736         94,411
Norwest Select Fund:
  Small Company Stock Fund..................................         --       103,433              --      1,248,440
YEAR ENDED DECEMBER 31, 1995
Fortis Series Fund, Inc.:
  Growth Stock Series.......................................    903,891        90,700      23,231,047      2,409,243
  U.S. Government Securities Series.........................    228,211       213,159       2,331,839      2,234,298
  Money Market Series.......................................    540,043       506,551       5,764,979      5,395,064
  Asset Allocation Series...................................    333,531        90,515       5,135,857      1,414,662
  Diversified Income Series.................................    197,390        95,167       2,234,605      1,087,689
  Global Growth Series......................................    673,847        93,947       9,569,763      1,324,628
  Aggressive Growth Series..................................    537,853        49,233       6,246,152        624,420
  Growth & Income Series....................................    287,048        30,747       3,356,014        380,024
  High Yield Series.........................................    122,624        46,105       1,244,092        467,145
  Global Asset Allocation Series............................    629,303        19,414       6,423,812        219,928
  Global Bond Series........................................    593,769        48,334       6,061,190        547,976
  International Stock Series................................    742,827        16,307       7,584,243        181,103
Norwest Select Fund:
  Small Company Stock Fund..................................    100,000            --       1,000,000             --
YEAR ENDED DECEMBER 31, 1994
Fortis Series Fund, Inc.:
  Growth Stock Series.......................................  1,106,287        70,314      24,347,849      1,563,675
  U.S. Government Securities Series.........................    188,049       192,822       1,951,506      1,984,288
  Money Market Series.......................................    476,828       217,878       4,963,584      2,269,774
  Asset Allocation Series...................................    361,546        37,257       5,042,184        514,392
  Diversified Income Series.................................    183,908        53,081       2,099,560        601,619
  Global Growth Series......................................  1,156,826       261,960      14,421,587      3,202,164
  Aggressive Growth Series..................................    254,672        21,957       2,458,035        206,503
  Growth & Income Series....................................    124,784         1,316       1,256,805         13,437
  High Yield Series.........................................    203,595        28,990       2,033,981        288,164

The number of shares and cost of shares issued from reinvestment of dividends with the Funds were as follows:

                                                                    COST OF
                                                        SHARES      SHARES
                                                      -----------  ---------
YEAR ENDED DECEMBER 31, 1996
Fortis Series Fund, Inc.:
  Growth Stock Series...............................      15,969   $ 527,085
  U.S. Government Securities Series.................      59,976     605,366
  Money Market Series...............................      22,984     247,490
  Asset Allocation Series...........................      91,142   1,554,337
  Diversified Income Series.........................      35,960     400,689
  Global Growth Series..............................       4,487      83,808
  Aggressive Growth Series..........................       2,878      39,056
  Growth & Income Series............................      21,580     325,645
  High Yield Series.................................      23,981     234,012
  Global Asset Allocation Series....................      11,670     141,406
  Global Bond Series................................       7,323      80,570
  International Stock Series........................      21,531     259,053
  Value Series......................................         588       6,679
  S & P 500 Series..................................       1,693      19,549
  Blue Chip Stock Series............................         842       9,822

YEAR ENDED DECEMBER 31, 1995
Fortis Series Fund, Inc.:
  Growth Stock Series...............................      18,797     510,059
  U.S. Government Securities Series.................          38         379
  Money Market Series...............................      17,356     180,105
  Asset Allocation Series...........................      59,192     924,340
  Diversified Income Series.........................          14         155
  Global Growth Series..............................      12,645     194,924
  Aggressive Growth Series..........................       2,746      32,999
  Growth & Income Series............................      16,670      83,612
  High Yield Series.................................      26,030     252,046
  Global Asset Allocation Series....................      17,511     199,139
  Global Bond Series................................      31,253     349,572
  International Stock Series........................      10,608     117,200
Norwest Select Fund:
  Small Company Stock Fund..........................       3,433      38,350

YEAR ENDED DECEMBER 31, 1994
Fortis Series Fund, Inc.:
  Growth Stock Series...............................      23,983     524,850
  U.S. Government Securities Series.................      64,492     607,364
  Money Market Series...............................          --          --
  Asset Allocation Series...........................      46,335     626,408
  Diversified Income Series.........................      24,758     257,570
  Global Growth Series..............................      11,872     144,687
  Aggressive Growth Series..........................         915       8,878
  Growth & Income Series............................       1,288      12,968
  High Yield Series.................................       8,691      81,918

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1996:


                                                       NUMBER       COST OF
                                                      OF SHARES     SHARES
                                                      ---------   -----------
Fortis Series Fund, Inc.:
  Value Series......................................    29,002    $   290,240
  S&P 500 Series....................................   145,009      1,451,374
  Blue Chip Stock Series............................   145,005      1,450,900



4.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES


ORGANIZATIONAL EXPENSES

Fortis Benefits assumes all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE


For Harmony Investment Life policies a 5% sales charge and a 2.2% state premium tax is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits General Accounts. For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment to be reimbursed for premium taxes or similar charges it expects to pay.


MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     - Monthly cost of insurance.

     - Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face expense charge of not more than $.08 per month for insureds aged 29 or less and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face expense charge of $.06 per month for insureds age 29 or less and $.20 per month for insureds age 30 and over during the first twelve policy months.


For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:


     - Monthly administrative charge of $4.50 per policy for VUL 100, VUL 220 and VUL 500 and $6.00 per Policy for Survivor. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.


     - For VUL 220, VUL 500 and Survivor, a monthly sales, premium tax and policy advance charge of $4.00 per policy.


MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES


Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of .75% of the average daily net assets representing equity of Harmony Investment Life policyholders and .90% of the average daily net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 and 1.00% of the net assets representing equity of Wall Street Series Survivor policyholders held in each account. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of .27% of net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders, and .35% of net assets representing equity of Wall Street Series Survivor. These charges are included in the statements of changes in net assets as a component of net investment income
(loss).

SURRENDER CHARGES


For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax, and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. This surrender charge is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on face increases.



For Wall Street Series Survivor policies surrendered within the first ten years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax and policy issuance expense charges not previously deducted. The entire surrender charge is subject to an overall upper limit "cap" as set forth in a table based on adjusted age and face amount in force. This cap decreases at a constant rate on the first and each subsequent policy anniversary until it reaches zero on the tenth policy anniversary.


For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.


Surrender charges collected by Fortis Benefits were $3,159,110, $2,057,483 and $1,475,321 in 1996, 1995 and 1994, respectively.



5.  FEDERAL INCOME TAXES

    The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

FORTIS BENEFITS INSURANCE COMPANY
MAILING ADDRESS:          STREET ADDRESS:           TELEPHONE:
P.O. BOX 64284            500 BIELENBERG DRIVE      1-(800) 800-2638
ST. PAUL                  WOODBURY                  EXTENSION 3028
MINNESOTA 55164           MINNESOTA 55125

This Prospectus describes interests under flexible premium variable life insurance Policies issued either on a group basis or as individual contracts by Fortis Benefits Insurance Company ("Fortis Benefits"). Participation in a group contract will be accounted for by the issuance of a certificate showing your interest under the group contract. Participation in an individual contract is shown by the issuance of an individual policy. The certificate and the individual contract are hereafter both referred to as the "Policy". The Policies are designed to provide (1) lifetime insurance coverage on the insureds named in the Policies and (2) flexibility in connection with premium payments and death benefits. This flexibility allows you to provide for changing insurance needs with a single insurance policy. The minimum initial Face Amount of a Policy is $25,000.

With respect to the Policy Value available for investment under a Policy, you may elect to receive a rate of return based on one or more of the following separate investment portfolios of Fortis Series Fund, Inc.: the Aggressive Growth Series, the International Stock Series, the Global Growth Series, the Growth Stock Series, the Growth and Income Series, the Global Asset Allocation Series, the Asset Allocation Series, the High Yield Series, the Global Bond Series, the Diversified Income Series, the U.S. Government Securities Series, or the Money Market Series. There is no guaranteed minimum Policy Value with respect to these portfolios, and you bear the entire investment risk that this value (or the Surrender Value) may decline to zero. Alternatively, you may, with respect to all or part of the Policy Value, elect to receive fixed rates of return.

The Policy may be fully surrendered at any time for its Surrender Value. See "Surrender and Partial Withdrawal." Generally after the first Policy year, you may make a partial withdrawal of Surrender Value once a year. You also may take out Policy loans and have considerable flexibility to vary the frequency and amount of premium payments. Payment of Planned Periodic Premiums will not necessarily keep a Policy from lapsing if the Surrender Value is exhausted. However, the Policy will not lapse if certain Minimum Premium payments are made. This guarantee will be for the lesser of 12 years from the Policy Date or until Age 65 (or for 5 years if over Age 60 at issue).

This prospectus contains detailed information about these and other Policy features, including certain restrictions and limitations which apply. This Prospectus also discusses the way in which the return earned by the Policy Value can affect a Policy's death benefit and Surrender Value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to, an existing flexible premium variable or other life insurance policy.

THESE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FORTIS SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THAT ENTITY.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FORTIS
VUL100

(Flexible Premium
Variable Life
Insurance Policies)
PROSPECTUS DATED
May 1, 1995

[FORTIS LOGO]

TABLE OF CONTENTS

                                                                                               PAGE
Index of Defined Words and Phrases.........................................................          4
Summary....................................................................................          5
    - Fortis Benefits/Fortis Financial Group Member........................................          5
    - Payment of Premiums..................................................................          5
    - Guaranteed Death Benefit.............................................................          5
    - Allocation of Premiums Among Various Alternatives....................................          5
    - Policy Value; Policy Value Advances; Cash Value Bonuses..............................          6
    - Surrenders...........................................................................          7
    - Charges..............................................................................          7
    - Death Benefit........................................................................          8
    - Benefit at Maturity..................................................................          8
    - Policy Loans.........................................................................          8
    - Settlement Options...................................................................          8
    - Taxes................................................................................          8
    - Right to Return a Policy.............................................................          8
    - How to Exercise Your Rights Under a Policy...........................................          8
The Separate Account and Fortis Series Fund, Inc...........................................          9
    - The Separate Account.................................................................          9
    - Financial and Performance Information................................................         10
    - Fortis Series Fund, Inc..............................................................         11
Policy Benefits............................................................................         11
    - Death Benefit........................................................................         11
    - Changes in Face Amount...............................................................         12
    - Policy Value.........................................................................         12
    - Policy Value Advances and Cash Value Bonuses.........................................         13
    - Calculation of Separate Account Policy Value.........................................         14
    - Separate Account Net Investment Return...............................................         14
Payment and Allocation of Premiums.........................................................         14
    - Issuance of a Policy.................................................................         14
    - Premiums.............................................................................         15
    - Allocation of Premiums and Policy Value..............................................         17
    - Policy Lapse and Reinstatement.......................................................         18
Charges and Deductions.....................................................................         18
    - Premium Tax and Sales Charges........................................................         18
    - Deductions to Recover Policy Value Advances..........................................         20
    - Monthly Deduction from Policy Value..................................................         20
    - Charge for Mortality and Expense Risks...............................................         21
    - Miscellaneous........................................................................         21
    - Guarantee of Certain Charges.........................................................         21
Loan Privileges............................................................................         21
    - Rate Charged on Policy Loans.........................................................         22
    - Credited Rate for Policy Loans.......................................................         22
    - Effect of a Policy Loan..............................................................         22
    - Repayment of a Loan..................................................................         22
Surrender and Partial Withdrawal...........................................................         22
Rights Reserved by Fortis Benefits.........................................................         23
    - Payment and Deferment................................................................         23

                                                                                               PAGE
Distribution of the Policies...............................................................         24
Federal Tax Matters........................................................................         24
    - Tax Status of the Policy.............................................................         24
    - Taxation of Policy Benefits..........................................................         25
    - Taxation of Fortis Benefits..........................................................         26
Other Policy Provisions....................................................................         26
Management.................................................................................         28
Voting Privileges..........................................................................         28
Reports....................................................................................         29
State Regulation...........................................................................         29
Legal Matters..............................................................................         29
Experts....................................................................................         29
Ratings and Rankings.......................................................................         29
Financial Statements.......................................................................         30
Appendix A.................................................................................        A-1
    - Optional Income Plans................................................................        A-1
Appendix B.................................................................................        B-1
    - Illustrations of Death Benefits, Policy Values, Surrender Values and Accumulated
      Premiums.............................................................................        B-1
    - Policy Value Advances................................................................        B-2
Appendix C.................................................................................        C-1
    - Oregon Policy Value Advances.........................................................        C-1
Appendix D.................................................................................        D-1
    - The General Account..................................................................        D-1
    - General Description..................................................................        D-1
    - General Account Policy Value.........................................................        D-1
    - Transfers, Surrenders and Policy Loans...............................................        D-1
Appendix E.................................................................................        E-1
    - Maximum Death Benefit Per $1,000 of Annualized Planned Periodic Premium..............        E-1

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

The purpose of the Policies is to provide insurance protection for the beneficiary named therein. No claim is made that the Policies are in any way similar or comparable to a systematic investment plan of a mutual fund.

INDEX OF DEFINED WORDS AND PHRASES

Below are listed words and phrases used in this Prospectus, together with the page or pages of this Prospectus on which each is defined or explained.

                                                                           PAGE

Age......................................................................     27
Alternative Death Benefit................................................     11
Cash Value Bonuses.......................................................     13
Sales Charge.............................................................     18
Date of Receipt..........................................................     26
Death Benefit............................................................     11
Face Amount..............................................................     14
Fortis Benefits..........................................................      5
Fortis Series............................................................      4
General Account..........................................................    D-1
Grace Period.............................................................     17
Guaranteed Death Benefit.................................................      5
Guideline Annual Premium.................................................     16
Home Office..............................................................      9
Minimum Premium..........................................................     16
Monthly Deduction........................................................     20
Monthly Anniversary......................................................     14
Net Amount at Risk.......................................................     20
Net Cash Value...........................................................     17
NYSE.....................................................................     14
Planned Periodic Premium.................................................     15
Policy Anniversary.......................................................     14
Policy Date..............................................................     14
Policy Value.............................................................     12
Policy Value Advance.....................................................     12
Portfolio................................................................     11
Pro Rata Basis...........................................................     20
Separate Account.........................................................      9
Subaccount...............................................................      9
Surrender Charge.........................................................     19
Surrender Value..........................................................      7
Valuation Date...........................................................     12
Valuation Period.........................................................     14
1940 Act.................................................................      9

SUMMARY

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company ("Fortis Benefits"), the issuer of the Policies, was founded in 1910. At the end of 1994, Fortis Benefits had approximately $61 billion of total life insurance in force. Fortis Benefits is a Minnesota Corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV N.V. and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Time Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities life insurance and disability income products.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, the Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV N.V. and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. Fortis had approximately $108 billion in assets as of year-end 1994.

All of the guarantees and commitments under the Policies are general obligations of Fortis Benefits, regardless of whether the Policy Value has been allocated to the Separate Account or to the General Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Policies.

Best's Insurance Reports, Life-Health Edition 1994, assigned Fortis Benefits one of its highest ratings, A+ (Superior) as of December 31, 1993, for financial position and operating performance. Fortis Benefits has a rating of AA from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA offer "excellent financial security". These ratings represent such rating agencies' independent opinion of Fortis Benefits' financial strength and ability to meet policyholder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Separate Account.

PAYMENT OF PREMIUMS

At the time of Policy issuance, you must pay at least the initial amount under a Planned Periodic Premium payment schedule you establish. The minimum annualized planned premium is $900.00 below age 30, $1,400.00 for ages 31-40, $2,100.00 for ages 41-50, $2,400.00 for ages 51-60 and $2,800.00 for ages above 60. If the
Planned Periodic Premium is paid monthly, the initial premium must at least equal two months' Planned Periodic Premiums. Thereafter, subject to the limitations described under "Payment and Allocation of Premiums--Premiums," premium payments may be made at any time and in any amount.

GUARANTEED DEATH BENEFIT

A Policy is guaranteed not to lapse if, as of each Monthly Anniversary, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by you, at least equals
(2) the cumulative monthly Minimum Premiums, assuming regular monthly payment thereof commencing on the Policy Date and continuing through the current Monthly Anniversary. This guarantee will be for the lesser of 12 years from the Policy Date or until Age 65 (or for 5 years if over Age 60 at issue). Subject to these conditions, there is in effect a "Guaranteed Death Benefit" in the amount of the Policy's then-current Face Amount. If the Minimum Premium requirements are not met on any Monthly Anniversary, the guarantee terminates and may not be reinstated. The initial monthly Minimum Premiums are specified in each Policy, and additional Minimum Premium payments will be necessary to keep this guarantee in effect if the Face Amount of the Policy is increased. See "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums."

If the Minimum Premium requirement described above is not met, and in any event after the Guaranteed Death Benefit ends, a Policy will lapse if the Net Cash Value becomes insufficient to pay the continuing charges and deductions. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement" and "Charges and Deductions--Premium Tax and Sales Charges." Premium payments in excess of the Planned Periodic Premium payments may therefore be necessary to keep a Policy in force.

ALLOCATION OF PREMIUMS AMONG VARIOUS ALTERNATIVES

You may allocate premiums paid under a Policy to one or more of the Subaccounts of Variable Account C, a separate investment account of Fortis Benefits (see "The Separate Account and Fortis Series Fund, Inc.") and/or to Fortis Benefits' General Account. The assets in each of the current Subaccounts are invested in a separate class (or series) of stock of Fortis Series Fund, Inc. ("Fortis Series"), a "series" type of mutual fund. Each class of stock represents a separate investment Portfolio within Fortis Series. The investment Portfolios of Fortis Series which are currently available are the Aggressive Growth Series, the International Stock Series, the Global Growth Series, Growth Stock Series, the Growth and Income Series, the Global Asset Allocation Series, the Asset Allocation Series, the High Yield Series, the Global Bond Series, the Diversified Income Series, the U.S. Government Securities Series, and the Money Market Series. Premiums allocated to the General Account are held as part of Fortis Benefits' general investment assets. See Appendix D--"The General Account."

Each Portfolio has a different investment objective and is managed by Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. currently receives a fee from the Funds at an annual rate as follows: for Aggressive Growth Series, .7% of the first $100 million of average daily net assets, and .6% thereafter; for International Stock Series,
 .85% of the first $100 million of such assets, and .8% thereafter; for Global Growth Series, .7% of the first $500 million of average daily net assets, and
 .6% thereafter, for Growth Stock Series and the Growth and Income Series, .7% of the first $100 million of average daily net assets, and .6% thereafter; for Global Asset Allocation Series, .9% of the first $100 million of such assets, and .85% thereafter; for Asset Allocation Series and High Yield Series, .5% of the first $250 million of average daily net assets, and .45% thereafter; for Global Bond Series, .75% of the first $100 million of such assets, and .65% thereafter; for Diversified Income Series and U.S. Government Securities Series,
 .5% of the first $50 million of average daily net assets, and .45% thereafter; for Money Market Series, .3% of the first $500 million of average daily net assets, and .25% thereafter. The Portfolios also bear most of their other expenses.

The International Stock Series, the Global Asset Allocation Series and the Global Bond Series has each retained a sub-adviser to provide investment research, advice and supervision subject to the general control of Fortis Advisers, Inc. Lazard Freres Asset Management is the sub-adviser of the International Stock Series; Morgan Stanley Asset Management Limited is the sub-adviser of the Global Asset Allocation Series; and Warburg Investment Management International Ltd. is the sub-adviser of the Global Bond Series.

From its advisory fee, Fortis Advisers, Inc. pays the sub-advisers a fee at an annual rate as follows: For International Stock Series, .45% of the first $100 million of such Series' average daily net assets, and .375% thereafter; for Global Asset Allocation Series, .5% of the first $100 million of such assets, and .4% therafter; and for the Global Bond Series, .35% of the first $100 million of such assets, and .225% thereafter.

For a full description of the Portfolios, see the prospectus for Fortis Series which accompanies this Prospectus and the Statement of Additional Information referred to therein.

You may change allocations of future premiums at any time without charge by submitting a written request in form acceptable to Fortis Benefits, subject to certain limitations. See "Payment and Allocation of Premium--Allocation of Premiums and Policy Value." Because investment performance of a Subaccount (unlike that of the General Account) is not guaranteed by Fortis Benefits, allocation of premiums to a Subaccount increases the amount of your investment risk, and allocation to the General Account decreases such risk. However, the potential benefit of the General Account is limited to the guaranteed return, plus any discretionary return declared by Fortis Benefits.

TRANSFERS OF POLICY VALUE. You may transfer amounts among the Subaccounts at any time. Transfers may also be made at any time from a Subaccount to the General Account. Under Fortis Benefits' current rules, you may transfer up to 50% of any unloaned Policy Value in the General Account to one or more Subaccounts. This transfer may be made only once during the Policy year.

For additional conditions and limitations on transfers, see "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix D--"Transfers, Surrenders and Policy Loans."

POLICY VALUE; POLICY VALUE ADVANCES; CASH VALUE BONUSES

POLICY VALUE. The "Policy Value" is the amount "at work" for you earning a return in the Separate Account and/or in the General Account at any time. It is
(1) the cumulative amount of premiums paid to date, (2) less any withdrawals and less all deductions and charges imposed to date under the Policy, (3) plus the cumulative amount of any Policy Value Advances and Cash Value Bonuses, (4) plus the cumulative net amount of positive or negative investment return earned to date on amounts allocated to the Separate Account under the Policy, (5) plus the cumulative net amount of interest earned to date on amounts held in the General Account under the Policy.

POLICY VALUE ADVANCES. Policy Value Advances will be paid by Fortis Benefits starting at the end of the seventh Policy year, if you have met certain Minimum Premium payment requirements. If allowed in the state in which the Policy is issued these advances are guaranteed. Policy Value Advances are credited to the Policy Value, but are subject to recovery by Fortis Benefits pursuant to subsequent daily deductions. See "Policy Benefits--Policy Value Advances." See Appendix C for Policy Value Advances in Oregon.

CASH VALUE BONUSES. Cash Value Bonuses will be paid by Fortis Benefits starting at the end of the third Policy year if the Surrender Value is at least $25,000. If allowed in the state in which the Policy is issued these bonuses are guaranteed. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses."

SURRENDERS

A Policy may be surrendered at any time for all of its Surrender Value, and part of the Surrender Value may be withdrawn up to once a year, generally after the first Policy year. See "Surrender and Partial Withdrawal." The Surrender Value is the Policy Value, less the amount of the Surrender Charge (referred to below), less the amount of any outstanding Policy loan and plus the amount of any policy loan interest paid for future periods (see"Loan Privileges"). A partial withdrawal will reduce the Policy's Face Amount on a dollar-for-dollar basis.

CHARGES

In addition to Fortis Series' expenses, the following charges are imposed under the Policies:

PREMIUM TAX CHARGE. The current premium tax charge is 2.2% of all premium payments. Rather than being deducted from premium payments, this charge is assessed through periodic deductions from Policy Value, and any balance of the current premium tax charge may be deducted as part of the Surrender Charge referred to below. Periodic deductions for the current premium tax charge will not exceed a daily deduction at an annual rate of .06124% of the Policy's net assets in the Separate Account. See "Charges and Deductions--Premium Tax and Sales Charges."

SALES CHARGES. The maximum sales charge is 7.5% of premiums paid. Rather than being deducted from premiums, this sales charge is assessed by a daily deduction at an annual rate of .20876% of the Policy's net assets in the Separate Account. Any remaining balance of the sales charges may be deducted as part of the Surrender Charge. See "Charges and Deductions--Premium Tax and Sales Charges."

SURRENDER CHARGE. The maximum Surrender Charge is the sum of any premium tax and sales charges not previously deducted on a daily basis, as described above. The Surrender Charge (a) is imposed only if the Policy is surrendered in full or lapses before the eleventh Policy Anniversary and (b) is subject to certain maximums that decrease over time. See "Charges and Deductions--Premium Tax and Sales Charges."

ADDITIONAL CHARGES AS A RESULT OF FACE AMOUNT INCREASES. If you request a Face Amount increase, the Policy will be subject to additional premium tax and sales charges. These will be imposed at the same rates and in the same manner as described above for the similar charges in connection with the original Policy. See "Charges and Deductions--Premium Tax and Sales Charges."

DEDUCTIONS TO RECOVER POLICY VALUE ADVANCES. Subject to certain conditions, you will receive credits in the nature of Policy Value Advances starting at the end of the seventh Policy year. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses." If so, the amount of such credits may be recovered by imposing a daily deduction at an annual rate of .27% of the Policy's net assets in the Separate Account. These deductions would continue until their cumulative amount equals the cumulative amount of Policy Value Advances actually credited to the Policy. During any period when these deductions are made to recover the Policy Value Advances, there would be no similar daily deductions for sales expenses and premium taxes discussed above. Once the amount of any Policy Value Advances had been fully recovered, the daily deductions for premium tax and sales charges would resume. In no event will a deduction be made to recover Policy Value Advances if no such credit had been made. See "Charges and Deductions--Deductions to Recover Policy Value Advances."

MONTHLY DEDUCTION. The Policy Value will be reduced by a Monthly Deduction equal to the sum of (1) a monthly cost of insurance charge, (2) while the Guaranteed Death Benefit is in effect, a monthly charge for such guarantee in the amount of $.01 per $1,000 of Face Amount in effect on the date of the deduction, and (3) an administrative expense charge, currently $4.50 per month. See "Charges and Deductions-- Monthly Deduction From Policy Value." Fortis Benefits expects to derive no profit from the charges set forth in (3) above.

The Policies are underwritten on a simplified issue basis (less than full medical underwriting) up to $300,000 of Face Amount. For healthy individuals the cost of insurance rates are higher using this method of underwriting than they would otherwise be if full medical underwriting were utilized. Cost of Insurance rates for the Policies are guaranteed never to be higher than 130% of those based on the 1980 Commissioner's Standard Ordinary Mortality Tables plus $4.00 per thousand of Face Amount.

RISK CHARGE. A daily charge at an annual rate of .90% of the average daily net assets attributable to Policies in each Subaccount of the Separate Account is imposed to compensate Fortis Benefits for its assumption of certain mortality and expense risks. See "Charges and Deductions--Charge for Mortality and Expense Risks."

Subject to certain limitations, the charge for cost of insurance, the monthly administrative expense charge, the premium tax charge, and the amount of Minimum Premiums may be increased in the future. Fortis Benefits also reserves the right to recover Policy Value Advances and to raise the current premium tax charge assessed through periodic deductions to 2.5% and also to deduct an additional premium tax charge of up to 2.5% of each premium payment and to impose charges for other taxes that may be payable and are attributable to the policies. As to charges that may be imposed or increased in the future, see generally "Charges and Deductions."

DEATH BENEFIT

The Policy provides for the payment of a benefit upon the death of the insured. The death benefit is the Face Amount of the Policy. If greater than the death benefit otherwise payable, an Alternative Death Benefit equal to a multiple (determined by Age at death) of the Policy Value will be paid. See "Policy Benefits--Death Benefit." The death benefit payable will in any case be reduced by any outstanding Policy loan and any due and unpaid charges accrued during the Grace Period.

Subject to certain limitations and conditions, you may increase or, after the first Policy year, decrease the Face Amount of the Policy. See "Changes in Face Amount." Any increase in the Face Amount requires additional evidence of insurability satisfactory to Fortis Benefits. An increase in Face Amount will result in additional charges. See "Premium Tax and Sales Charges" and "Monthly Deduction From Policy Value" under "Charges and Deductions." A requested increase in Face Amount will also increase the monthly Minimum Premiums, See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums." Decreases in Face Amount result in a decrease in the monthly Minimum Premium. See "Policy Benefits--Changes in Face Amount."

BENEFIT AT MATURITY

Unless you exercise an option to extend the maturity date of the Policy, the Policy matures if the insured reaches Age 95. See "Other Policy
Provisions--Option to Extend the Maturity Date." When the Policy matures, the Policy Value, less the amount of any outstanding Policy loan, will be paid to you, upon return of the Policy.

POLICY LOANS

You may borrow up to 90% of the difference between the Policy Value and the amount of any then-applicable Surrender Charge. The interest rate credited on loaned amounts is 4%, and the interest rate charged on loans is 6.10% per year (5.66% per year in Massachusetts), payable in advance, except to the extent that you may qualify for a lower loan interest rate. See "Loan Privileges."

SETTLEMENT OPTIONS

Any amount payable on death of the insured or other termination of a Policy may be received in cash or pursuant to one of several "settlement" options, at your election or the beneficiary's election. See Appendix A--"Optional Income Plans."

TAXES

For federal income tax purposes, under current law, Fortis Benefits believes that gains in Policy Value resulting from positive net investment returns will not be taxed to you until such gains are distributed to you.

Policy loan interest generally is not deductible for federal income tax purposes. In addition, certain Policy loans, Policy pledges, or Policy assignments may constitute taxable distributions.

Also, certain changes under a Policy (such as changes in Face Amount, and perhaps other changes) partial withdrawals, loans or payment of premiums in excess of certain amounts may have significant tax consequences. Accordingly, you are strongly encouraged to consult competent tax advisers in this regard.

For a brief discussion of these and certain other tax implications of owning a Policy, see "Federal Tax Matters."

RIGHT TO RETURN A POLICY

You may return the Policy by delivery or by mailing postmarked within 20 days after receipt (except where the Policy or state law requires a longer period), within 45 days after you sign the application for insurance, or within 20 days after receipt of a Notice of Withdrawal Right, whichever is the latest, and receive a refund within 7 days. The amount refunded will be the amount of premiums paid. See "Policy Benefits--Changes in Face Amount" for a description of similar rights to cancel any increases in Face Amount.

HOW TO EXERCISE YOUR RIGHTS UNDER A POLICY

To exercise rights under a Policy, you must follow the procedures stated in the Policy. To request a loan, surrender, or partial withdrawal, you must utilize forms prepared by Fortis Benefits for each purpose; and it is recommended that Fortis Benefits' forms also be used for making any other change or request. The forms are available from your sales representative or from Fortis Benefits at its Home Office: P.O. Box 64582, St. Paul, MN 55164, 1-800-800-2638, extension 3028. Should a request be received for a loan, surrender or partial withdrawal that is not on Fortis Benefits' form, the proper form will be sent to you, and, in the case of a total surrender, you will usually be contacted, as well. The completed forms, as well as any premium payments, loan and interest payments, and all other communications should also be submitted to Fortis Benefits' Home Office.

If you have submitted a telephone authorization form which has been received by Fortis Benefits, transfers of Policy Value may be made by telephone. The number to call for this purpose is 1-800-800-2638, extension 3028. A Telephone Authorization Form is attached at the end of this Prospectus. Fortis Benefits will not be responsible for, and you will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. We will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, we may be liable for any losses due to unauthorized or fraudulent instructions. Our procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction. Fortis Benefits reserves the right to modify, condition or terminate this telephone privilege at any time without prior notice.

Fortis Benefits reserves the right to require return of the Policy with any request which makes a change in the Policy. After effecting the requested change, Fortis Benefits will deliver a revised Policy to you. Currently, however, Fortis Benefits requires the Policy to be returned only on maturity, total surrender or death of the insured. If you are unable to return the Policy because it has been lost or destroyed, Fortis Benefits will accept a written statement to that effect signed by you in lieu of return of the Policy.

Unless the context indicates otherwise, the foregoing Summary and the discussion in the rest of this Prospectus assume that Net Cash Values are sufficient to pay all charges deducted on Monthly Anniversaries and that no Policy loans have been made.

THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.

THE SEPARATE ACCOUNT

The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account C by Fortis Benefits pursuant to the insurance laws of Minnesota as of March 13, 1986. The Separate Account is used to fund the Policies, as well as certain other variable life insurance policies issued by Fortis Benefits. The assets allocated to the Separate Account are the property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Each Policy provides that assets in the Separate Account representing reserves for variable life insurance policies shall not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits contributed funds to establish various Subaccounts of the Separate Account and Fortis Benefits or its affiliated companies may accumulate in the Separate Account proceeds from charges under the Policies and other amounts in excess of the Separate Account assets representing Policy reserves. Fortis Benefits may from time to time transfer to its general investment assets any Separate Account assets in excess of amounts attributable to Policy reserves.

The assets in each Subaccount are invested in a distinct class (or series) of stock issued by Fortis Series, each representing a separate investment Portfolio within Fortis Series. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Policy owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the accumulation unit information for subaccounts of the Separate Account through December 31, 1994. Annual rates of return reflect Fortis Series Fund's expenses and investment gains and losses. They also reflect asset-based charges against the Separate Account, consisting of the .90% mortality and expense risk charge and the .27% premium tax and sales charge and Policy Value Advance recovery charge. They do not reflect current policy fees nor the cost of insurance or Surrender Charges. (See "Charges and Deductions" for a full description of these charges). These charges reduce the performance quoted. The example below shows the effect of the performance quoted on death benefit and cash values.

        NET ANNUAL RATES OF RETURN FOR ACCUMULATION UNITS OF SUBACCOUNTS

                                                                   CALENDAR YEAR
                                                                THROUGH DECEMBER 31
                              INCEPT   ---------------------------------------------------------------------
                               DATE     1987    1988     1989     1990     1991    1992     1993      1994
                                       ------   -----   ------   ------   ------   -----   -------   -------
Aggressive Growth...........   5/94       N/A     N/A      N/A      N/A      N/A     N/A       N/A    -2.65%
International Stock.........   1/95       N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Global Growth...............   5/92       N/A     N/A      N/A      N/A      N/A     N/A    16.55%    -4.11%
Growth Stock................  10/86    10.03%   3.23%   34.94%   -4.23%   51.71%   1.78%     7.52%    -3.95%
Growth & Income.............   5/94       N/A     N/A      N/A      N/A      N/A     N/A       N/A     0.95%
Global Asset Allocation.....   1/95       N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Asset Allocation............   4/87       N/A   2.56%   22.25%    0.82%   26.16%   5.70%     8.51%    -1.47%
Global Bond.................   1/95       N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
High Yield..................   5/94       N/A     N/A      N/A      N/A      N/A     N/A       N/A    -1.54%
Diversified Income..........   5/88       N/A     N/A   10.98%    7.60%   13.33%   5.83%    11.44%    -6.34%
U.S. Gov't Securities.......  11/86     0.43%   5.17%   11.74%    6.67%   13.03%   4.90%     8.18%    -7.54%
Money Market................  11/86     4.57%   5.54%    8.17%    6.61%    4.69%   2.15%     1.57%     2.70%

                                         THROUGH
                                    DECEMBER 31, 1994
                              ------------------------------   AVG SINCE
                              1 YEAR     3 YEAR     5 YEAR      INCEPT
                              -------   --------   ---------   ---------
Aggressive Growth...........      N/A        N/A         N/A      -2.65 %
International Stock.........      N/A        N/A         N/A         N/A
Global Growth...............   -4.11%        N/A         N/A       8.05%
Growth Stock................   -3.59%      1.68%       8.84%      10.38%
Growth & Income.............      N/A        N/A         N/A       0.95%
Global Asset Allocation.....      N/A        N/A         N/A         N/A
Asset Allocation............   -1.47%      4.16%       7.58%       6.90%
Global Bond.................      N/A        N/A         N/A         N/A
High Yield..................      N/A        N/A         N/A      -1.54%
Diversified Income..........   -6.34%      3.37%       6.14%       6.70%
U.S. Gov't Securities.......   -7.54%      1.61%       4.81%       5.20%
Money Market................    2.70%      2.14%       3.53%       4.46%

--------------------------
VUL 100 was not offered for sale prior to June 15, 1994

Example: If a male insured age 45 had a Death Benefit Type A Policy, in which he invested $10,000 annually in the Subaccount indicated, his life insurance Policy would have provided the following benefits:

                                                             ONE YEAR                         THREE YEARS
                                                  -------------------------------  ---------------------------------
                                                   POLICY    SURRENDER    DEATH      POLICY    SURRENDER     DEATH
                                                    VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
                                                  ---------  ---------  ---------  ----------  ----------  ---------
Aggressive Growth...............................        N/A        N/A        N/A         N/A         N/A        N/A
International Stock.............................        N/A        N/A        N/A         N/A         N/A        N/A
Global Growth...................................  $8,032.34  $7,083.93  $ 166,641         N/A         N/A        N/A
Growth Stock....................................  $7,972.11  $7,023.50  $ 166,641  $26,096.41  $24,096.72  $ 166,641
Growth & Income.................................        N/A        N/A        N/A         N/A         N/A        N/A
Global Asset Allocation.........................        N/A        N/A        N/A         N/A         N/A        N/A
Asset Allocation................................  $8,357.05  $7,409.15  $ 166,641  $27,846.32  $25,846.63  $ 166,641
Global Bond.....................................        N/A        N/A        N/A         N/A         N/A        N/A
High Yield......................................        N/A        N/A        N/A         N/A         N/A        N/A
Diversified Income..............................  $8,039.59  $7,091.14  $ 166,641  $27,135.30  $25,135.61  $ 166,641
U.S. Gov't Securities...........................  $7,964.81  $7,016.26  $ 166,641  $26,212.57  $24,212.88  $ 166,641
Money Market....................................  $9,010.72  $8,063.97  $ 166,641  $27,418.43  $25,418.74  $ 166,641

                                                         FIVE YEARS                         SINCE INCEPTION
                                              ---------------------------------  -------------------------------------
                                                POLICY    SURRENDER     DEATH       POLICY      SURRENDER      DEATH
                                                VALUE       VALUE      BENEFIT      VALUE         VALUE       BENEFIT
                                              ----------  ----------  ---------  ------------  ------------  ---------
Aggressive Growth...........................         N/A         N/A        N/A  $   9,174.14  $   8,218.88  $ 166,641
International Stock.........................         N/A         N/A        N/A           N/A           N/A        N/A
Global Growth...............................         N/A         N/A        N/A  $  28,881.24  $  26,881.55  $ 166,641
Growth Stock................................  $53,908.96  $50,475.24  $ 269,072  $ 115,723.74  $ 112,487.02  $ 325,792
Growth & Income.............................         N/A         N/A        N/A  $   9,142.66  $   8,187.66  $ 166,641
Global Asset Allocation.....................         N/A         N/A        N/A           N/A           N/A        N/A
Asset Allocation............................  $52,683.70  $49,355.83  $ 261,551  $  94,441.29  $  91,077.88  $ 317,023
Global Bond.................................         N/A         N/A        N/A           N/A           N/A        N/A
High Yield..................................         N/A         N/A        N/A  $   9,055.56  $   8,100.41  $ 166,641
Diversified Income..........................  $49,311.96  $46,010.14  $ 259,650  $  74,901.91  $  71,553.89  $ 298,091
U.S. Gov't Securities.......................  $46,996.56  $43,756.76  $ 255,220  $  94,043.20  $  91,209.46  $ 300,708
Money Market................................  $47,204.18  $44,135.08  $ 243,027  $  90,817.45  $  87,619.32  $ 323,551

Assumes minimum face increases to prevent premiums from violating TEFRA and TAMRA guidelines.

These benefits will differ for other insureds. They will differ according to differences in investment allocation, premium timing and amount, death benefit amount as well as Age and sex of the Insured. Because the Policies are insurance policies, actual performance should always be considered in context with the level of death benefit and cash values.

The performance data is historical; future performance will vary.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations. Fortis Series is also an investment medium for Variable Account D of Fortis Benefits, through which variable annuity contracts are issued. Although Fortis Benefits does not foresee any material conflicts between the interests of Policy owners and variable annuity contract owners, Fortis Series' Board of Directors will monitor to identify any material irreconcilable conflicts that may develop and to determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series, each of which corresponds to one of the Subaccounts of the Separate Account. Any dividend or capital gain distributions received from a Portfolio that are attributable to Policies will be reinvested in shares of that Portfolio at net asset value as of the date paid. Such distributions will have the effect of reducing the net asset value of each share of the Portfolio and increasing the number of Portfolio shares outstanding. However, the total Policy Value in the corresponding Subaccount will not change as a result of any such distribution.

Fortis Series' Portfolios are the Aggressive Growth, International Stock, Global Growth, Growth Stock, Growth and Income, Global Asset Allocation, Asset Allocation, High Yield, Global Bond, Diversified Income, U.S. Government Securities and Money Market Series. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the prospectus for Fortis Series accompanying the Prospectus and in the Statement of Additional Information referred to therein. The complete risk disclosure in the Prospectus for the High Yield Series, the Global Asset Allocation Series, the Asset Allocation Series and the Diversified Income Series should be read before selection of them for Policy investment.

POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, Fortis Benefits will, upon due proof of the insured's death and return of the Policy, pay the insurance proceeds of the Policy to the named beneficiary. Fortis Benefits will pay interest from the date of death to the date of commencement of any optional income plan or to the date of distribution at a minimum of 3 1/2% per annum. See Appendix A--"Optional Income Plans."

The insurance proceeds are (1) the Death Benefit, minus (2) any outstanding Policy loan and any due and unpaid charges accruing during a Grace Period, plus
(3) any loan interest you paid for periods beyond the date of death.

DEATH BENEFIT. The Death Benefit is the greater of the Face Amount of the Policy or the Alternative Death Benefit. The Alternative Death Benefit is a multiple of the Policy Value at the date of death as set forth in the table below.

AGE OF INSURED     MULTIPLE OF
   AT DEATH       POLICY VALUE
  40 or less              2.50
      45                  2.15
      50                  1.85
      55                  1.50
      60                  1.30
      65                  1.20
      70                  1.15
      75                  1.05
      80                  1.05
      85                  1.05
      90                  1.05
      95                  1.00

For Ages not listed, the progression between the listed Ages is constant.

CHANGES IN FACE AMOUNT

INCREASE. You may at any time increase the Face Amount of a Policy, subject to the conditions discussed below.

The minimum Face Amount increase is currently $5,000, and all other requirements are as if the increase were a separate Policy. Increases in Face Amount may be made only if the Surrender Value after the increase is large enough to cover at least the Monthly Deduction for the Policy month following the increase. Any increase may require that additional evidence of insurability be submitted to Fortis Benefits. Fortis Benefits reserves the right to establish different maximum or minimum amounts for future Face Amount increases.

Following a Face Amount increase requested by the Policy owner, additional sales charges will be applicable. See "Charges and Deductions--Premium Tax and Sales Charges." An increase in Face Amount also will increase the monthly Minimum Premium and the Guaranteed Death Benefit charge. See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums."

You may cancel the Face Amount increase. The cancellation request must be delivered or mailed to Fortis Benefits by letter postmarked (1) within 20 days after receipt of a Policy schedule amendment reflecting any requested Face Amount increase, (2) within 45 days after the Policy change application for such increase is signed, or (3) within 10 days after receipt of a Notice of Withdrawal Right, whichever is latest. Upon such a cancellation, Monthly Deductions arising from the increase are credited to the Policy Value. No premiums paid will be refunded, except that Fortis Benefits will promptly refund premiums to the extent necessary to cure any violation of the then current maximum premium limitations under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Payment and Allocations of Premiums--Premiums." The Surrender Charge and the monthly Minimum Premium will be adjusted to the level they would have been in the absence of the Face Amount increase.

DECREASE. After the first Policy year, you may request a decrease in the Face Amount of the Policy. The Face Amount remaining in force after any requested decrease may not be less than $25,000. No decrease in the Face Amount will be permitted if it would result in any violation of the then current maximum premium limitations under Section 7702 of the Code.

EFFECTIVE DATE. Any Face Amount increase or decrease will become effective on the Monthly Anniversary on or next following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, the date Fortis Benefits approves the request. Nevertheless, there will be no insurance coverage under any change in Face Amount, unless, at the time of delivery of a Policy schedule amendment reflecting the change in benefits, the insured's health remains as stated in the application for the change.

Commencing on its effective date, a change in the Face Amount will also affect your monthly cost of insurance charge. This in turn can affect the level of subsequent Policy Values.

POLICY VALUE

The Total Policy Value at any time is the sum of the Policy Values in the General Account (see "Loan Privileges" and Appendix D--"The General Account") and the Subaccounts of the Separate Account at such time.

The Policy Value in the Separate Account may increase or decrease on each Valuation Date, depending on the investment return of the chosen Subaccounts. See "Separate Account Net Investment Return," below. "Valuation Dates" are all business days, except, with respect to any Subaccount, days on which the related Fortis Series Portfolio does not value its shares. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

POLICY VALUE ADVANCES AND CASH VALUE BONUSES

POLICY VALUE ADVANCES. A Policy may be eligible for a credit in the form of a Policy Value Advance starting on the last day of the seventh Policy year. These credits are subject to recovery by Fortis Benefits pursuant to the deductions described below.

Eligible Policies will receive a Policy Value Advance only if, as of the date of the credit, the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals at least equals the cumulative monthly Minimum Premiums. For purposes of meeting the premium payment requirement at the end of the seventh Policy year, premium payments made during that year in excess of 36 times the monthly Minimum Premium at that time will be disregarded. If the premium requirement is not met for any credit, no further Policy Value Advances will be paid.

For eligible Policies, Fortis Benefits currently intends to pay, at the end of the seventh Policy year, and at the end of each subsequent Policy year prior to the insured's Age 95, a percentage (specified below) of the average monthly Minimum Premium to date under the Policy (calculated without regard to the $25 minimum), times 12.

                       POLICY VALUES ADVANCE PERCENTAGES

POLICY YEAR    PERCENTAGES
-----------  ----------------
7                       2%
8                       6%
9 and later            10%
to Age 95

Policy Value Advances are guaranteed only to the extent allowed by the state in which the Policy is issued.

The operation of the Policy Value Advances is further explained in Appendix B at the end of this Prospectus and in the illustrations contained therein.

In Oregon, state law requirements mandate certain changes in the way Policy Value Advances are credited to Policies which are issued in that state. Therefore, the conditions, limitations and guarantees discussed above do not apply to such Policies. For a description of Policy Value Advances for policies issued in Oregon, please see Appendix C.

Policy Value Advances are subject to recovery by Fortis Benefits over time pursuant to subsequent daily deductions. Accordingly, a Policy Value Advance somewhat resembles an interest-free loan credited to the Policy. The amount of such deductions, however, may be less than (and will never exceed) the actual amount of Policy Value Advances, irrespective of any return that may be earned thereon in the Separate Account or in the General Account. Also, during any period when deductions are being made to recover Policy Value Advances, the similar deductions for premium tax and sales charges will be suspended, as discussed under "Charges and Deductions--Premium Tax and Sales Charges." Therefore, Policy Value Advances provide you an opportunity to accumulate a greater amount of Policy Value than you otherwise would have.

Policy Value Advances are designed to encourage you to retain your Policy and to make Minimum Premium payments for a substantial period of time, by offering you a potential economic benefit for doing so. In general, Fortis Benefits also expects to derive an economic benefit to the extent the Policies remain outstanding and Minimum Premiums continue to be paid.

CASH VALUE BONUSES. Fortis Benefits will credit Cash Value Bonuses at the end of the third Policy year, and at the end of every Policy year thereafter to the Policy Anniversary when the insured reaches Age 95, as set forth below:

                                          BONUS AS A PERCENT OF
                                           SURRENDER VALUE AT
                                                 END OF
           SURRENDER VALUE ON                 POLICY YEARS
             DATE OF BONUS                     7 AND LATER
----------------------------------------  ---------------------
Less than $25,000.......................             .00%
$25,000 to $149,999.....................             .50%
$150,000 or more........................             .60%

Cash Value Bonuses are guaranteed only to the extent allowed by the state in which the Policy is issued.

ALLOCATION AND EFFECTS. Any Policy Value Advance and Cash Value Bonus will be allocated among the General Account and the Subaccounts of the Separate Account on a Pro Rata Basis. Following such allocation, these amounts will be credited with investment performance and otherwise be treated the same as any other amounts allocated to the Subaccounts or the General Account, as the case may be. Policy Value Advances and Cash Value Bonuses will result in reduced cost of insurance charges. Conversely, the above-mentioned deductions to recover Policy Value Advances will reduce the Policy Value.

Also, like any other increase in Policy Value, Policy Value Advances and Cash Value Bonuses, if allocated to the Separate Account, will be subject to the generally applicable mortality and expense risk charge and Fortis Series expenses. These asset-based charges are, in effect, amounts that you pay for investing assets attributable to Policy Value Advances and Cash Value Bonuses in the Separate Account.

There is no assurance that Separate Account investment performance earned on Policy Value Advances, which are subject to recovery as described above, and Cash Value Bonuses will be sufficient to offset these charges. This would depend to some extent on the timing of the Policy Value Advances and of any deductions to recover them as well as the timing of Cash Value Bonuses, because these factors indirectly determine the amount of return that would be credited. If you wish to avoid the risk of not earning a rate of return greater than the rate of asset-based charges you can allocate amounts attributable to Policy Value Advances and Cash Value Bonuses to Fortis Benefits' General Account. You would also have a considerable degree of assurance in this regard by allocating amounts attributable to Policy Value Advances and Cash Value Bonuses to the Money Market Subaccount of the Separate Account.

CALCULATION OF SEPARATE ACCOUNT POLICY VALUE

On each Valuation Date, the Policy Value in a Subaccount of the Separate Account will be:

    (1) The cumulative amount of premiums allocated to the Subaccount; plus

    (2) The amount of all Policy Value Advances and Cash Value Bonuses credited to the Subaccount (see "Policy Benefits--Policy Value Advances and Cash Value Bonuses"); plus

    (3) All amounts transferred to the Subaccount from the General Account or from another Subaccount; minus

    (4) Any amounts transferred from the Subaccount to the General Account or to another Subaccount; minus

    (5) Any partial withdrawal from the Subaccount; minus

    (6) The amount of any daily deductions for premium tax and sales charges or to recover Policy Value Advances (see "Premium Tax and Sales Charges" and "Deductions to Recover Policy Value Advances" under "Charges and Deductions") allocated to the Subaccount; minus

    (7) The portion of the cumulative Monthly Deductions allocated to the Subaccount (see "Charges and Deductions--Monthly Deductions From Policy Value"); plus

    (8) The cumulative net investment return (discussed below) on the amount of Policy Value in the Subaccount from time to time.

The Policy's total Policy Value in the Separate Account is the sum of the Policy Values in each Subaccount, which have no guaranteed minimum.

SEPARATE ACCOUNT NET INVESTMENT RETURN

The net asset value for each Fortis Series Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), on each Valuation Date. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time.

Each Subaccount is credited with a rate of net investment return equal to its gross rate of investment return during each Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (at an annual rate of .90%) and (2) a charge for Fortis Benefits' income taxes, if any such tax charge becomes necessary in the future (see "Federal Tax Matters--Taxation of Fortis Benefits"). Each Subaccount's gross rate of investment return during a Valuation Period is the rate of increase or decrease in the per share net asset value of the underlying Fortis Series Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the Portfolio during this period.

A "Valuation Period" is the period between two successive Valuation Dates, commencing at the close of regular trading on the NYSE on each Valuation Date and ending at the close of regular trading on the NYSE on the next succeeding Valuation Date. Depending primarily on the investment experience of the underlying Portfolio, a Separate Account Subaccount's net investment return may be either positive or negative during a Valuation Period. Subject to applicable legal requirements, Fortis Benefits reserves the right to change the times of day when values under a Policy are determined.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application which will be sent to Fortis Benefits' Home Office. Currently the minimum Face Amount of insurance for which a Policy may be issued is $25,000. The maximum face amount that can be issued per $1,000 of annualized planned periodic premium is determined by a schedule set out in Appendix E. A Policy will generally be issued to insureds Age 21-65 who supply evidence of insurability satisfactory to Fortis Benefits. Acceptance is subject to Fortis Benefits' underwriting guidelines and Policy approval procedures. Any premium payments for a Policy that never goes into effect, or that is subsequently revoked, will be returned without interest.

If the proposed insured meets certain health requirements, Fortis Benefits will issue temporary term life insurance to cover the period before the Policy goes into effect. Temporary insurance will be issued only if the initial premium payment has been paid with the application and the amount of temporary insurance coverage will not exceed $100,000 under all applications for the proposed insured pending with Fortis Benefits and any other insurers. If a temporary insurance benefit is paid, a premium for the amount of temporary coverage from the date of its issue to the date of death will be charged. Temporary coverage is subject to certain other conditions, and is for a maximum of ninety days. Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application.

The Policy Date is the date used to determine Policy Anniversaries and Monthly Anniversaries, regardless of when the Policy is delivered. The Policy Date is also when Monthly Deductions commence. When temporary insurance has been provided, the Policy Date will ordinarily be the date of the application, except that if that date is the 29th through the 31st of any month, the Policy Date will be the first of the next month. When no temporary insurance has been provided, the Policy Date will ordinarily be the date the application is approved, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. A later Policy Date will result in monthly deductions being taken out later and investment performance on any premium payment being reflected in the Separate Account later. A prospective purchaser may request a Policy Date later than that which otherwise would apply, subject to Fortis Benefits' current administrative policies. No interest or other return on premium payments will be credited prior to the Policy Date, however.

Notwithstanding the general procedures outlined above, the purchaser may, subject to Fortis Benefits' current administrative policies and state insurance law requirements, request a Policy Date up to six months prior to the date the Policy is issued, for the purpose of preserving a younger Age of the insured person under the Policy. In many cases, a younger Age will result in a smaller monthly Minimum Premium, lower cost of insurance rates and lower Surrender Charges. An earlier Policy Date will also result in a correspondingly earlier commencement of Monthly Deductions. If an earlier Policy Date is requested, all monthly Minimum Premiums commencing with that date, plus the amount of initial premium payment that otherwise would be required, must be paid before the Policy will be issued.

In other cases, unless otherwise requested, if the person's birthday falls between the date of an application and the date the Policy is approved, the Policy Date will generally be set early enough to preserve the younger Age.

PREMIUMS

PAYMENT OF PREMIUMS. At the time of Policy issuance, you must pay at least the initial amount under a Planned Periodic Premium payment schedule you establish. The minimum annualized planned premium is $900.00 below age 30, $1,400.00 for ages 31-40, $2,100.00 for ages 41-50, $2,400.00 for ages 51-60 and $2,800.00 for ages above 60. The initial premium payment must cover all monthly Minimum Premiums from the Policy Date to the next billing date, generally after the Policy is mailed for delivery, and must be paid before a Policy will take effect. If the Planned Periodic Premium is paid monthly, at least two months' Planned Periodic Premiums must be paid.

Subject to Fortis Benefits' guidelines, you will determine a Planned Periodic Premium schedule that provides for the payment of level premiums at specified intervals for the life of the Policy. (If desired, these may be paid by means of automatic monthly drafts on your checking account.) Some broker/dealers distributing the Policy may offer cash management or financial service accounts where amounts may be held in a money market mutual fund. If you have such an account, subject to such distributor's approval, planned premium payments may be paid from such account. If you elect to make planned premium payments from such an account, these will be deducted automatically from the account by the distributor and paid to Fortis Benefits. To participate in such an account and to make payments from such accounts, you must satisfy any criteria established by the distributor for such accounts. In addition, if the distributor terminates these services in the future, you will no longer be able to make planned premium payments in this manner. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule, except to the extent described above with respect to the initial premium payment. THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Net Cash Value. See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement."

Subject to the limitations described below, you may make additional premium payments at any time in any amount.

The total of all premiums paid may never exceed the then current maximum premium limitations under Section 7702 of the Code. If at any time a premium is paid that would result in any violation of the then current maximum premium limitations, Fortis Benefits will accept only that portion of the premium that will make total premiums equal to the limit. Fortis Benefits will promptly refund any such excess, unless you direct otherwise. Any amount so refunded will include any positive net investment performance attributable to such amount prior to refund. The amount of any positive net investment performance refunded will constitute ordinary income to you for federal income tax purposes.

Fortis Benefits reserves the right to impose additional limits on the number or amount of premium payments. Fortis Benefits currently has no intention of imposing such limits except when the Alternative Death Benefit is in effect. See "Policy Benefits--Death Benefit."

GUARANTEED DEATH BENEFIT. A Policy is guaranteed not to lapse if, as of each Monthly Anniversary, the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by you, at least equals the cumulative monthly Minimum Premiums, assuming regular payment of such Minimum Premiums commencing on the Policy Date and on each Monthly Anniversary thereafter, including the current Monthly Anniversary. This guarantee will be for the lesser of 12 years from the Policy Date or until Age 65 (or for 5 years if over Age 60 at issue).

If, on any Monthly Anniversary, the Minimum Premiums necessary to keep this Guaranteed Death Benefit in force have not been paid, Fortis Benefits will send you a notice of the minimum amount required to be paid. The Guaranteed Death Benefit will terminate if at least this amount is not paid, or if the Date of Receipt by Fortis Benefits of this amount is not prior to the next Monthly Anniversary. Any Grace Period under the Policy will end on the date otherwise provided in the Policy, but in no event earlier than the Monthly Anniversary following lapse of the Guaranteed Death Benefit. Once the Guaranteed Death Benefit terminates, it may not be reinstated.

The monthly charge for the Guaranteed Death Benefit is $.01 per thousand dollars of Face Amount in effect under the Policy. The initial charge is set forth in the Policy schedule. A subsequent increase or decrease in Face Amount will result in an increase or decrease, respectively, in the level of charges for the Guaranteed Death Benefit. The new charges will be set forth in the Policy schedule amendment delivered following any change. If the Guaranteed Death Benefit terminates for any reason, the charge for it will terminate at the same time.

MINIMUM PREMIUMS. The monthly Minimum Premium with respect to a Policy or benefit change is the estimated monthly premium payment which would keep the Policy (or benefit change) in force until the insured reaches Age 95 based on
(1) the insured's then-current Age and sex and (2) reasonable assumptions for interest, costs of insurance, and other charges. The smallest Minimum Premium is $25. Monthly Minimum Premiums are used to determine the availability of the Guaranteed Death Benefit, and Policy Value Advances. Monthly Minimum Premiums (calculated without the $25 limit) are used to determine the anticipated amount of Policy Value Advances. Each of these matters is discussed elsewhere in detail in this Prospectus. Fortis Benefits reserves the right to change the monthly Minimum Premium, although any such change would affect only subsequent increases in the monthly Minimum Premium due to changes in benefits. Also, the sum of twelve monthly Minimum Premiums for the initial Policy or any change in benefits will never exceed the "Guideline Annual Premium" for the Policy or change, respectively. The "Guideline Annual Premium" is the amount of annual premium which would be necessary to provide the benefits under the Policy or benefit change, including benefits under riders, until Age 95, assuming a net investment return of 4% per annum, cost of insurance charge deductions based on the 1980 Commissioners Standard Ordinary Mortality Tables, and other expense charges at applicable levels under the Code.

Starting with the Monthly Anniversary when any Face Amount increase you request becomes effective, the monthly Minimum Premium will include an additional amount attributable to the increase above the Face Amount on which the previous monthly Minimum Premium was computed.

Starting with the Monthly Anniversary when any Face Amount decrease you request becomes effective, the monthly Minimum Premium will be reduced by an amount attributable to the decrease below the Face Amount on which the previous monthly Minimum Premium was computed. (The Monthly Minimum Premium will not be reduced for any prior periods, however.) If there have been no Face Amount increases, the decrease in any subsequent monthly Minimum Premium will be (1) the monthly Minimum Premium before the change, multiplied by (2) the proportion that the decrease represents of the Face Amount before the change. If there have been any Face Amount increases, the decrease will be deemed to reduce the most recent increase first.

The initial monthly Minimum Premium that must be paid to ensure the availability of the Guaranteed Death Benefit, and any Policy Value Advances, is set forth in the Policy schedule included in the Policy. Any increased or decreased monthly Minimum Premium for these purposes will be set forth in a Policy schedule amendment delivered to you following the change.

ALLOCATION OF PREMIUMS AND POLICY VALUE

ALLOCATION OF PREMIUMS. In the application for a Policy, you indicate the initial allocation of premiums among the General Account and the Subaccounts of the Separate Account. (As discussed below, this allocation will generally take effect 20 days following the date the Policy is mailed for delivery to you.) Allocation percentages must be in whole numbers. You may change the allocation of future premiums without charge at any time (other than during any Grace Period) by submitting a written request in a form acceptable to Fortis Benefits at its Home Office. The change will be effective as of the Date of Receipt of such form.

The first premium payment will be allocated automatically to the General Account as of the later of the Policy Date or Date of Receipt, and, assuming a Policy goes into effect, will earn a return from that date. Any other premiums will be allocated to the General Account as of the later of the Policy Date or the Date of Receipt. These payments will be held in the General Account generally until the twentieth day after the policy is mailed for delivery. Then, all premiums, plus any other amounts previously earned in the General Account, will be re-allocated among the General Account and the Subaccounts in accordance with the premium allocation percentage established by you. (If you have not established such an allocation, the General Account will continue to be used.)

Each premium payment accepted after this reallocation is credited to the Subaccounts or General Account as of the Date of Receipt. There is an exception to this rule, however, with respect to any premium payments as to which underwriting requirements apply or where Fortis Benefits obtains your authorization to delay acceptance of the premium until permitted under Section 7702 of the Code. In such cases, the premium is held in a non-interest bearing account until it is allocated to the Subaccounts or General Account as of the later of the Date of Receipt of the premium or the date of acceptance of such premium by Fortis Benefits.

POLICY VALUE TRANSFERS. After the initial allocation of premium has occurred, and subject to the limitations described below, you may transfer Policy Value between the General Account and the Subaccounts of the Separate Account and among the Subaccounts, except during any Grace Period.

Transfers from the General Account to the Separate Account are limited to one transfer in each Policy year which currently may not be for more than 50% of the General Account Policy Value at the date of transfer (excluding the amount of any General Account Policy Value attributable to Policy loans). However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, you may transfer the entire unloaned balance from the General Account to the Separate Account. Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

Fortis Benefits will determine all values in connection with a transfer as of the Date of Receipt of the transfer request. Fortis Benefits may in its discretion permit a continuing request for transfers of specified amounts automatically on a periodic basis. Fortis Benefits reserves the right to restrict the number and amount of transfers, but currently has no plans to impose any such restrictions. At least four transfers per Policy year among the Subaccounts or to the General Account will always be permitted. Fortis Benefits will give you advance notice of any such restrictions.

Transfers are not taxable under current law. Except as discussed below, transfer requests must be in writing, in a form acceptable to Fortis Benefits. Although it currently has no plans to do so, Fortis Benefits may impose a charge of up to $25 on transfers. Any such charge would be designed only to cover the administrative cost of effecting transfers. Telephone transfers may be made if a telephone authorization form has been received. See "Summary--How to Exercise Your Rights Under a Policy."

In no event will Fortis Benefits restrict or prohibit any transfer of all Policy Value to the General Account within 60 days after you receive notice of any material change in a Portfolio's investment policy. Nor will any transfer charge be imposed on such transfers, except that a charge may be imposed subsequent to the first full transfer after a change in investment policy.

LIMITATION. Under the Policy, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interest of all investors participating in Fortis Series'
Portfolios: you may not invest, allocate, transfer or exchange Policy Value into any Subaccount if the value allocated to that Subaccount under the Policy (and under any other insurance or annuity contract directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

POLICY LAPSE AND REINSTATEMENT

LAPSE. A Policy may lapse if the Net Cash Value on any Monthly Anniversary is insufficient to pay the Monthly Deduction. The "Net Cash Value" is the Policy Value less any outstanding Policy loan, plus any loan interest paid for future periods. Fortis Benefits will notify you and any assignee of record of any Net Cash Value shortfall unless the Guaranteed Death Benefit is in effect. If the Guaranteed Death Benefit is in effect, we will still send the notification if the Minimum Premium payment requirement has not been met. See "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums," above. You will have a Grace Period of 61 days to make a premium payment sufficient to cover at least the amount of such shortfall, plus any additional Monthly Deductions until the end of the Grace Period. Failure to make a sufficient payment within the Grace Period will result in termination of the Policy, with no remaining Surrender Value, except to the extent otherwise provided pursuant to the Guaranteed Death Benefit.

If the insured dies during the Grace Period, the insurance proceeds payable will be the Death Benefit in effect immediately prior to entering the Grace Period, but any due and unpaid Monthly Deductions will be deducted from the proceeds.

REINSTATEMENT. A lapsed Policy may be reinstated at any time within five years after the end of the Grace Period and before the maturity date by submitting the following items to Fortis Benefits: (1) a written application for reinstatement;
(2) evidence of insurability satisfactory to Fortis Benefits; (3) a premium that, net of any charge that Fortis Benefits may in the future deduct from premiums, at least equals the sum of (a) an amount necessary to keep the Policy in force for at least the two Policy months commencing with the effective date of reinstatement, which consists of two Monthly Deductions and any increase in the Surrender Charge attributable to such premium, and (b) the balance needed to cover any due and unpaid Monthly Deductions through the end of the Grace Period.

Any Policy loan on the date of termination will be automatically cancelled (except in jurisdictions where such cancellation is not permitted) and in that case need not otherwise be repaid or reinstated. The amount of Policy Value on the date of reinstatement will be equal to the premium paid at reinstatement, less any charge deducted from premiums, less the first Monthly Deduction paid in accordance with (a) above, and less the amounts paid in accordance with (b) above and plus the Surrender Charge assumed at lapse. (The last addition to Policy Value is designed to avoid duplicate Surrender Charges.) This Policy Value will be allocated as you request or, in the absence of a request, to the General Account. If the Policy loan must be reinstated, the Policy Value will be increased by the amount of the loan, and that portion of the Policy Value will be held in the General Account and credited with interest at a rate of 4% per annum.

The date of reinstatement will be the first Monthly Anniversary on or following approval of the application for reinstatement. The Guaranteed Death Benefit and eligibility for Policy Value Advances will not be reinstated. Following reinstatement, the Surrender Charge will be reinstated and will be calculated using the original Policy Date and Face Amount increase dates as appropriate. See "Charges and Deductions--Premium Tax and Sales Charges."

CHARGES AND DEDUCTIONS

PREMIUM TAX AND SALES CHARGES

PREMIUM TAX AND SALES CHARGES. Premium tax and sales charges are not deducted from premium payments. This allows more of each premium payment to be put to work earning a return for you. Currently, a premium tax charge in the amount of 2.2% of all premium payments is assessed through daily deductions from Policy Value, as described below. Any portion of such amount that is not recovered by Fortis Benefits pursuant to the daily deductions may be deducted as part of the Surrender Charge discussed below.

A sales charge in the amount of 7 1/2% of all premium payments is also assessed through daily deductions from Policy Value. Any amount of this sales charge that is not recovered by Fortis Benefits through these daily deductions may be deducted as a Contingent Deferred Sales Charge that is included as part of the Surrender Charge. It is not possible to state how long it would take for the full 7 1/2% sales charge to be recovered through the daily deductions. First, the cumulative sales charge will increase with each new premium payment, and you have considerable flexibility to vary the amount and timing of premium payments. Second, the actual dollar amount of the daily deduction to recover the sales charge depends on a number of factors that will differ for each Policy, including the amount of premium payments made, the performance of the investment options you choose, the amount and timing of any Policy Value Advances and Cash Value Bonuses or loans and loan repayments, and the insured's Age and sex.

The aggregate daily deduction for premium tax and sales charges is at an annual rate of .27% of the value of the Policy's net assets in the Separate Account. These daily deductions, however, will be waived to the extent that the cumulative amount of all such deductions would exceed the current charge of 9.7% of all premium payments made to date. Nor will these deductions for premium tax and sales charges be made at any time when similar deductions to recover Policy Value Advances are being made. Once the amount of any Policy Value Advances has been fully recovered, the daily deductions for premium tax and sales charges resume. You are not deemed to have "paid" any periodic premium tax and sales charges that otherwise would have been deducted during the period when deductions to recover Policy Value Advances were being made.

Any amount of premium tax charges and sales charges not recovered through daily deductions are deducted, if at all, only as part of the Surrender Charge discussed below. The Surrender Charge (1) is imposed ONLY in the event the Policy lapses or is surrendered in full before the eleventh Policy Anniversary and (2) is subject to an overall upper limit or "cap" that decreases over time. Accordingly, Fortis Benefits' method of imposing premium tax charges and sales charges under the Policies in many cases will result in substantially less than the full amount of such charges being imposed.

The charge for premium taxes is to reimburse Fortis Benefits for taxes on premiums and similar assessments that are imposed by most, but not all, state and local governmental entities. The premium tax rate currently ranges from 0% to 3% depending on the jurisdiction. The charge for premium taxes is imposed on all Policies, even though there may be no premium tax assessed by the jurisdiction in which the Policy is purchased. Rather the current rate at which the charge is imposed is an average rate that Fortis Benefits estimates will be paid on premiums in all jurisdictions. In order to more fully reimburse itself for premium taxes or similar charges that it has paid or expects to pay, Fortis Benefits reserves the right to raise the current premium tax charge assessed through periodic deductions to 2.5% which would increase the cumulative daily charge limit to 10% (currently 9.7%) of all premium payments. Fortis Benefits also reserves the right to impose an additional premium tax charge of up to 2.5% that would be deducted from each payment, and to impose charges for other taxes that may be payable and are attributable to the policies. Fortis Benefits does not expect to make a profit from the premium tax charge.

The sales charges under the Policies help to defray sales expenses, including sales commissions and the cost of prospectuses, other sales material and advertising. The amount of sales charges deducted in any year, however, cannot be specifically related to actual sales expenses for that year. Fortis Benefits does not expect to recover all of its sales expenses from the sales charges. The balance will be recovered from other sources, including any profits attributable to cost of insurance and mortality and expense risk charges under the Policies and Fortis Benefits' general assets and surplus.

SURRENDER CHARGE. A surrender Charge may be assessed on lapse or full surrender of a Policy before the eleventh Policy Anniversary (or the eleventh anniversary of a Face Amount increase you request). The Surrender Charge is the sum of any portion of the premium tax charge and the sales charge referred to above that has not yet been collected through the daily deductions therefor.

The Surrender Charge is subject to an overall upper limit or "cap" as set forth in the table below. The table below also shows the amount by which the overall cap is increased by a Face Amount increase you requested. The overall cap (and each amount of increase therein) also decreases at a constant rate on the fifth and each subsequent Policy Anniversary (or increase anniversary, as the case may be) until it reaches zero on the eleventh Policy Anniversary (or increase anniversary). Accordingly, there will be no Surrender Charge on surrenders or lapses as of the later of the eleventh Policy Anniversary or the eleventh anniversary of any Face Amount increase.

                          OVERALL "CAP" ON
                          SURRENDER CHARGE
                           (PER THOUSAND
  INSURED PERSON'S            DOLLARS
   AGE AT TIME OF        OF FACE AMOUNT OR
 POLICY ISSUANCE OR         FACE AMOUNT
FACE AMOUNT INCREASE         INCREASE)
--------------------     ------------------
 21 - 30 years                  $  9
 31 - 40                          10
 41 - 45                          12
 46 - 50                          14
 51 - 55                          16
 56 - 60                          21
 61 - 65                          28
 66 - and above                   40

No Surrender charge is deducted upon a partial withdrawal of Policy Value or a Face Amount decrease. However, when you request a Face Amount decrease (or a partial withdrawal that results in a Face Amount decrease), a portion of the overall "cap" referred to above is reduced: the portion of the cap that is attributable to the cancelled Face Amount is reduced to the extent that it exceeds the amount of the Surrender Charge then in effect that is attributable to the cancelled Face Amount. For this purpose, the most recent Face Amount increases are deemed to be cancelled first.

It is not possible to state, as a general matter, what the Surrender Charge will be as a percentage of premiums paid. This is because the components of the Surrender Charge vary based on factors other than the amount of premiums paid. For example, the amount of the premium tax and sales charge that remains uncollected at the time of surrender or lapse depends on such factors as the period of time the Policy has been in force, the performance of the investment options you choose, the amount and timing of any Policy Value Advances, Cash Value Bonuses or loans and loan repayments, and the insured's Age and sex. Nor is the overall Surrender Charge "cap" referred to above based on the amount of premiums paid, but on the Policy's Face Amount and the number of years since the Policy was issued.

DEDUCTIONS TO RECOVER POLICY VALUE ADVANCES

Subject to certain conditions, you will receive credits in the nature of Policy Value Advances starting at the end of the seventh Policy year. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses." The amount of any such advances that are actually paid by Fortis Benefits is subject to recovery through a daily deduction at an annual rate of .27% of the value of the Policy's net assets in the Separate Account. These deductions would continue until the cumulative amount of all Policy Value Advances credited to the Policy had been recovered by Fortis Benefits pursuant to the deductions. The Surrender Charge payable on lapse or full surrender of a Policy will NOT be increased to recover any Policy Value Advances that have not previously been recovered. The amount of the deductions to recover Policy Value Advances is not adjusted for the effect that the resulting increase in Policy Value may have on other charges, as explained under "Policy Benefits--Policy Value Advances."

MONTHLY DEDUCTION FROM POLICY VALUE

The Monthly Deduction from Policy Value includes (1) the cost of insurance charge, (2) while the Guaranteed Death Benefit is in effect, a monthly charge for such guarantee (see "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums") and (3) certain monthly administrative expense charges. The cost of insurance charges and monthly administrative expense charges are discussed separately in the paragraphs that follow.

The Monthly Deduction will be deducted as of each Monthly Anniversary commencing with the Policy Date. The Monthly Deduction will be allocated among the General Account and each Subaccount of the Separate Account you select. If no selection is made, or if there are insufficient funds in the selected Subaccounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Subaccount, respectively, bear to the Policy's total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy Loans) as of the date of the transaction (that is, on a "Pro Rata Basis").

If any part of a Monthly Deduction is not made because of insufficient Policy Value, and if the Policy nevertheless does not lapse, the undeducted amount will be deducted on receipt of any subsequent premium payment.

COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. Fortis Benefits will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month plus a flat amount per $1,000 of Face Amount. The Net Amount at Risk for a Policy month is (1) the death benefit, divided by 1.00327374, at the beginning of the Policy month, less
(2) the Policy Value at the beginning of the Policy month.

The Policies are underwritten on a simplified issue basis (less than full medical underwriting) up to $300,000 of Face Amount. For healthy individuals the cost of insurance rates are higher using this method of underwriting than they would otherwise be if full medical underwriting were utilized. Currently, the flat amount for $1,000.00 of Face Amount is assessed for 10 years for the Face Amount at issue and for each Face Increase. The flat amount for males is $2.00 for issue ages (or ages at Face Increase) below 40, $3.00 for ages 41-50, $3.50 for ages 51-60 and $4.00 for ages above 60. For females, the above flat amounts are reduced by $1.00.

Cost of insurance rates are based on the Age and sex of the insured and the length of time ("duration") since issuance of the Policy or a Face Amount increase. The actual monthly cost of insurance deductions will be based on Fortis Benefits' expectations as to future experience, and may increase each year as the insured's Age increases. Fortis Benefits' current cost of insurance rate schedules generally provide lower rates for otherwise comparable insureds of the same Age whose Policies or Face Amount increases have been in effect for specified periods of time. Although the current cost of insurance rate schedules are not guaranteed, the maximum cost of insurance rates for insureds will not exceed 130% of the rates provided by certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and Age plus $4.00 per thousand dollars of Face Amount. These tables set forth different mortality estimates for males and females.

Any change in the cost of insurance rates or charges will apply to all insureds of the same Age, sex and duration.

Cost of insurance rates that differ as between male and female insureds are not permitted under current law in Montana, and perhaps other states or in connection with certain employee benefit arrangements. Employers should therefore seek legal advice as to any questions they may have in this regard. To the extent legally necessary, Fortis Benefits makes available gender-neutral cost of insurance rates, and affected purchasers should inquire of their sales representative whether these are currently available in their states. The gender-neutral rates may be higher than those otherwise applicable to females and lower than those otherwise applicable to males. Where gender-neutral rates are required, Minimum Premiums also will be the same as between otherwise comparable Policies for males and female insureds.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the Face Amount when the policy was issued.

MONTHLY ADMINISTRATIVE EXPENSE CHARGES. A monthly administrative charge of $4.50 per Policy will be deducted from Policy Value as part of the Monthly Deduction for each Policy Month. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative expense charge of up to $.13 per thousand dollars of Face Amount then in force. These charges compensate Fortis Benefits for expenses incurred in administering the Policy.

Fortis Benefits does not expect its revenues from the monthly administrative expense charges to exceed its costs and expenses in administering the Policies.

CHARGE FOR MORTALITY AND EXPENSE RISKS

A daily charge is made for mortality and expense risks assumed by Fortis Benefits. The charge is at an annual rate of .90% of the average daily value of the net assets in the Separate Account that are attributable to the Policies.

The mortality risk assumed is that the insureds may live for a shorter period of time than estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Fortis Benefits will realize a gain if the charges under the Policies prove to be more than sufficient to cover the actual costs of its mortality and expense commitments. If the charges are not sufficient, the loss will fall on Fortis Benefits.

MISCELLANEOUS

As discussed under "Payment and Allocation of Premiums-- Allocation of Premiums and Policy Value" and "Surrender and Partial Withdrawal," Fortis Benefits reserves the right to impose charges to defray its administrative expenses in effecting transfers of Policy Value and partial withdrawals. Fortis Benefits currently has no plans to impose any such charges, which in any event would not be designed to yield revenues to Fortis Benefits in excess of its costs of effecting such transactions. Neither these charges nor any additional charges referred to above under "Monthly Deduction from Policy Value--Monthly Administrative Expense Charges" will be imposed if such revenues, together with Fortis Benefits' revenues from all other administrative and expense charges under the Policies, are expected to exceed Fortis Benefits' total costs of issuing and administering the Policies.

CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes deemed attributable to the Policies. However, Fortis Benefits may decide to make such a charge in the future.

GUARANTEE OF CERTAIN CHARGES

Fortis Benefits guarantees, and may not increase, the daily charges for sales expenses and to recover Policy Value Advances; the combined maximum rate for premium tax and sales charges; the maximum Surrender Charge rates; the Guaranteed Death Benefit charge; the maximum monthly administrative expense charges; the charge against the Separate Account for mortality and expense risks with respect to the Policies; the maximum cost of insurance rates; and the maximum amount of any charges for transfers or partial withdrawals of Policy Value. Fortis Benefits reserves the right to change the monthly Minimum Premium. Any such change will affect only subsequent increases in the monthly Minimum Premium due to changes in benefits. Fortis Benefits also reserves the right to recover Policy Value Advances, increase the amount of premium tax charges assessed pursuant to daily deductions and to deduct premium taxes from premium payments, subject to guaranteed maximums.

LOAN PRIVILEGES

You may borrow money from Fortis Benefits using the Policy as the only security for the loan. The maximum amount that may be borrowed at any time is 90% of the difference between the Policy Value and the amount of any Surrender Charge then in effect. Fortis Benefits will allocate a Policy loan among the General Account and the Subaccounts of the Separate Account you select. If no selection is made, then the allocation will be on a Pro Rata Basis.

RATE CHARGED ON POLICY LOANS

Except as noted below, interest on Policy loans is charged at an effective annual rate of 6.10% per year (5.66% per year in Massachusetts), payable annually in advance. If not paid when due, loan interest at the same rate will be added to the loan. An amount equal to the loan interest accrued to the end of the year will be taken from the General Account and the Subaccounts on the same basis that Monthly Deductions are allocated, and transferred to the General Account.

Fortis Benefits will charge interest at a reduced effective annual rate of 3.85% per year, payable in advance, if you meet certain requirements. If you qualify you may be charged the reduced interest rate on one Policy loan in each Policy year of up to 10% of the Surrender Value as of the date of the loan, provided that the generally applicable limitations on the overall amount of Policy loans (described above) are not exceeded. You qualify for this reduced interest rate if (1) the Policy is in the third or subsequent Policy year and the Surrender Value is a least $10,000, or (2) in any event, after the policy has been in force for at least 12 years. The 10% limitation of such loans is increased to 15% of the Surrender Value for loans obtained in Policy years in which the insured is age 59 1/2 or older.

CREDITED RATE FOR POLICY LOANS

As of the Date of Receipt at Fortis Benefits' Home Office of the loan request form and assignment of the Policy for security, Policy Value equal to the portion of the Policy loan allocated to each Subaccount will be transferred from such Subaccount to the General Account. This amount, plus the portion of the Policy loan allocable to Policy Value already being held in the General Account, will be credited with interest at an effective rate of 4% per annum.

NO INTEREST IN ADDITION TO THAT REFERRED TO ABOVE WILL BE CREDITED TO LOANED POLICY VALUES NOR WILL POLICY VALUES IN THE GENERAL ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

EFFECT OF A POLICY LOAN

A loan, whether or not repaid, will have a permanent effect on Policy Value, to the extent that the investment results of the Subaccounts differ from the interest rate credited to loaned amounts. A loan may cause the termination of the Guaranteed Death Benefit or disqualify a Policy from receiving Policy Value Advances and Cash Value Bonuses.

A loan may also cause the Policy to lapse if projected earnings are not achieved. Adverse tax consequences may result if the Policy lapses, matures or is surrendered with loans outstanding. For policies that are not modified endowment contracts, loans will be treated as ordinary income to the extent of the gain upon lapse, surrender or maturity. For Policies which are modified endowment contracts, loans are taxable distributions when taken. See "Federal Tax Matters--Taxation of Policy Benefits."

The loaned Policy Value on any Valuation Date will be the amount of the outstanding loan plus any interest credited on loaned Policy Value which has not yet been reallocated to the unloaned portion of the General Account or to the Subaccounts of the Separate Account as of the Valuation Date. Interest credited to loaned Policy Values will be reallocated upon each Policy Anniversary on the same basis that the Monthly Deductions are allocated. Interest credited will also be reallocated upon full repayment of the loan in the same manner as the repayment is allocated.

REPAYMENT OF A LOAN

Indebtedness may be repaid in whole or in part any time before the Maturity Date while the insured is living. As of the Date of Receipt of the repayment, unless you specify otherwise, loaned Policy Value equal to the amount of the repayment will be reallocated among the unloaned portion of the General Account and the Subaccounts of the Separate Account in the same proportion as premiums are then being allocated to those accounts. You must designate whether a payment is intended as a loan payment or as a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender of the Policy for the Surrender Value may be made at any time during the insured's lifetime. A Surrender Charge will be deducted from the Policy Value on any full surrender within eleven years after the Policy Date. An additional amount of Surrender Charge may also be deducted on any full surrender within eleven years after the date of any Face Amount increase above the amount on which such charge was previously calculated. See "Surrender Charge" under "Charges and Deductions--Premium Tax and Sales Charges."

Partial withdrawals of Surrender Value may be made once each Policy year after the first Policy year during the insured's lifetime. The amount withdrawn will be deducted from the General Account and the Subaccounts of the Separate Account you select. If no selection is made then the amount will be withdrawn on a Pro Rata Basis. Fortis Benefits reserves the right to deduct a withdrawal charge from the proceeds of partial withdrawals, although it has no current plans to do so. Any such charge would not be imposed on a full surrender, would not be designed to yield a profit to Fortis Benefits, and would not exceed $25 per withdrawal (or, if less, 2% of the amount withdrawn).

Any partial withdrawal will reduce the Face Amount and thus the death benefit, by the amount withdrawn. Such an automatic reduction in Face Amount does not result in any change in the monthly Minimum Premium, but may result in a distribution (as a further partial withdrawal) of any additional amount necessary to comply with the maximum premium limitation under Section 7702 of the Code. See "Payment and Allocation of Premiums--Premiums."

When the Alternative Death Benefit is in effect, a partial withdrawal will reduce the death benefit by a greater amount than otherwise would be the case.

A partial withdrawal may also cause the termination of the Guaranteed Death Benefit or disqualify a Policy from receiving Policy Value Advances and Cash Value Bonuses.

A partial withdrawal in the first seven years after issue or a Face Amount increase is likely to cause the Policy to become a modified endowment contract. See "Federal Tax Matters-- Taxation of Policy Benefits".

You will not be permitted to make any partial withdrawal that would reduce the Face Amount of the Policy below the minimum Face Amount of $25,000. If a request for a partial withdrawal is received that would reduce the Face Amount below the minimum, Fortis Benefits will not implement the partial withdrawal request, but will contact you as to whether the request should be disregarded, reduced to a smaller amount or changed to a request for a full surrender.

Surrenders or partial withdrawals are made by sending a written request on Fortis Benefits' form to its Home Office, together with the Policy, in the case of total surrender. See "Summary--How to Exercise Your Rights Under a Policy." The surrender or withdrawal, and any related automatic Face Amount reduction, will be effective as of the Date of Receipt by Fortis Benefits of the request on its form and, if required, the Policy.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain your approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act or otherwise to comply with laws, rules, regulations, interpretations, holdings, order or rulings which necessarily or appropriately must be complied with for the Policies to serve their intended purposes.

    - To transfer or limit any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the General Account; or to add, combine or remove Subaccounts in the Separate Account.

    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

    - To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Policy the aggregate amount of the types of charges which Fortis Benefits has guaranteed. See "Charges and Deductions--Guarantee of Certain Charges."

If any Portfolio materially changes its investment policy, you will have sixty days after receiving notice of the change to transfer all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums-- Allocation of Premiums and Policy Value."

PAYMENT AND DEFERMENT

With respect to amounts in the Subaccounts of the Separate Account, payment of the maturity proceeds, death benefit, all or a portion of the Surrender Value or a loan will ordinarily be made within five days after the Date of Receipt of all documents required for such payment. Also, death benefit payments will be made only after all state insurance law requirements (including receipt of any required tax waiver) are satisfied.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, loan, partial withdrawal, surrender or any transfer of Policy Value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for a Policy, or for such other periods as the Securities and Exchange Commission may by order permit for your protection.

As with traditional life insurance, Fortis Benefits may delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned. Fortis Benefits may also defer the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear. To the extent permitted under the Policies and applicable state insurance laws, Fortis Benefits may also defer payment of Policy loans, partial withdrawals or other proceeds payable out of the General Account for a period of up to 6 months, although no such deferrals will be made of amounts to be used to pay premiums on insurance policies issued by Fortis Benefits.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Investors"), the principal underwriter of the Policies, or registered representatives of other broker-dealer firms or representatives of firms that are exempt from broker-dealer regulation. Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The commissions and other compensation are paid by Fortis Benefits under a distribution agreement entered into by them as of January 1, 1994.

As compensation for distributing the Policies, Fortis Benefits pays Investors 13.75% of first year premiums and 7.6% of all other premiums. Fortis Benefits also pays Investors .25% of Policy Value annually as a service fee. Investors pays a selling allowance not in excess of those amount to other broker-dealer firms or exempt firms who sell the Policies. Fortis Benefits may, under certain flexible compensation arrangements, pay Fortis Investors different selling allowances and service fees than as set forth above, and Fortis Investors may in turn pay different selling allowances and larger service fees to its registered representatives and other broker-dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarially equivalent present values to the amounts of the selling allowances and service fees set forth above. In many cases, registered representatives, broker-dealers or exempt firms are eligible for additional compensation, and general agents and managing general agents also receive additional compensation, based on meeting certain production or mortality experience standards. Commissions and other compensation do not represent a charge or deduction against Policies in addition to those set forth under "Charges and Deductions." Commissions with respect to premium payments which are refunded are returned. The distribution agreement may be terminated by either party upon 60 days notice to the other.

Investors is a Minnesota corporation engaged primarily in the sale of investment company securities. Investors is the principal underwriter for the following registered investment companies (in addition to the Separate Account and Fortis Series): Variable Account D of Fortis Benefits, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc., Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc. Investors' address is 500 Bielenberg Drive, Woodbury, Minnesota, 55125.

Officers, directors, and employees of Fortis Benefits and Investors, together with those of Fortis, Inc. and its other subsidiaries, are bonded pursuant to a joint fidelity bond, in the amount of $5,000,000 per occurrence, in favor of such companies.

FEDERAL TAX MATTERS

The following description is a brief summary of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Fortis Benefits are currently in effect.

The following discussion is intended to provide a general description of the federal income tax considerations associated with the Policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax adviser for more complete information. This discussion is based upon Fortis Benefits' understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended, (the "Code") includes a definition of life insurance for federal income tax purposes. This definition can be satisfied by complying with either of two tests set forth in Section 7702. Although the secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which the tests under Section 7702 are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) provides certain requirements under Section 7702 of the Code for mortality and other expense charges of life insurance contracts. The Treasury issued proposed regulations on mortality charges in 1991. Guidance on these requirements is extremely limited, but Fortis Benefits believes the Policies qualify as life insurance under the proposed regulations.

If it is subsequently determined that a Policy does not satisfy Section 7702, Fortis Benefits reserves the right to modify the Policy as appropriate, and to the extent possible, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract for
Section 7702 purposes, such Policy would not provide any of the tax advantages normally provided by a life policy.

Section 817(h) of the Code also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as life insurance for federal tax purposes. The Separate Account, through Fortis Series, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the assets of Fortis Series may be invested. Fortis Benefits believes that Fortis Series will be operated in compliance with the requirements prescribed by the Treasury.

In connection with the issuance of the temporary regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular Subaccounts of the Separate Account. Additional guidance may come from the Treasury in the future. In that case, the Treasury might treat you as the owner of assets of the Separate Account if a Fortis Series Portfolio is too narrow in its investment strategy, even though it technically meets the diversification requirements. It is not clear whether Treasury's position, if promulgated, would be applied on a prospective basis only. While Fortis Benefits believes that the investment strategies of the Policy's Portfolios are sufficiently broad, it reserves the right to modify the Policy as necessary to prevent you from being considered the owner of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAXATION OF POLICY BENEFITS

IN GENERAL. Fortis Benefits believes that the proceeds and Policy Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

The exchange of the Policy for another life insurance policy, the payment of a premium, a change in Face Amount, a transfer or assignment of a Policy, a Policy loan, a lapse with an outstanding indebtedness, a partial withdrawal or the surrender of a Policy may have tax consequences depending on the circumstances. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each owner or beneficiary.

Generally, you will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of a distribution from a Policy depend, in part, on whether the Policy is classified as a "modified endowment contract" under Section 7702A.

MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid for such Policy. The premium limitation rules for determining whether a Policy will be treated as a modified endowment contract are extremely complex. Moreover, due to the Policy's flexibility, classification as a modified endowment contract will depend on the circumstances of each Policy. Accordingly, you are strongly advised to contact a competent tax adviser before purchasing a Policy or paying a premium or making any other change in any existing Policy to determine whether the Policy would be treated as a modified endowment contract.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions from such a Policy are treated as taxable up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, and assignments as well as surrenders, withdrawals and benefits paid at maturity, are treated as taxable distributions. Third, a 10% additional income tax is imposed on the portion of any distribution or deemed distribution from such a Policy that is included in income except where the distribution, loan, assignment or pledge is made on or after you attain age 59 1/2, is attributable to you becoming disabled, or is a part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. The distribution rules for Policies that are not modified endowment contracts are the same as those that applied to all life insurance contracts before TAMRA was enacted. Thus, distributions from Policies that are not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (see below) and then only after the return of all such investment in the Policy as disbursing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. Such cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from Policies that are not modified endowment contracts are not treated as distributions. Instead, such loans are treated as a debt.

In addition, upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income.

Finally, neither distributions nor loans from Policies that are not modified endowments are subject to the 10% additional income tax.

POLICY LOAN INTEREST. Generally, interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000.

No amount of Policy loan interest is, however, deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. You should consult a tax adviser as to whether the Policy would be so deemed.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for the Policy including the amount of any loan received under the Policy to the extent that the loan is included in your gross income minus (ii) the aggregate amount received under the Policy which was excluded from your gross income except that the amount of any loan received under the policy which is excluded from gross income shall be disregarded.

MULTIPLE CONTRACTS. Under TAMRA, all modified endowment contracts that are issued by Fortis Benefits or its affiliates, to you during a calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

EXCHANGES. TAMRA also provides that a life insurance contract received in exchange for a Policy classified as a modified endowment contract will also be treated as a modified endowment contract. Accordingly, you should consult a tax adviser before effecting an exchange of a Policy.

TAXATION OF FORTIS BENEFITS

Fortis Benefits does not initially expect to incur any federal income tax upon the earnings or capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Fortis Benefits determines that it may incur such taxes, it may assess a charge against the Separate Account for those taxes, which would reduce a Policy's net investment return.

Under present laws, Fortis Benefits may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Fortis Benefits may decide to make charges for such taxes or provisions for such taxes against the Separate Account.

OTHER POLICY PROVISIONS

OWNER. The owner of an individual contract is the insured, unless another owner has been named in the application for the Policy. For a Policy issued as a certificate under a group contract the owner named in the application for the Certificate is the person or entity entitled to exercise all rights and privileges of ownership under the Certificate. As owner you are entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a successor who would become the Policy owner if you should die before the insured dies. Otherwise your estate would become the owner.

BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, you (or your estate) will be the beneficiary. While the insured is alive, you may change any beneficiary or contingent beneficiary. Fortis Benefits is not responsible for the validity of any change.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral. Rights under the Policy will be transferred to the extent of the assignee's interest. Fortis Benefits is not bound by an assignment or release thereof, unless it is in writing and is recorded at its Home Office. Fortis Benefits is not responsible for the validity of any assignment or release thereof.

DATE OF RECEIPT. The Date of Receipt by Fortis Benefits of any payment or other communication is the actual date it is received at Fortis Benefits' Home Office in proper form unless received (1) after the close of the NYSE, or (2) on a date which is not a Valuation Date. In either of these two cases, the Date of Receipt will be deemed to be the next Valuation Date.

DATE OF CERTAIN CHANGES. Changes in beneficiaries and successor owners and assignments take effect as of the date you signed the change request, subject to any actions taken by Fortis Benefits prior to the Date of Receipt of written notice of the change in form satisfactory to Fortis Benefits or, in the case of an assignment, recording by Fortis Benefits.

SUICIDE. The insurance proceeds will not be paid if the insured commits suicide within two years (one year in Colorado and North Dakota) from the Policy Date. Instead, Fortis Benefits will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan, plus any loan interest paid for periods beyond the date of death, and less any partial withdrawals. If the insured commits suicide more than two years after the Policy Date but within two years (one year in Colorado and North Dakota) from the effective date of any reinstatement or increase in Face Amount requested by you, Fortis Benefits' liability with respect to such increase or reinstatement will be limited to the cost of insurance attributable to such increase or reinstatement since that date.

AGE AND SEX. If the insured's Age or sex as stated in the application is not correct, the death benefit under a Policy will be adjusted to reflect the amount of insurance coverage which the most recent cost of insurance charges would have purchased at the correct Age and sex. As used herein, "Age" is the insured's actual age on the most recent Policy Anniversary.

INCONTESTABILITY. Fortis Benefits may contest the validity of a Policy or any Face Amount increase based on other misstatements in the application therefor. However, any such statements will be considered representations and not warranties. Fortis Benefits will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Policy Date. Fortis Benefits will not contest the validity of any reinstatement or increase in Face Amount after it has been in force during the insured's lifetime for two years from its effective date.

OPTION TO EXTEND MATURITY DATE. This option is available as part of Policies issued in a state that has approved the endorsement containing this provision. This option allows you to request a later maturity date, if the Policy Value is at least $2,000. The request must be in writing and must be made within 60 days of the current maturity date.

If this option is exercised you will not be permitted to 1) make any further premium payments except if necessary to prevent lapse of the Policy 2) make any Face Amount changes or 3) make any partial withdrawals that would reduce the Policy Value below $2,000.

Also, upon exercise of this option the following occurs: 1) No further cost of insurance charges are deducted as part of the Monthly Deduction 2) The Guaranteed Death Benefit lapses and the Death Benefit becomes the Alternative Death Benefit (see "Death Benefit Options--Alternative Death Benefit") 3) No further Policy Value Advances or Cash Value Bonuses are credited 4) Any Policy loan will be charged interest at an affective annual rate of 3.85% per year payable in advance.

DIVIDENDS. The Policies are nonparticipating. This means that they are not eligible for dividends and they do not participate in any distribution of Fortis Benefits' surplus.

MANAGEMENT

The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


OFFICER-DIRECTORS
Robert Brian Pollock (4)          President and Chief Executive Officer; before then Senior Vice
                                  President--Life and Disability.
Thomas Michael Keller (5)         Executive Vice President; before then Senior Vice President of
                                  Fortis, Inc.
Dean C. Kopperud (1)              Senior Vice President--; also officer of affiliated companies;
                                  before then Senior Vice President, Integrated Resources, Inc.
OTHER DIRECTORS
Allen Royal Freedman (2)          Chairman and Chief Executive Officer of Fortis, Inc.
Henry Carroll Mackin (2)          Executive Vice President of Fortis, Inc.
Arie Aristide Fakkert (3)         Assistant General Manager of Fortis International N.V.
EXECUTIVE OFFICERS
                                  Senior Vice President--Sales; before then Senior Vice
                                  President--Western Divisional Officer, Colonial Group, Inc.
                                  Senior Vice President--Investment Products; also officer of affiliated companies.
                                  Senior Vice President--Life Operations, also officer of
                                  affiliated companies.
                                  Senior Vice President and General Counsel--Life and Investment
                                  Products; also officer of affiliated companies.
Michael John Peninger (4)         Senior Vice President and Chief Financial Officer
Jon H. Nicholson (1)              Vice President--Product Development and Marketing


-------------------------------------------

(1) Address: Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Time Insurance Company, 515 West Wells, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.

(2) Address: Fortis, Inc., One World Trade Center, Suite 5001, New York, NY 10048. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by Fortis AMEV N.V. and 50% owned by Fortis AG, Boulevard Emile Jacqmain 53, Brussels, Belgium.

(3) Address: Fortis AMEV N.V., Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5) Address: 515 West Wells, Milwaukee WI 53201.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Fortis Benefits will, with respect to certain matters, vote each Subaccount's shares in the corresponding Portfolio at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from persons having the voting interest in the corresponding Subaccount of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote such shares of the Portfolios in its own right, it may elect to do so.

Each Policy owner participating in a Subaccount will be entitled to cast one vote with respect to that Subaccount for each $100 of Policy Value in that Subaccount as of the date stock ownership is determined for the corresponding Fortis Series shareholder meeting. (Fractional votes will be counted.) All shares of the Portfolio held by that Subaccount will be voted in proportion to the votes of Policy owners participating in the Subaccount. Shares held in other separate accounts will in general be voted in accordance with instructions of the participants therein. This tends to diminish the relative voting influence of the Policies. Any shares of a Portfolio owned by Fortis Benefits in its General Account or by affiliated companies of Fortis Benefits will be voted in the same proportion as instructions for that Portfolio which are received from persons having the voting interest in all separate accounts investing in Fortis Series.

You may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment adviser of a Portfolio, changes in fundamental investment policies of a Portfolio, and all other matters that are put to a vote by Fortis Series shareholders.

Notwithstanding contrary voting instructions, Fortis Benefits may vote Portfolio shares in any manner necessary to enable any Portfolio to (1) make or refrain from making any change in the investments or investment policies of any Portfolio, if required by any insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any Portfolio which may be initiated by Policy owners or the Fortis Series Board of Directors, provided that Fortis Benefits' disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority. If Fortis Benefits does disregard Policy owner voting instructions, an explanation of this action and the reasons for it will be included in the next semi-annual report to you.

REPORTS

You will receive promptly statements of significant transactions such as changes in Face Amount, transfers among Subaccounts, partial withdrawals, Policy loans, loan repayments, termination for any reason, reinstatement, premium payments (except as noted below) and unpaid loan interest added to loan principal. These transactions will also be summarized in an annual statement sent to you. The annual statement will be as of a date not more than 60 days prior to mailing, and will also summarize the following other items: premiums paid by use of a plan selected by you authorizing monthly withdrawals of premiums from your checking or money market account, paycheck or government payment during the annual period, deductions of charges occurring during that annual period, any Policy Value Advances and Cash Value Bonuses credited during that period and the status of the death benefit, Policy Value (both total and net of any Surrender Charge), amounts in the Subaccounts and General Account, and any Policy loan. In addition, you will be sent semiannual reports containing financial statements for Fortis Series, as required by the 1940 Act. Fortis Benefits' current policy is to honor requests for statements of Policy values during a Policy year, although Fortis Benefits reserves the right at any time to cease offering or to charge for this service. Such statements may be requested through the phone number on the cover of this Prospectus.

STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the policies in all states, other than New York, as soon as possible.

LEGAL MATTERS

The legality of the Policies described in this Prospectus has been passed upon by Douglas R. Lowe, Esquire, Assistant General Counsel of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

EXPERTS

The financial statements of Fortis Benefits Insurance Company and Fortis Benefits Insurance Company Variable Account C appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Renee C. West, FSA, MAAA, Actuarial Officer, Individual Actuarial Department of Fortis Benefits, as stated in her opinion filed as an exhibit to the registration statement.

RATINGS AND RANKINGS

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:

             RATING SERVICE                          CATEGORY
----------------------------------------  ------------------------------
AGGRESSIVE GROWTH SUBACCOUNT

Morningstar Publications, Inc.                  aggressive Growth

             RATING SERVICE                          CATEGORY
----------------------------------------  ------------------------------
Lipper Analytical Services, Inc.               small Company Growth

INTERNATIONAL STOCK SUBACCOUNT

Morningstar Publications, Inc.                 international stock
Lipper Analytical Services, Inc.               international equity

GLOBAL GROWTH SUBACCOUNT

Morningstar Publications, Inc.                 international stock
Lipper Analytical Services, Inc.                      global

GROWTH STOCK SUBACCOUNT

Morningstar Publications, Inc.                        growth
Lipper Analytical Services, Inc.               capital appreciation

GROWTH AND INCOME SUBACCOUNT

Morningstar Publications, Inc.                  growth and income
Lipper Analytical Services, Inc.                growth and income

GLOBAL ASSET ALLOCATION SUBACCOUNT

Morningstar Publications, Inc.                       balanced
Lipper Analytical Services, Inc.                 global flexible

ASSET ALLOCATION SUBACCOUNT

Morningstar Publications, Inc.                       balanced
Lipper Analytical Services, Inc.               flexible portfolios

HIGH YIELD SUBACCOUNT

Morningstar Publications, Inc.                      high Yield
Lipper Analytical Services, Inc.                high Current Yield

GLOBAL BOND SUBACCOUNT

Morningstar Publications, Inc.                  international bond
Lipper Analytical Services, Inc.                   world income

DIVERSIFIED INCOME SUBACCOUNT

Morningstar Publications, Inc.                    corporate bond
Lipper Analytical Services, Inc.                   general bond

U.S. GOVERNMENT SUBACCOUNT

Morningstar Publications, Inc.                 U.S. government bond
Lipper Analytical Services, Inc.                 U.S. government

MONEY MARKET SUBACCOUNT

Morningstar Publications, Inc.                     money market
Lipper Analytical Services, Inc.                   money market

FINANCIAL STATEMENTS

The financial statements of Fortis Benefits included in this Prospectus should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies.

Fortis Benefits generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes 2 and 11 to Fortis Benefits' financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company as of December 31, 1994 and 1993, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

In 1993, as discussed in Note 2 to the financial statements, the Company changed its method of accounting for income taxes, postretirement benefits other than pensions and certain investments in debt and equity securities.

/s/ Ernst & Young LLP
Minneapolis, Minnesota
February 16, 1995

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                  DECEMBER 31
                                                                           -------------------------
                                                                              1994          1993
                                                                           -----------   -----------
ASSETS
Investments--Note 4
  Fixed maturities, at fair value (amortized cost 1994--$1,749,347,
   1993--$1,630,393).....................................................  $ 1,674,782   $ 1,706,702
  Equity securities, at fair value (cost 1994--$59,010 1993--$56,126)....       64,552        65,905
  Mortgage loans on real estate, less allowance for possible losses
   (1994--$7,429; 1993--$6,324)..........................................      452,547       355,515
  Policy loans...........................................................       49,221        47,009
  Short-term investments.................................................      117,562        73,382
  Real estate and other investments......................................       13,441        10,976
                                                                           -----------   -----------
                                                                             2,372,105     2,259,489

Cash.....................................................................       10,888         6,675

Receivables:
  Uncollected premiums...................................................       40,667        33,910
  Reinsurance recoverable on unpaid and paid losses......................       15,181        16,554
  Due from affiliates....................................................        2,220         4,555
  Other..................................................................       12,593         3,720
                                                                           -----------   -----------
                                                                                70,661        58,739

Accrued investment income................................................       38,584        32,591
Deferred policy acquisition costs--Note 5................................      232,198       196,483
Property and equipment at cost, less accumulated depreciation--Note 6....       56,939        53,540
Deferred federal income taxes--Note 8....................................       48,509            --
Other assets.............................................................        1,120           985
Assets held in separate accounts--Note 9.................................    1,212,910       975,637
                                                                           -----------   -----------
TOTAL ASSETS.............................................................  $ 4,043,914   $ 3,584,139
                                                                           -----------   -----------
                                                                           -----------   -----------

                       See notes to financial statements.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                               DECEMBER 31
                                                                        -------------------------
                                                                           1994          1993
                                                                        -----------   -----------
POLICY RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY

POLICY RESERVES AND LIABILITIES
  Future policy benefit reserves:
    Traditional life insurance........................................  $   375,257   $   353,407
    Interest sensitive and investment products........................      912,653       690,061
    Accident and health...............................................      798,293       752,047
                                                                        -----------   -----------
                                                                          2,086,203     1,795,515

  Unearned premiums...................................................       16,145        18,574
  Other policy claims and benefits payable............................      169,864       158,705
  Policyholder dividends payable......................................        6,793        10,561
                                                                        -----------   -----------
                                                                          2,279,005     1,983,355
  Accrued expenses....................................................       45,905        45,035
  Current income taxes payable........................................        4,352         1,069
  Deferred federal income taxes--Note 8...............................           --         4,229
  Other liabilities...................................................       32,416        48,107
  Liabilities related to separate accounts............................    1,208,039       970,436
                                                                        -----------   -----------
TOTAL POLICY RESERVES AND LIABILITIES.................................    3,569,717     3,052,231

SHAREHOLDER'S EQUITY--Notes 1, 10 and 12
  Common stock, $5 par value, 1,000,000 shares authorized, issued and
   outstanding........................................................        5,000         5,000
  Additional paid-in capital..........................................      358,000       345,000
  Retained earnings...................................................      153,551       130,694
  Unrealized gains (losses) on investments, net--Note 4...............      (42,908)       50,144
  Unrealized gains on assets held in separate accounts net of deferred
   taxes of $298 in 1994 and $576 in 1993.............................          554         1,070
                                                                        -----------   -----------
TOTAL SHAREHOLDER'S EQUITY............................................      474,197       531,908
                                                                        -----------   -----------
TOTAL RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY.................  $ 4,043,914   $ 3,584,139
                                                                        -----------   -----------
                                                                        -----------   -----------

                       See notes to financial statements.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                              YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------
                                                                       1994            1993            1992
                                                                   -------------   -------------   -------------
REVENUES
  Insurance operations
    Traditional life insurance premiums..........................  $     207,824   $     187,863   $     191,887
    Interest sensitive and investment product policy charges.....         37,823          28,778          23,690
    Accident and health premiums.................................        776,799         738,412         751,534
                                                                   -------------   -------------   -------------
                                                                       1,022,446         955,053         967,111
  Net investment income--Note 4..................................        162,514         153,657         156,431
  Realized gains (losses) on investments--Note 4.................        (28,815)         73,623          37,928
  Other income...................................................         35,958          27,100          26,176
                                                                   -------------   -------------   -------------
      TOTAL REVENUES.............................................      1,192,103       1,209,433       1,187,646

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance...................................        162,168         145,958         151,291
    Interest sensitive and investment products...................         55,026          50,935          46,490
    Accident and health..........................................        620,367         598,146         591,927
                                                                   -------------   -------------   -------------
                                                                         837,561         795,039         789,708
  Policyholder dividends.........................................          1,986           5,855           5,061
  Amortization of deferred policy acquisition costs--Note 5......         34,566          36,503          37,005
  Insurance commissions..........................................         86,111          76,816          80,275
  General and administrative expenses............................        197,427         185,986         199,481
                                                                   -------------   -------------   -------------
      TOTAL BENEFITS AND EXPENSES................................      1,157,651       1,100,199       1,111,530
                                                                   -------------   -------------   -------------
Income before federal income taxes and cumulative effect of
 accounting changes..............................................         34,452         109,234          76,116
Federal income taxes--Note 8.....................................         11,595          31,090          25,660
                                                                   -------------   -------------   -------------
Income before cumulative effect of accounting changes............         22,857          78,144          50,456
  Cumulative effect of change in accounting for income
   taxes--Note 2.................................................             --           4,814              --
  Cumulative effect of change in accounting for postretirement
   benefits other than pensions, net of tax--Note 2..............             --          (1,251)             --
                                                                   -------------   -------------   -------------
      NET INCOME.................................................  $      22,857   $      81,707   $      50,456
                                                                   -------------   -------------   -------------
                                                                   -------------   -------------   -------------

                       See notes to financial statements.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                    UNREALIZED
                                                                                                     GAINS ON
                                                                                                      ASSETS
                                                            ADDITIONAL               UNREALIZED      HELD IN
                                                    COMMON   PAID-IN     RETAINED  GAINS (LOSSES)    SEPARATE
                                                    STOCK    CAPITAL     EARNINGS  ON INVESTMENTS    ACCOUNTS     TOTAL
                                                    ------  ----------   --------  --------------   ----------   --------
Balance January 1, 1992...........................  $5,000   $345,000    $ 2,178      $    860        $  588     $353,626
Net income........................................     --          --     50,456            --            --       50,456
Change in unrealized gains on investments, net....     --          --         --         3,403            --        3,403
Change in unrealized gains on assets held in
 separate account, net of deferred tax expense of
 $36..............................................     --          --         --            --            69           69
                                                    ------  ----------   --------      -------         -----     --------
Balance December 31, 1992.........................  5,000     345,000     52,634         4,263           657      407,554
                                                    ------  ----------   --------      -------         -----     --------
Net income........................................     --          --     81,707            --            --       81,707
Dividends to shareholder..........................     --          --     (4,000 )          --            --       (4,000)
Other.............................................     --          --        353            --            --          353
Change in unrealized gains on investments, net....     --          --         --         2,099            --        2,099
Change in unrealized gains on investments, net,
 resulting from initial adoption of FASB 115 (Note
 1)...............................................     --          --         --        43,782            --       43,782
Change in unrealized gain on assets held in
 separate account, net of deferred tax expense of
 $238.............................................     --          --         --            --           413          413
                                                    ------  ----------   --------      -------         -----     --------
Balance December 31, 1993.........................  5,000     345,000    130,694        50,144         1,070      531,908
                                                    ------  ----------   --------      -------         -----     --------
Net income........................................     --          --     22,857            --            --       22,857
Additional paid-in capital........................     --      13,000         --            --            --       13,000
Change in unrealized losses on investments, net...     --          --         --       (93,052)           --      (93,052)
Change in unrealized loss on assets held in
 separate account, net of deferred tax benefit of
 $277.............................................     --          --         --            --          (516)        (516)
                                                    ------  ----------   --------      -------         -----     --------
Balance December 31, 1994.........................  $5,000   $358,000    $153,551     $(42,908)       $  554     $474,197
                                                    ------  ----------   --------      -------         -----     --------
                                                    ------  ----------   --------      -------         -----     --------

                       See notes to financial statements.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                             YEAR ENDED DECEMBER 31
                                                    -----------------------------------------
                                                        1993           1992          1991
                                                    ------------   ------------   -----------
OPERATING ACTIVITIES
  Net income......................................  $     22,857   $     81,707   $    50,456
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Cumulative effect of accounting changes.......            --         (3,563)           --
    Increase in future policy benefit reserves for
     traditional, interest sensitive and accident
     and health policies..........................        79,014         58,299        44,582
    Increase (decrease) in other policy claims and
     benefits and policyholder dividends
     payable......................................        10,075        (15,868)       (8,318)
    Decrease in deferred federal income taxes.....        (2,356)        (9,776)      (28,923)
    Increase (decrease) in income taxes payable...         3,283        (12,733)       (3,218)
    Amortization of policy acquisition costs......        34,566         36,503        37,005
    Policy acquisition costs deferred.............       (54,349)       (45,841)      (31,232)
    Provision for mortgage loan losses............         1,105          1,648         1,653
    Provision for depreciation....................        12,267          9,399         7,506
    Accrual of discount, net......................          (914)            72         3,868
    Change in uncollected premiums, accrued
     investment income, other receivables,
     unearned premiums, accrued expenses and other
     liabilities..................................       (36,650)         5,751         1,135
    Net realized (gains) losses on investments....        28,815        (73,623)      (37,928)
    Other.........................................          (135)           164           289
                                                    ------------   ------------   -----------
      NET CASH PROVIDED BY OPERATING ACTIVITIES...        97,578         32,139        36,875
INVESTING ACTIVITIES
  Purchase of fixed maturity investments..........    (1,943,697)    (2,337,842)   (2,459,482)
  Sales or maturities of fixed maturity
   investments....................................     1,798,184      2,358,288     2,431,920
  (Increase) decrease in short-term investments...       (44,266)        28,756       (76,226)
  Purchase of other investments...................      (211,836)      (201,601)      (46,054)
  Sales or maturities of other investments........       104,399         75,539        33,414
  Purchase of property and equipment..............       (16,164)       (13,155)      (27,370)
  Purchase of group insurance business............        (6,644)        (5,521)       (8,685)
  Other...........................................           500             49        12,241
                                                    ------------   ------------   -----------
      NET CASH USED BY INVESTING ACTIVITIES.......      (319,524)       (95,487)     (140,242)
                                                    ------------   ------------   -----------
FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.......................       200,499         68,943        99,631
    Surrenders and death benefits.................       (19,207)       (37,262)      (23,371)
    Interest credited to policyholders............        31,867         30,024        27,958
  Additional paid-in capital from shareholder.....        13,000             --            --
  Dividends paid to shareholder...................            --         (4,000)       (8,000)
                                                    ------------   ------------   -----------
      NET CASH PROVIDED BY FINANCING ACTIVITIES...       226,159         57,705        96,218
                                                    ------------   ------------   -----------
      INCREASE (DECREASE) IN CASH.................         4,213         (5,643)       (7,149)
Cash at beginning of year.........................         6,675         12,318        19,467
                                                    ------------   ------------   -----------
      CASH AT END OF YEAR.........................  $     10,888   $      6,675   $    12,318
                                                    ------------   ------------   -----------
                                                    ------------   ------------   -----------

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
DECEMBER 31, 1994

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF STATEMENT PRESENTATION: Fortis Benefits Insurance Company (the Company) is incorporated in Minnesota and is an indirect wholly-owned subsidiary of Fortis, Inc. The financial statements are presented in conformity with generally accepted accounting principles. Certain amounts included in the 1993 and 1992 financial statements have been reclassified to conform to the 1994 presentation.

RECOGNITION OF REVENUES, POLICY RESERVES AND LIABILITIES AND POLICY ACQUISITION
COSTS: The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

    Premiums for long-duration traditional life policies are recognized as revenues when due over the premium-paying period. Liabilities for future policy benefits and expenses are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

    Revenues for universal life and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the term of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 4% to 7.80% in 1994 and 4% to 7.75% in 1993.

    Premiums for long-term disability, short-term traditional life, and accident and health are recognized as revenues ratably over the contract period in proportion to the risk insured. Liabilities for future disability income policy benefits are based on the 1964 Commissioners Disability Table at 6 percent interest. Calculated reserves are modified based on the Company's actual experience. Claims and benefits payable for reported and incurred but not reported losses and related loss adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in earnings currently.

    For traditional life, interest sensitive and investment products in force at inception, the Company recorded the present value of future profits as deferred policy acquisition costs. For traditional life, such costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies. For interest sensitive and investment products, such costs are amortized in relation to statutory profits. For group life, accident and health, disability, and dental insurance business acquired on October 1, 1991 (see Note 3), the Company recorded the present value of future profits as deferred policy acquisition costs. These costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies and, if required, are expensed when such costs are deemed not to be recoverable from future policy revenues, including the related investment income.

    For insurance products issued subsequent to December 31, 1984, the costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred, to the extent recoverable from future profits, and amortized against income. The period of amortization varies depending upon the product. For traditional life products, the policy acquisition costs are deferred and amortized over the premium paying period of the contracts. For interest sensitive and investment products, the policy acquisition costs are deferred and amortized in relation to the present value of estimated future gross profits.

INVESTMENTS: The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

Prior to December 31, 1993, the Company classified fixed maturity investments as available-for-sale recorded at the lower of amortized cost or market, computed on a portfolio basis. Equity securities were carried at fair value. At December 31, 1993, all fixed maturity securities were classified as available-for-sale and carried at fair value. The effect of adopting Statement 115 at December 31, 1993 was to increase the carrying amount of fixed maturities by $76,309,000, policyholder dividends payable by $2,684,000, deferred income taxes by $23,575,000 and shareholder's equity by $43,782,000 and to reduce the carrying amount of deferred policy acquisition costs by $6,268,000. Beginning in 1994, the classification of fixed maturity investments between available-for-sale or held to maturity is made at the time of each purchase and, prospectively, that classification is reevaluated as of each balance sheet date.

Changes in market values of available-for-sale securities, after deferred income taxes and after adjustment for the amortization of deferred policy acquisition costs, and participating policyholders' share of earnings are reported as unrealized gains (losses) on investments directly in shareholder's equity and, accordingly, have no effect on net income. The offsets to the unrealized appreciation or depreciation represent valuation adjustments relating to amounts of additional deferred policy acquisition costs or amortization of deferred policy acquisition costs and the additional liabilities established for future policyholder benefits and participating policyholders' share of the Company's earnings that would have been required as a charge or credit to operations had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments. Policy loans are reported at unpaid balance.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT: Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight line method over the estimated useful lives of the related property.

INCOME TAXES: Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS: Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS: The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance may result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the impact of future assessments on its financial position but does not believe that the impact will be material.

2.  CHANGES IN ACCOUNTING PRINCIPLES
EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS: Effective January 1, 1993, the Company adopted FASB Statement 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS. The Company elected to immediately recognize the cumulative effect of this change in accounting for postretirement benefits of $1,895,000 ($1,251,000 net of deferred income tax benefit), which represents the accumulated postretirement benefit obligation existing at January 1, 1993. Prior years' financial statements have not been restated. The impact of Statement 106 on operating results for 1993 was not material.

ACCOUNTING FOR INCOME TAXES: Effective January 1, 1993, the Company adopted FASB Statement 109, ACCOUNTING FOR INCOME TAXES. Statement 109 provides for a balance sheet approach in determining deferred income tax assets and liabilities. The cumulative effect of adopting Statement 109 increased the Company's deferred tax asset and net income by approximately $4,814,000 in 1993. As permitted under Statement 109, prior years' financial statements have not been restated.

ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION
CONTRACTS: In 1993, the Company adopted FASB Statement 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS. Under Statement 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance recoverables. The effect of adopting Statement 113 was to increase both assets and liabilities by $15,752,000 at December 31, 1993.

ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES: The Company adopted FASB Statement 115, ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES, as of December 31, 1993. Under Statement 115, all fixed maturities are classified as available-for-sale and carried at fair value, while equity securities continue to be carried at fair value. Adoption of Statement 115 had no effect on net income in 1993.

3.  ACQUIRED BUSINESS
In October, 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The Company purchased this business for $318,000,000. Per contractual agreement, additional payments were paid to MBL based upon the persistency of the long term disability portion of the business. Under terms of this agreement, the Company paid $6,644,000, $5,521,000 and $8,685,000 in 1994, 1993, and 1992, respectively.
This additional purchase price was accounted for as deferred policy acquisition costs. No additional payments will be made.

4.  INVESTMENTS
AVAILABLE FOR SALE SECURITIES: The following is a summary of the available for sale securities (in thousands):

                                                                    GROSS        GROSS
                                                     AMORTIZED    UNREALIZED   UNREALIZED
                                                       COST          GAIN         LOSS      FAIR VALUE
                                                    -----------   ----------   ----------   -----------
December 31, 1994:
  Fixed Income Securities:
    Governments...................................  $  829,607     $ 1,129      $40,642     $  790,094
    Public utilities..............................      60,885       1,132        1,389         60,628
    Industrial & miscellaneous....................     847,018       3,184       38,505        811,697
    Other.........................................      11,837         764          238         12,363
                                                    -----------   ----------   ----------   -----------
      Total.......................................   1,749,347       6,209       80,774      1,674,782
  Equity Securities...............................      59,010       9,896        4,354         64,552
                                                    -----------   ----------   ----------   -----------
      Total.......................................  $1,808,357     $16,105      $85,128     $1,739,334
                                                    -----------   ----------   ----------   -----------
                                                    -----------   ----------   ----------   -----------
December 31, 1993:
  Fixed Income Securities:
    Governments...................................  $  323,629     $ 8,684      $ 2,642     $  329,671
    Public utilities..............................     108,444       9,583           --        118,027
    Industrial & miscellaneous....................   1,010,933      58,880        3,294      1,066,519
    Other.........................................     187,387       5,338          240        192,485
                                                    -----------   ----------   ----------   -----------
      Total.......................................   1,630,393      82,485        6,176      1,706,702
  Equity Securities...............................      56,126      12,040        2,261         65,905
                                                    -----------   ----------   ----------   -----------
      Total.......................................  $1,686,519     $94,525      $ 8,437     $1,772,607
                                                    -----------   ----------   ----------   -----------
                                                    -----------   ----------   ----------   -----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1994, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     AMORTIZED
                                                       COST       FAIR VALUE
                                                    -----------   -----------
Due in one year or less...........................  $   54,540    $   54,333
Due after one year through five years.............     407,103       393,734
Due after five years through ten years............     650,526       629,070
Due after ten years...............................     637,178       597,645
                                                    -----------   -----------
  Total...........................................  $1,749,347    $1,674,782
                                                    -----------   -----------
                                                    -----------   -----------

MORTGAGE LOANS: The Company has issued commercial mortgage loans on properties located throughout the country. Approximately 34% of outstanding principal is concentrated in the states of California, Florida and Texas at December 31, 1994 as compared to 38% at December 31, 1993. Loan commitments outstanding at December 31, 1994 totalled $47,375,000.

In May 1993, FASB issued Statement 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, which becomes effective for fiscal years beginning after December 15, 1994, and which the Company will adopt in 1995. Statement 114 requires that impaired loans are to be valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or, as a practical expedient, at the loan's observable market price, or the fair market value of the collateral if the loan is collateral dependent. The Company does not expect the impact of adoption to be material to its financial position or operating results.

INVESTMENTS ON DEPOSIT: The Company had fixed maturities and mortgage loans on real estate carried at $2,635,000 and $8,132,000, respectively, at December 31, 1994, and $2,470,000 and $8,132,000 respectively, at December 31, 1993 on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES): The adjusted net unrealized gains (losses) recorded in shareholder's equity (See Note 1) were as follows (in thousands):

                                                                   1994       1993       1992
                                                                 ---------  ---------  ---------
Change in unrealized gains (losses) before adjustment for the following items (for equity securities only in 1993 and
 1992):........................................................  $(155,923) $   3,979  $   5,705
  Capitalization (amortization) of deferred policy acquisition
   costs.......................................................      9,288         --         --
  Effect of initial adoption of FASB 115.......................         --     43,782         --
  Participating policyholders' share of earnings...............      2,684         --         --
  Deferred income taxes........................................     50,383     (1,467)    (2,233)
                                                                 ---------  ---------  ---------
Change in net unrealized gains (losses)........................    (93,568)    46,294      3,472
Net unrealized gains, beginning of the year....................     51,214      4,920      1,448
                                                                 ---------  ---------  ---------
Net unrealized gains (losses), end of year.....................  $ (42,354) $  51,214  $   4,920
                                                                 ---------  ---------  ---------
                                                                 ---------  ---------  ---------

The increase (decrease) in unrealized gains on fixed maturity investments was $31,079,000 in 1993 and $(5,538,000) in 1992. The deferred tax expense (benefit) would have been $10,878,000 in 1993 and $(1,883,000) in 1992.

NET INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS: Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                                 REALIZED GAINS (LOSSES)
                                                 NET INVESTMENT INCOME               ON INVESTMENTS
                                            -------------------------------  -------------------------------
                                              1994       1993       1992       1994       1993       1992
                                            ---------  ---------  ---------  ---------  ---------  ---------
Fixed maturities..........................  $ 119,668  $ 120,844  $ 128,532  $ (27,854) $  70,626  $  38,864
Equity securities.........................      1,937      1,490        654      1,352      3,955         10
Mortgage loans on real estate.............     36,816     28,370     25,205     (2,992)    (1,805)    (1,700)
Policy loans..............................      2,731      3,004      2,968         --         --         --
Short-term investments....................      4,671      4,282      3,152        (60)         1          4
Real estate & other investments...........      2,138      1,171      1,132        739        846        750
                                            ---------  ---------  ---------  ---------  ---------  ---------
  Total...................................    167,961    159,161    161,643  $ (28,815) $  73,623  $  37,928
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------
Expenses..................................     (5,447)    (5,504)    (5,212)
                                            ---------  ---------  ---------
                                            $ 162,514  $ 153,657  $ 156,431
                                            ---------  ---------  ---------
                                            ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $1,798,185,000, $335,230,000, and $2,425,212,000 in 1994, 1993, and 1992, respectively. Gross gains of $16,618,000, $75,133,000 and $55,833,000 and gross losses of
$44,472,000, $4,507,000, and $16,969,000 were realized on the sales in 1994,
1993, and 1992, respectively.

5.  DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                                SENSITIVE AND
                                                   TRADITIONAL   INVESTMENT    ACCIDENT AND
                                                      LIFE        PRODUCTS        HEALTH        TOTAL
                                                   -----------  -------------  -------------  ---------
Balance January 1, 1993..........................   $  74,325     $  59,212      $  54,354    $ 187,891
Acquisition costs deferred:
  Acquired business..............................          --            --          5,521        5,521
  Other business.................................          --        45,841             --       45,841
Acquisition costs amortized......................     (12,851)      (10,839)       (12,812)     (36,502)
Allowance for additional amortization from
 unrealized gains on available-for-sale
 securities......................................          --        (6,268)            --       (6,268)
                                                   -----------  -------------  -------------  ---------
Balance December 31, 1993........................      61,474        87,946         47,063      196,483
Acquisition costs deferred:
  Acquired business..............................          --            --          6,644        6,644
  Other business.................................          --        54,349             --       54,349
Acquisition costs amortized......................     (11,564)      (10,274)       (12,728)     (34,566)
Additional deferred acquisition costs from
 unrealized losses on available-for-sale
 securities......................................          --         9,288             --        9,288
                                                   -----------  -------------  -------------  ---------
Balance December 31, 1994........................   $  49,910     $ 141,309      $  40,979    $ 232,198
                                                   -----------  -------------  -------------  ---------
                                                   -----------  -------------  -------------  ---------

Included within total deferred policy acquisition costs at December 31, 1994 is $68,194,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. The estimated amount of PVP to be amortized during each of the next four years is as follows: 1995--$21,444,000; 1996--$19,210,000;
1997--$17,262,000; 1998--$10,278,000.

During 1994, 1993, and 1992, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized capital (losses) gains resulted in (reduced) additional amortization of acquisition costs deferred of $(935,000), $5,400,000, and $5,300,000, respectively. In addition, the Company (reduced) recorded additional policyholder dividends payable of $(761,000) in 1994 and $2,800,000 in 1993.

6.  PROPERTY AND EQUIPMENT
A summary of property and equipment for each year follows (in thousands):

                                                           1994       1993
                                                         ---------  ---------
Land...................................................  $   1,900  $   1,900
Building and improvements..............................     23,084     22,382
Furniture and equipment................................     68,017     55,896
                                                         ---------  ---------
                                                            93,001     80,178
Less accumulated depreciation..........................    (36,062)   (26,638)
                                                         ---------  ---------
  NET PROPERTY AND EQUIPMENT...........................  $  56,939  $  53,540
                                                         ---------  ---------
                                                         ---------  ---------

7.  UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES
Activity for the liability for unpaid accident and health claims and claims adjustment expense is summarized as follows (in thousands):

                                                                           YEAR ENDED DECEMBER 31
                                                                       -------------------------------
                                                                         1994       1993       1992
                                                                       ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables.............  $ 806,538  $ 776,194  $ 755,849
Add: Incurred losses related to:
  Current year.......................................................    656,052    612,621    645,008
  Prior years........................................................    (58,218)   (41,619)   (54,869)
                                                                       ---------  ---------  ---------
Total incurred losses................................................    597,834    571,002    590,139
Deduct: Paid losses related to:
  Current year.......................................................    377,595    353,124    378,879
  Prior years........................................................    187,967    187,534    190,915
                                                                       ---------  ---------  ---------
Total paid losses....................................................    565,562    540,658    569,794
                                                                       ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables...........  $ 838,810  $ 806,538  $ 776,194
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

In 1994 and 1993, the accident/health business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business, a reduction of loss reserves which considered historically high inflation in medical costs and, in 1994, a refinement in the claims reserve estimates.

8.  FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

The cumulative effect of adopting Statement 109 as of January 1, 1993 was to increase net income for 1993 by $4,814,000. An increase in the tax rate from 34% to 35% was effective in the third quarter of 1993 and resulted in a $305,000 increase in net income from the recalculation of the deferred liability account.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1994 and 1993 are as follows (in thousands):

                                                           1994       1993
                                                         ---------  ---------
Deferred tax assets:
  Reserves.............................................  $  42,715  $  46,823
  Separate account assets/liabilities..................     27,663     19,313
  Unrealized losses....................................     22,806         --
  Accrued liabilities..................................     14,565     12,142
  Claims and benefits payable..........................      1,976      1,860
  Other................................................      1,393      1,268
                                                         ---------  ---------
  Total deferred tax assets............................    111,118     81,406

Deferred tax liabilities:
  Unrealized gains.....................................         --     27,577
  Deferred policy acquisition costs....................     55,329     43,336
  Investments..........................................      1,194      9,949
  Fixed assets.........................................      6,086      4,585
  Other................................................         --        188
                                                         ---------  ---------
  Total deferred tax liabilities.......................     62,609     85,635
                                                         ---------  ---------
  Net deferred tax asset (liability)...................  $  48,509  $  (4,229)
                                                         ---------  ---------
                                                         ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The components of the provision for deferred income taxes for the year ended December 31, 1992 based on APB Opinion 11 are as follows (in thousands):

                                                                    1992
                                                                  ---------
Amortization of present value of future profits.................  $  (4,709)
Deferred policy acquisition costs...............................      2,898
Increase in policy reserves.....................................    (10,568)
Accrual of discount on investments..............................        474
Purchase accounting adjustments.................................    (24,711)
Depreciation expense............................................      1,323
Discounting of post-1986 unpaid losses and loss adjustment
 expenses.......................................................        660
Expenses accrued not currently deductible for tax...............     (4,369)
Other...........................................................     (1,648)
                                                                  ---------
  Deferred income tax expense (benefit).........................  $ (40,650)
                                                                  ---------
                                                                  ---------

The Company's tax expense before cumulative effect of accounting changes is shown as follows (in thousands):

                                                   1994       1993       1992
                                                 ---------  ---------  ---------
Current........................................  $  15,046  $  35,747  $  66,310
Deferred.......................................     (3,451)    (4,657)   (40,650)
                                                 ---------  ---------  ---------
                                                 $  11,595  $  31,090  $  25,660
                                                 ---------  ---------  ---------
                                                 ---------  ---------  ---------

Tax payments were made of $18,080,000, $53,600,000, and $64,600,000 in 1994,
1993, and 1992, respectively. Tax refunds were received of $7,729,000 and $17,130,493 in 1994 and 1992, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                     1994     1993     1992
                                                     -----    -----    -----
Statutory income tax rate.........................   35.0%    35.0%    34.0%
Tax audit provision...............................    0.8     (4.6)      --
Other, net........................................   (2.1)    (1.9)    (0.3)
                                                     -----    -----    -----
                                                     33.7%    28.5%    33.7%
                                                     -----    -----    -----
                                                     -----    -----    -----

9.  ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets were as follows (in thousands):

                                                       1994         1993
                                                    -----------   ---------
Premium and annuity considerations for the
 variable annuity products and variable universal
 life product for which the contractholder, rather
 than the Company, bears the investment risk......  $ 1,208,038   $ 970,436
Assets of the separate accounts owned by the
 Company, at fair value...........................        4,872       5,201
                                                    -----------   ---------
                                                    $ 1,212,910   $ 975,637
                                                    -----------   ---------
                                                    -----------   ---------

10. STATUTORY ACCOUNTING PRACTICES
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                       SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                   -------------------------------  --------------------
                                                     1994       1993       1992       1994       1993
                                                   ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices..........  $  49,759  $  46,605  $  26,499  $ 304,231  $ 258,574
Deferred policy acquisition costs................     19,783      9,338     (5,772)   232,198    196,483
Investment valuation differences.................        370        520        (17)   (85,944)    65,716
Deferred and uncollected premiums................        (14)     1,655        763     (8,393)    (8,680)
Unearned premiums................................      1,126      7,035     (1,253)   (13,008)   (14,133)
Loading and equity in unearned premiums..........        316       (179)      (248)        85         82
Property and equipment...........................       (204)       (63)       (20)    22,027     18,424
Policy reserves..................................    (26,655)   (38,558)   (19,606)   (72,192)   (45,547)
Current income taxes payable.....................         --      4,656     (1,609)    (4,786)    (4,786)
Deferred income taxes............................      2,356      9,776     40,650     48,509     (4,229)
Realized gains (losses) on investments...........     (1,052)     3,651       (781)        --         --
Realized gains (losses) transferred to the
 Interest Maintenance Reserve (IMR), net of
 tax.............................................    (18,456)    40,459     23,266         --         --
Amortization of IMR, net of tax..................     (5,479)    (3,777)    (8,649)        --         --
Interest maintenance reserve.....................         --         --         --     27,364     51,299
Asset valuation reserve..........................         --         --         --     32,011     31,233
Cumulative effect of accounting changes..........         --      3,563         --         --         --
Other, net.......................................      1,007     (2,974)    (2,767)    (7,905)   (12,528)
                                                   ---------  ---------  ---------  ---------  ---------
                                                   $  22,857  $  81,707  $  50,456  $ 474,197  $ 531,908
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------

11. REINSURANCE
The maximum amount that the Company retains on any one life is $750,000 of life insurance including accidental death. Amounts in excess of $750,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums were as follows (in thousands):

                                                      1994       1993       1992
                                                    --------   --------   --------
Life Insurance....................................  $  5,571   $  4,366   $  5,772
Accident & Health Insurance.......................    36,782     37,088     46,508
                                                    --------   --------   --------
                                                    $ 42,353   $ 41,454   $ 52,280
                                                    --------   --------   --------
                                                    --------   --------   --------

Recoveries under reinsurance contracts were as follows (in thousands):

                                                      1994       1993       1992
                                                    --------   --------   --------
Life Insurance....................................  $  1,650   $  6,963   $  5,669
Accident & Health Insurance.......................    19,913     15,448     47,482
                                                    --------   --------   --------
                                                    $ 21,563   $ 22,411   $ 53,151
                                                    --------   --------   --------
                                                    --------   --------   --------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

12. DIVIDEND RESTRICTIONS
Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $41,595,000 free from such restrictions at December 31, 1994. Distributions in excess of this amount would require regulatory approval.

13. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis, Inc. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for the years ended December 31, 1994, 1993, and 1992, were $8,944,000, $8,595,000, and $8,239,000 respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $57,307,000, $27,931,000, and $19,898,000 in commissions to its affiliate,
Fortis Investors, Inc. for the years ended December 31, 1994, 1993, and 1992, respectively.

14. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS: Investments are reported in the accompanying balance sheets on the following basis:

    The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

    Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

    The fair values for the Company's policy reserves under investment products are determined using cash surrender value.

    The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                         DECEMBER 31
                                                    -----------------------------------------------------
                                                              1994                        1993
                                                    -------------------------   -------------------------
                                                     CARRYING                    CARRYING
                                                      AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                                    -----------   -----------   -----------   -----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities............................  $ 1,674,782   $ 1,674,782   $ 1,706,702   $ 1,706,702
      Equity securities...........................       64,552        64,552        65,905        65,905
    Mortgage loans on real estate.................      452,547       434,503       355,515       367,746
    Policy loans..................................       49,221        49,221        47,009        47,009
    Short-term investments........................      117,562       117,562        73,382        73,382
    Cash..........................................       10,888        10,888         6,675         6,675
    Assets held in separate accounts..............    1,212,910     1,212,910       975,637       975,637
Liabilities:
  Individual and group annuities (subject to
   discretionary withdrawal)......................      692,196       657,454       480,900       456,300

15. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

16. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation during such years of service. Fortis, Inc. is not able to segregate Company specific benefit obligations or plan assets. On an aggregate basis, the fair value of plan assets exceeded the accumulated benefit obligations as of December 31, 1994.

The Company has a profit sharing plan covering substantially all employees which provides benefits payable to participants on retirement or disability and to beneficiaries of participants in event of the participant's death. Amounts contributed to the plan and expensed by the Company were $3,536,000 and $3,399,000 in 1994 and 1993, respectively.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund's Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, and High Yield Subaccounts) as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years then ended, except for the Fortis Series Fund's Aggressive Growth, Growth & Income, and High Yield Subaccounts which are for the year ended December 31, 1994. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting Fortis Benefits Insurance Company Variable Account C at December 31, 1994, and the results of their operations and changes in their net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
March 24, 1995

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1994

                                                              U.S. GOVT.       MONEY         ASSET       DIVERSIFIED
                                               GROWTH STOCK   SECURITIES      MARKET       ALLOCATION      INCOME
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                               ------------   -----------   -----------   ------------   -----------
ASSETS
Investments in Fortis Series Funds, Inc., at
 market value (Note 2):
  Growth Stock Series (3,237,912 shares;
   cost-- $63,961,752).......................  $71,580,527
  U.S. Government Securities Series (758,711
   shares; cost--$8,172,171).................                 $7,129,989
  Money Market Series (397,488 shares; cost--
   $4,145,861)...............................                               $4,225,618
  Asset Allocation Series (1,215,468 shares;
   cost-- $15,835,476).......................                                             $16,483,814
  Diversified Income Series (306,614 shares;
   cost-- $3,574,792)........................                                                            $3,189,335
  Global Growth Series (1,733,570 shares;
   cost-- $21,153,654).......................
  Aggressive Growth Series (233,631 shares;
   cost-- $2,257,975)........................
  Growth & Income Series (124,756 shares;
   cost-- $1,256,389)........................
  High Yield Series (183,296 shares; cost--
   $1,824,469)...............................
                                               ------------   -----------   -----------   ------------   -----------
                                               $71,580,527     7,129,989     4,225,618     16,483,814     3,189,335
Attributable to Fortis Benefits Insurance
 Company.....................................    1,279,487            --            --        667,902            --
                                               ------------   -----------   -----------   ------------   -----------
Net assets for variable life insurance
 policies....................................  $70,301,040    $7,129,989    $4,225,618    $15,815,912    $3,189,335
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------
Accumulation units outstanding...............    4,345,216       545,205       343,687      1,073,015       235,648
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------
Net asset value for variable life insurance
 policies per accumulation unit..............  $     16.18    $    13.08    $    12.29    $     14.74    $    13.53
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                               AGGRESSIVE     GROWTH &
                                               GLOBAL GROWTH     GROWTH        INCOME      HIGH YIELD
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO      SERIES
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                               -------------   -----------   -----------   -----------
ASSETS
Investments in Fortis Series Funds, Inc., at
 market value (Note 2):
  Growth Stock Series (3,237,912 shares;
   cost-- $63,961,752).......................
  U.S. Government Securities Series (758,711
   shares; cost--$8,172,171).................
  Money Market Series (397,488 shares; cost--
   $4,145,861)...............................
  Asset Allocation Series (1,215,468 shares;
   cost-- $15,835,476).......................
  Diversified Income Series (306,614 shares;
   cost-- $3,574,792)........................
  Global Growth Series (1,733,570 shares;
   cost-- $21,153,654).......................   $21,333,481
  Aggressive Growth Series (233,631 shares;
   cost-- $2,257,975)........................                  $2,288,670
  Growth & Income Series (124,756 shares;
   cost-- $1,256,389)........................                                $1,256,238
  High Yield Series (183,296 shares; cost--
   $1,824,469)...............................                                              $1,735,443
                                               -------------   -----------   -----------   -----------
                                                 21,333,481     2,288,670     1,256,238     1,735,443
Attributable to Fortis Benefits Insurance
 Company.....................................       501,474       587,791       604,185     1,231,006
                                               -------------   -----------   -----------   -----------
Net assets for variable life insurance
 policies....................................   $20,832,007    $1,700,879    $  652,053    $  504,437
                                               -------------   -----------   -----------   -----------
                                               -------------   -----------   -----------   -----------
Accumulation units outstanding...............     1,692,124       172,983        62,693        50,920
                                               -------------   -----------   -----------   -----------
                                               -------------   -----------   -----------   -----------
Net asset value for variable life insurance
 policies per accumulation unit..............   $     12.31    $     9.83    $    10.40    $     9.91
                                               -------------   -----------   -----------   -----------
                                               -------------   -----------   -----------   -----------

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                             YEAR ENDED DECEMBER 31
                                                        1994          1993          1992
                                                    ------------   -----------   -----------
GROWTH STOCK PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    524,850   $   186,295   $   194,919
  Mortality and expense and policy advance charges
   (Note 3).......................................      (630,146)     (406,385)     (196,675)
                                                    ------------   -----------   -----------
    NET INVESTMENT LOSS...........................      (105,296)     (220,090)       (1,756)
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................       193,238       315,227            --
Net change in unrealized (depreciation)
 appreciation on investments......................    (1,828,331)    3,121,509     1,311,743
                                                    ------------   -----------   -----------
    NET (DECREASE) INCREASE IN NET ASSETS FROM
     OPERATIONS...................................  $ (1,740,389)  $ 3,216,646   $ 1,309,987
                                                    ------------   -----------   -----------
                                                    ------------   -----------   -----------
U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    607,364   $   523,262   $   251,334
Mortality and expense and policy advance charges
 (Note 3).........................................       (79,454)      (51,142)      (34,292)
                                                    ------------   -----------   -----------
    NET INVESTMENT INCOME.........................       527,910       472,120       217,042
Net realized (loss) gain on redemption of Fortis
 Series Fund, Inc. portfolio
 shares...........................................      (126,731)       56,486            --
Net change in unrealized depreciation on
 investments......................................      (967,547)     (133,072)      (66,898)
                                                    ------------   -----------   -----------
    NET (DECREASE) INCREASE IN NET ASSETS FROM
     OPERATIONS...................................  $   (566,368)  $   395,534   $   150,144
                                                    ------------   -----------   -----------
                                                    ------------   -----------   -----------
MONEY MARKET PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $         --   $    35,403   $    37,503
  Mortality and expense and policy advance charges
   (Note 3).......................................       (21,446)      (14,578)       (9,903)
                                                    ------------   -----------   -----------
    NET INVESTMENT (LOSS) INCOME..................       (21,446)       20,825        27,600
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................        13,988         4,990            --
Net change in unrealized appreciation
 (depreciation) on investments....................       100,566        (3,006)        5,429
                                                    ------------   -----------   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS....  $     93,108   $    22,809   $    33,029
                                                    ------------   -----------   -----------
                                                    ------------   -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                              YEAR ENDED DECEMBER 31
                                                        1994           1993           1992
                                                    ------------   ------------   ------------
ASSET ALLOCATION PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    626,408   $    363,460   $    194,016
  Mortality and expense and policy advance charges
   (Note 3).......................................      (146,296)       (91,158)       (43,171)
                                                    ------------   ------------   ------------
    NET INVESTMENT INCOME.........................       480,112        272,302        150,845
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................        42,277         67,563             --
Net change in unrealized (depreciation)
 appreciation on investments......................      (652,759)       432,499        184,791
                                                    ------------   ------------   ------------
    NET (DECREASE) INCREASE IN NET ASSETS FROM
     OPERATIONS...................................  $   (130,370)  $    772,364   $    335,636
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    257,570   $    120,019   $     16,039
  Mortality and expense and policy advance charges
   (Note 3).......................................       (29,757)       (11,358)        (2,020)
                                                    ------------   ------------   ------------
    NET INVESTMENT INCOME.........................       227,813        108,661         14,019
Net realized (loss) gain on redemption of Fortis
 Series Fund, Inc. portfolio
 shares...........................................       (32,443)        16,707             --
Net change in unrealized depreciation on
 investments......................................      (335,368)       (49,202)        (3,365)
                                                    ------------   ------------   ------------
    NET (DECREASE) INCREASE IN NET ASSETS FROM
     OPERATIONS...................................  $   (139,998)  $     76,166   $     10,654
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
GLOBAL GROWTH PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    144,687   $     25,615   $     10,131
  Mortality and expense and policy advance charges
   (Note 3).......................................      (157,000)       (35,224)        (2,084)
                                                    ------------   ------------   ------------
    NET INVESTMENT INCOME (LOSS)..................       (12,313)        (9,609)         8,047
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................       490,813         33,810             --
Net change in unrealized (depreciation)
 appreciation on investments......................    (1,085,870)       930,476        254,238
                                                    ------------   ------------   ------------
    NET (DECREASE) INCREASE IN NET ASSETS FROM
     OPERATIONS...................................  $   (607,370)  $    954,677   $    262,285
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                                      YEAR ENDED
                                                                                     DECEMBER 31,
                                                                                         1994
                                                                                     -------------
AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income..................................................................    $   8,878
  Mortality and expense and policy advance charges (Note 3)........................       (4,484)
                                                                                     -------------
    NET INVESTMENT INCOME..........................................................        4,394
Net realized loss on redemption of Fortis Series Fund, Inc. portfolio shares.......       (2,388)
Net change in unrealized appreciation on investments...............................       33,036
                                                                                     -------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................    $  35,042
                                                                                     -------------
                                                                                     -------------
GROWTH & INCOME PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income..................................................................    $  12,968
  Mortality and expense and policy advance charges (Note 3)........................       (1,404)
                                                                                     -------------
    NET INVESTMENT INCOME..........................................................       11,564
Net realized gain on redemption of Fortis Series Fund, Inc. portfolio shares.......          124
Net change in unrealized appreciation on investments                                       6,216
                                                                                     -------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................    $  17,904
                                                                                     -------------
                                                                                     -------------
HIGH YIELD PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income..................................................................    $  81,918
  Mortality and expense and policy advance charges (Note 3)........................       (1,463)
                                                                                     -------------
    NET INVESTMENT INCOME..........................................................       80,455
Net realized loss on redemption of Fortis Series Fund, Inc. portfolio shares.......       (3,503)
Net change in unrealized depreciation on investments...............................      (29,639)
                                                                                     -------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................    $  47,313
                                                                                     -------------
                                                                                     -------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                            YEAR ENDED DECEMBER 31
                                                       1994          1993          1992
                                                    -----------   -----------   -----------
GROWTH STOCK PORTFOLIO SUBACCOUNT
From operations:
  Net investment loss.............................  $  (105,296)  $  (220,090)  $    (1,756)
  Net realized gain on redemption of Fortis Series
   Fund, Inc. portfolio
   shares.........................................      193,238       315,227            --
  Net change in unrealized (depreciation)
   appreciation on investments....................   (1,828,331)    3,121,509     1,311,743
                                                    -----------   -----------   -----------
    NET (DECREASE) INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS....................   (1,740,389)    3,216,646     1,309,987
Capital transactions:
  Purchase of Variable Account C units............   24,347,849    18,848,153    13,122,018
  Redemption of Variable Account C units..........   (1,563,675)   (1,856,898)   (1,607,358)
  Mortality and expense charge redeemed from
   Fortis Series Funds, Inc.......................      630,146            --       196,675
  Mortality and expense charge due from Fortis
   Series Funds, Inc..............................           --       406,385            --
  Dividend income distribution to Fortis Benefits
   Insurance Company..............................       (9,364)           --        (3,950)
                                                    -----------   -----------   -----------
    NET INCREASE IN NET ASSETS FROM CAPITAL
     TRANSACTIONS.................................   23,404,956    17,397,640    11,707,385
                                                    -----------   -----------   -----------
    TOTAL INCREASE IN NET ASSETS..................   21,664,567    20,614,286    13,017,372
Net assets, beginning of year.....................   49,915,960    29,301,674    16,284,302
                                                    -----------   -----------   -----------
    NET ASSETS, END OF YEAR.......................  $71,580,527   $49,915,960   $29,301,674
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------
U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT
From operations:
  Net investment income...........................  $   527,910   $   472,120   $   217,042
  Net realized (loss) gain on redemption of Fortis
   Series Fund, Inc. portfolio shares.............     (126,731)       56,486            --
  Net change in unrealized depreciation on
   investments....................................     (967,547)     (133,072)      (66,898)
                                                    -----------   -----------   -----------
    NET (DECREASE) INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS....................     (566,368)      395,534       150,144
Capital transactions:
  Purchase of Variable Account C units............    1,951,506     4,101,566     2,384,230
  Redemption of Variable Account C units..........   (1,984,288)     (971,887)     (385,801)
  Mortality and expense charge redeemed from
   Fortis Series Funds, Inc.......................       79,454            --        34,292
  Mortality and expense charge due from Fortis
   Series Funds, Inc..............................           --        51,142            --
  Redemption of Fortis Benefits Insurance Company
   investment in
   subaccount.....................................           --            --    (1,390,338)
                                                    -----------   -----------   -----------
    NET INCREASE IN NET ASSETS FROM CAPITAL
     TRANSACTIONS.................................       46,672     3,180,821       642,383
                                                    -----------   -----------   -----------
    TOTAL (DECREASE) INCREASE IN NET ASSETS.......     (519,696)    3,576,355       792,527
Net assets, beginning of year.....................    7,649,685     4,073,330     3,280,803
                                                    -----------   -----------   -----------
    NET ASSETS, END OF YEAR.......................  $ 7,129,989   $ 7,649,685   $ 4,073,330
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                              YEAR ENDED DECEMBER 31
                                                        1994           1993           1992
                                                    ------------   ------------   ------------
MONEY MARKET PORTFOLIO SUBACCOUNT
From operations:
  Net investment (loss) income....................  $    (21,446)  $     20,825   $     27,600
  Net realized gain on redemption of Fortis Series
   Fund, Inc. portfolio
   shares.........................................        13,988          4,990             --
  Net change in unrealized appreciation
   (depreciation) on investments..................       100,566         (3,006)         5,429
                                                    ------------   ------------   ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS....        93,108         22,809         33,029
Capital transactions:
  Purchase of Variable Account C units............     4,963,584      3,163,424      2,473,144
  Redemption of Variable Account C units..........    (2,269,774)    (3,233,030)    (1,783,229)
  Mortality and expense charge redeemed from
   Fortis Series Funds, Inc.......................        21,446             --          9,903
  Mortality and expense charge due from Fortis
   Series Funds, Inc..............................            --         14,578             --
  Redemption of Fortis Benefits Insurance Company
   investment in the subaccount...................            --             --     (1,070,910)
                                                    ------------   ------------   ------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL TRANSACTIONS.........................     2,715,256        (55,028)      (371,092)
                                                    ------------   ------------   ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.......     2,808,364        (32,219)      (338,063)
Net assets, beginning of year.....................     1,417,254      1,449,473      1,787,536
                                                    ------------   ------------   ------------
    NET ASSETS, END OF YEAR.......................  $  4,225,618   $  1,417,254   $  1,449,473
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
ASSET ALLOCATION PORTFOLIO SUBACCOUNT
From operations:
  Net investment income...........................  $    480,112   $    272,302   $    150,845
  Net realized gain on redemption of Fortis Series
   Fund, Inc. portfolio
   shares.........................................        42,277         67,563             --
  Net change in unrealized (depreciation)
   appreciation on investments....................      (652,759)       432,499        184,791
                                                    ------------   ------------   ------------
    NET (DECREASE) INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS....................      (130,370)       772,364        335,636
Capital transactions:
  Purchase of Variable Account C units............     5,042,184      5,311,744      2,431,645
  Redemption of Variable Account C units..........      (514,392)      (572,086)      (210,349)
  Mortality and expense charge redeemed from
   Fortis Series Funds, Inc.......................       146,296             --         43,171
  Mortality and expense charge due from Fortis
   Series Funds, Inc..............................            --         91,158             --
  Dividend income distribution to Fortis Benefits
   Insurance Company..............................       (26,122)            --        (15,527)
                                                    ------------   ------------   ------------
    NET INCREASE IN NET ASSETS FROM CAPITAL
     TRANSACTIONS.................................     4,647,966      4,830,816      2,248,940
                                                    ------------   ------------   ------------
    TOTAL INCREASE IN NET ASSETS..................     4,517,596      5,603,180      2,584,576
Net assets, beginning of year.....................    11,966,218      6,363,038      3,778,462
                                                    ------------   ------------   ------------
    NET ASSETS, END OF YEAR.......................  $ 16,483,814   $ 11,966,218   $  6,363,038
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                              YEAR ENDED DECEMBER 31
                                                        1994           1993           1992
                                                    ------------   ------------   ------------
DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT
From operations:
  Net investment income...........................  $    227,813   $    108,661   $     14,019
  Net realized (loss) gain on redemption of Fortis
   Series Fund, Inc. portfolio shares.............       (32,443)        16,707             --
  Net change in unrealized depreciation on
   investments....................................      (335,368)       (49,202)        (3,365)
                                                    ------------   ------------   ------------
    NET (DECREASE) INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS....................      (139,998)        76,166         10,654
Capital transactions:
  Purchase of Variable Account C units............     2,099,560      1,934,554        444,073
  Redemption of Variable Account C units..........      (601,619)      (509,368)      (314,214)
  Mortality and expense charge redeemed from
   Fortis Series Funds, Inc.......................        29,757             --          2,020
  Mortality and expense charge due from Fortis
   Series Fund, Inc...............................            --         11,358             --
                                                    ------------   ------------   ------------
    NET INCREASE IN NET ASSETS FROM CAPITAL
     TRANSACTIONS.................................     1,527,698      1,436,544        131,879
                                                    ------------   ------------   ------------
    TOTAL INCREASE IN NET ASSETS..................     1,387,700      1,512,710        142,533
Net assets, beginning of year.....................     1,801,635        288,925        146,392
                                                    ------------   ------------   ------------
    NET ASSETS, END OF YEAR.......................  $  3,189,335   $  1,801,635   $    288,925
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
GLOBAL GROWTH PORTFOLIO SUBACCOUNT
From operations:
  Net investment (loss) income....................  $    (12,313)  $     (9,609)  $      8,047
  Net realized gain on redemption of Fortis Series
   Fund, Inc. portfolio
   shares.........................................       490,813         33,810             --
  Net change in unrealized (depreciation)
   appreciation on investments....................    (1,085,870)       930,476        254,238
                                                    ------------   ------------   ------------
    NET (DECREASE) INCREASE IN NET ASSETS FROM
     OPERATIONS...................................      (607,370)       954,677        262,285
Capital transactions:
  Purchase of Variable Account C units............    14,421,587      6,887,276        723,203
  Redemption of Variable Account C units..........      (702,164)      (722,115)       (28,714)
  Mortality and expense charge redeemed from
   Fortis Series Funds, Inc.......................       157,000             --          2,084
  Mortality and expense charge due from Fortis
   Series Fund, Inc...............................            --         35,224             --
  Funding of subaccount by Fortis Benefits
   Insurance Company..............................            --             --      2,461,249
  Redemption of Fortis Benefits Insurance Company
   investment in
   subaccount.....................................    (2,500,000)            --             --
  Dividend income distributed to Fortis Benefits
   Insurance Company..............................        (3,407)            --         (7,334)
                                                    ------------   ------------   ------------
    NET INCREASE IN NET ASSETS FROM CAPITAL
     TRANSACTIONS.................................    11,373,016      6,200,385      3,150,488
                                                    ------------   ------------   ------------
    TOTAL INCREASE IN NET ASSETS..................    10,765,646      7,155,062      3,412,773
Net assets, beginning of year.....................    10,567,835      3,412,773             --
                                                    ------------   ------------   ------------
    NET ASSETS, END OF YEAR.......................  $ 21,333,481   $ 10,567,835   $  3,412,773
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                                      YEAR ENDED
                                                                                     DECEMBER 31,
                                                                                         1994
                                                                                     ------------
AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT
From operations:
  Net investment income............................................................   $    4,394
  Net realized loss on redemption of Fortis Series Fund, Inc. portfolio shares.....       (2,388)
  Net change in unrealized appreciation on investments.............................       33,036
                                                                                     ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................       35,042
Capital transactions:
  Purchase of Variable Account C units.............................................    1,858,035
  Redemption of Variable Account C units...........................................     (206,503)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc..............        4,484
  Funding of subaccount by Fortis Benefits Insurance Company.......................      600,000
  Dividend income distributed to Fortis Benefits Insurance Company.................       (2,388)
                                                                                     ------------
    NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS...........................    2,253,628
                                                                                     ------------
    TOTAL INCREASE IN NET ASSETS...................................................    2,288,670
Net assets, beginning of year......................................................           --
                                                                                     ------------
    NET ASSETS, END OF YEAR........................................................   $2,288,670
                                                                                     ------------
                                                                                     ------------
GROWTH & INCOME PORTFOLIO SUBACCOUNT
From operations:
  Net investment income............................................................   $   11,564
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio shares.....          124
  Net change in unrealized appreciation on investments.............................        6,216
                                                                                     ------------
Net increase in net assets from operations.........................................       17,904
Capital transactions:
  Purchase of Variable Account C units.............................................      656,805
  Redemption of Variable Account C units...........................................      (13,437)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc..............        1,404
  Funding of subaccount by Fortis Benefits Insurance Company.......................      600,000
  Dividend income distributed to Fortis Benefits Insurance Company.................       (6,438)
                                                                                     ------------
    NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS...........................    1,238,334
                                                                                     ------------
    TOTAL INCREASE IN NET ASSETS...................................................    1,256,238
Net assets, beginning of year......................................................           --
                                                                                     ------------
    NET ASSETS, END OF YEAR........................................................   $1,256,238
                                                                                     ------------
                                                                                     ------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                                      YEAR ENDED
                                                                                     DECEMBER 31,
                                                                                         1994
                                                                                     ------------
HIGH YIELD PORTFOLIO SUBACCOUNT
From operations:
  Net investment income............................................................   $   80,455
  Net realized loss on redemption of Fortis Series Fund, Inc. portfolio shares.....       (3,503)
  Net change in unrealized depreciation on investments.............................      (29,639)
                                                                                     ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................       47,313
Capital transactions:
  Purchase of Variable Account C units.............................................      733,981
  Redemption of Variable Account C units...........................................     (288,164)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc..............        1,463
  Funding of subaccount by Fortis Benefits Insurance Company.......................    1,300,000
  Dividend income distributed to Fortis Benefits Insurance Company.................      (59,150)
                                                                                     ------------
    NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS...........................    1,688,130
                                                                                     ------------
    TOTAL INCREASE IN NET ASSETS...................................................    1,735,443
Net assets, beginning of year......................................................           --
                                                                                     ------------
    NET ASSETS, END OF YEAR........................................................   $1,735,443
                                                                                     ------------
                                                                                     ------------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1994

1.  GENERAL
    Fortis Benefits Insurance Company Variable Account C (the Account) was established as a segregated asset account of Fortis Benefits Insurance Company (Fortis Benefits) on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.

Fortis Benefits was founded in 1910. At the end of 1994, Fortis Benefits had approximately $61 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had over $100 billion in assets at the end of 1994.

Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to the portfolios in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Funds, Inc. (the Fund) which reduces the portfolios' net assets. The fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $5,839,044, $3,748,274 and $1,791,966 in 1994, 1993 and 1992, respectively.

There are nine subaccounts within the Account, each of which invests only in a corresponding portfolio of the Fund. The investment objectives and policies of each of the Account's subaccounts are as follows:

     - GROWTH STOCK PORTFOLIO SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET PORTFOLIO SUBACCOUNT--seeks high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION PORTFOLIO SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH PORTFOLIO SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT--Seeks long-term capital appreciation in equity securities.

     - GROWTH & INCOME PORTFOLIO SUBACCOUNT--Seeks growth of capital and current income through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD PORTFOLIO SUBACCOUNT--Seeks maximum total return through current income and capital appreciation through ownership of a diversified portfolio of high-yielding fixed-income securities.

2.  INVESTMENT IN FORTIS SERIES FUNDS, INC.

INVESTMENTS

Investment in shares of the Fund is stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of the Fund. The Fund's net asset value is based on market quotations of the securities held in the portfolio. The cost of investments sold and redeemed is determined on the average cost method. Prior to 1993 the Account was not able to separately identify realized gains or losses on redemption of the Fund portfolio shares. Any such gains or losses were netted with redemption of Account units. Unrealized appreciation or depreciation of investments represents the Account's share of the mutual fund's undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation in the Fund's investments.

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases and proceeds from sales of shares were as follows:

                                                            SHARES
                                                    ----------------------     COST OF       PROCEEDS
                                                     PURCHASED      SOLD      PURCHASES     FROM SALES
                                                    -----------   --------   ------------   -----------
Year ended December 31, 1994:
  Growth Stock Series.............................   1,106,287      70,314   $ 24,347,849   $1,563,675
  U.S. Government Securities Series...............     188,049     192,822      1,951,506    1,984,288
  Money Market Series.............................     476,828     217,878      4,963,584    2,269,774
  Asset Allocation Series.........................     361,546      37,257      5,042,184      514,392
  Diversified Income Series.......................     183,908      53,081      2,099,560      601,619
  Global Growth Series............................   1,156,826     261,960     14,421,587    3,202,164
  Aggressive Growth Series........................     254,672      21,957      2,458,035      206,503
  Growth & Income Series..........................     124,784       1,316      1,256,805       13,437
  High Yield Series...............................     203,595      28,990      2,033,981      288,164

Year ended December 31, 1993:
  Growth Stock Series.............................     870,748      86,471   $ 18,848,154   $1,856,898
  U.S. Government Securities Series...............     356,363      84,648      4,101,566      971,887
  Money Market Series.............................     305,838     312,668      3,163,424    3,233,030
  Asset Allocation Series.........................     383,082      41,515      5,311,744      572,086
  Diversified Income Series.......................     156,725      41,226      1,934,555      509,368
  Global Growth Series............................     573,601      62,506      6,887,276      722,115

Year ended December 31, 1992:
  Growth Stock Series.............................     671,220      81,875   $ 13,122,018   $1,615,536
  U.S. Government Securities Series...............     216,618     165,246      2,384,230    1,776,139
  Money Market Series.............................     239,206     277,163      2,473,144    2,854,139
  Asset Allocation Series.........................     188,477      17,567      2,431,644      230,753
  Diversified Income Series.......................      37,743      26,729        444,073      314,214
  Global Growth Series............................     317,627       3,512      3,192,402       36,664

The number of shares and cost of shares issued from reinvestment of dividends with the Fund were as follows:

                                                                    COST OF
                                                        SHARES      SHARES
                                                      -----------  ---------
Year ended December 31, 1994:
  Growth Stock Series...............................      23,983   $ 524,850
  U.S. Government Securities Series.................      64,492     607,364
  Money Market Series...............................          --          --
  Asset Allocation Series...........................      46,335     626,408
  Diversified Income Series.........................      24,758     257,570
  Global Growth Series..............................      11,872     144,686
  Aggressive Growth Series..........................         915       8,878
  Growth & Income Series............................       1,288      12,968
  High Yield Series.................................       8,691      81,918
Year ended December 31, 1993:
  Growth Stock Series...............................       8,199   $ 186,295
  U.S. Government Securities Series.................      47,700     523,262
  Money Market Series...............................       3,462      35,403
  Asset Allocation Series...........................      25,803     363,460
  Diversified Income Series.........................      10,051     120,018
  Global Growth Series..............................       2,026      25,615
Year ended December 31, 1992:
  Growth Stock Series...............................       8,949   $ 186,742
  U.S. Government Securities Series.................      23,459     251,334
  Money Market Series...............................       3,672      37,503
  Asset Allocation Series...........................      13,141     173,613
  Diversified Income Series.........................       1,416      16,039
  Global Growth Series..............................         202       2,181

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Fund held and aggregate cost of amounts invested at December 31, 1994:

                                                     GROWTH       ASSET       GLOBAL     AGGRESSIVE    GROWTH &       HIGH
                                                      STOCK     ALLOCATION    GROWTH       GROWTH       INCOME        YIELD
                                                     SERIES       SERIES      SERIES       SERIES       SERIES       SERIES
                                                    ---------   ----------   ---------   -----------   ---------   -----------
Number of shares..................................     57,877     49,249        40,750      60,003       60,001        130,018
Cost..............................................  $ 602,256   $510,433     $ 409,185    $599,953     $600,052    $ 1,296,735

3.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES
ORGANIZATIONAL EXPENSES

Fortis Benefits assumed all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Harmony Investment Life policies a 5% sales charge and a charge for state premium taxes (currently 2.2% of each premium payment) is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits General Account. For Wall Street Series VUL 100, VUL 220 and VUL 500 policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, to be reimbursed to a greater extent for premium taxes or similar charges it expects to pay.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     - Monthly cost of insurance.

     - Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose a monthly expense charge of not more than $15.00 per month and an additional monthly per thousand of face expense charge of not more than $.08 per month for insureds age 29 and less, and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes a monthly expense charge at $10.00 per month and an additional monthly per thousand of face expense charge of $.06 per month for insureds age 29 or less and $.20 per month for insureds age 30 and over during the first twelve policy months.

For Wall Street Series VUL 100, VUL 220 and VUL 500 Policies:

     - Monthly administrative charge of $4.50 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

     - For VUL 220 and VUL 500, monthly sales, premium tax and policy advance charge of $4.00 per policy.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of .75% of the net assets representing equity of Harmony Investment Life policyholders and .90% of the net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders held in each account. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of .27% of net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders.

Except for Fortis Benefits mortality and expense risk and policy advance charges which are recorded in the statement of operations, these monthly deductions are included in the statement of changes in net assets as a part of the redemption of Variable Account C units.

SURRENDER CHARGE

For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, an additional surrender charge of $5.00 per thousand of the policies initial face amount, plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for all Wall Street Series policies is limited to certain maximums based on the insured's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on a face increase.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges collected by Fortis Benefits were $1,475,321, $730,008 and $415,231 in 1994, 1993 and 1992, respectively.

4.  FEDERAL INCOME TAXES
    The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

FORTIS-R-
FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                         BULK RATE
                                        U.S. POSTAGE
                                            PAID
                                      PERMIT NO. 3794
                                      MINNEAPOLIS, MN


PROSPECTUS
MAY 1, 1997


FORTIS
SERIES FUND, INC.


FORTIS
HARMONY SUPPLEMENT
VUL100 SUPPLEMENT

APPENDIX A

OPTIONAL INCOME PLANS

The insurance proceeds when the insured dies or the Surrender Value on the maturity date or on full surrender of the Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. Under options 3 or 4, unless a guaranteed period or refund alternative is selected, it would be possible to receive only one payment, in the case of the payee's early death.

OPTION 1. INTEREST PAYMENTS

Fortis Benefits will pay interest at twelve, six, three or one month intervals for a specified period, as selected by you. At the end of the selected period, Fortis Benefits will pay the proceeds in a single sum or under any other option selected when this option is chosen.

OPTION 2. PAYMENTS OF A FIXED AMOUNT OR FOR A FIXED PERIOD

Fortis Benefits will make payments in an amount you select when choosing this option or equal payments for a period of from one to thirty years, at your choice. In either case, you may request payments at twelve, six, three or one month intervals.

OPTION 3. LIFE INCOME PAYMENTS

    (1) Life Annuity: a monthly income during the lifetime of the payee; or

    (2) Life Annuity with a Guaranteed Period: a monthly income with payments guaranteed for either ten or twenty years, as you choose, continuing during the payee's lifetime; or

    (3) Refund Life Annuity: a monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

OPTION 4. JOINT LIFE INCOME PAYMENTS

You name two payees to whom Fortis Benefits will pay a joint monthly income during their joint lifetime. After either payee's death, Fortis Benefits will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4, the amount of the monthly payments depends on the type of income selected, the Ages of the payees on the settlement date and the amount of the proceeds. The minimum amounts payable for selected Ages are set forth in the Policy.

APPLICABLE RATES. The interest rate under options 1, 2, 3 and 4 above will effectively be at least 3 1/2% per year. If option 1 is chosen, Fortis Benefits may pay excess interest. If options 2, 3, or 4 are chosen and the monthly payments are less than those provided by Fortis Benefits under settlement rates that Fortis Benefits is then currently offering, Fortis Benefits will pay the larger amount.

OTHER TERMS AND CONDITIONS. You may also choose any other option agreed to by Fortis Benefits. You may also change or revoke a choice of options under which payments have not yet commenced. If you do not choose an option before the insured dies, the beneficiary will have the right to choose an option.

No payee has the right to change the settlement option chosen before the insured's death. Payments may not be assigned or commuted.

If the payee dies before receiving all proceeds payable, Fortis Benefits will pay any amount still due to any beneficiary designated by the payee or, if no such beneficiary is named, to the payee's estate. Fortis Benefits has the right to pay the proceeds in a single sum if (1) the proceeds payable are less than $2,000; or (2) payments under the settlement option chosen would be less than $50 each. When an income plan starts, a separate contract will be issued describing the terms of the plan, and the Policy must be returned to us at this time. Specimen plans may be obtained from Fortis Benefits' Home Office and reference should be made to these forms for further details.

APPENDIX B

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES,
SURRENDER VALUES AND ACCUMULATED PREMIUMS

The tables on pages B-3 and B-4 illustrate the way in which a Policy's death benefit, Policy Value and Surrender Value could vary over an extended period of time, assuming that all premiums are allocated to the Subaccounts of the Separate Account for the entire period shown and assuming hypothetical gross investment rates of return for the underlying Fortis Series Portfolios (i.e., investment income and capital gains and losses, realized and unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

The tables are based on annual premiums of $10,000 paid in full at the beginning of each Policy year for 10 years and Face Amounts as shown for males Age 45. These values would be higher for an otherwise comparable Policy on the life of a female insured. An otherwise comparable Policy using gender-neutral cost of insurance rates may also show higher values than the Policies illustrated in the tables that follow.

The amounts shown for the death benefits, Policy Values and Surrender Values take into account the deductions from premiums and the Monthly Deduction, as well as the daily deductions from the Separate Account for premium tax, sales expenses and for Policy Value Advances, if any, equivalent to an annual rate of
 .27%, for mortality and expense risks equivalent to an annual rate of .90% of the Policy Value in the Separate Account, for assumed Portfolio investment advisory fees equivalent to an annual rate of .62% and for other Portfolio operating expenses equivalent to an annual rate of .07% of the average daily value of the aggregate net assets of the Portfolio. (.62% is the average of the advisory fee rates paid by the currently available Portfolios and .07% is the actual amount of other expenses that those Portfolios incurred in 1994).

Taking account of the daily deductions for premium tax and sales expenses, mortality and expense risks and assumed Portfolio operating expenses, the gross annual investment rates of return of 0%, 4%, 8% and 12% correspond to actual (or net) annual rates of: -1.86%, 2.14%, 6.14% and 10.14%, respectively.

The hypothetical returns in the tables do not reflect any charges for income taxes against the Separate Account, since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits, Policy Values and Surrender Values illustrated, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by a sufficient amount to cover the tax charges. See "Federal Tax Matters--Taxation of Fortis Benefits."

The second column of the tables shows the amount which would accumulate if each year the premiums were invested to earn interest, after taxes, at 5% compounded annually. The difference between Policy Values and Surrender Values, as shown in the tables, is the amount of Surrender Charge.

Upon request, Fortis Benefits will furnish an illustration reflecting the proposed insured's Age and sex, the Face Amount and premium amounts requested, and frequency of premium payments.

TABLE OF CONTENTS FOR ILLUSTRATIONS
OF DEATH BENEFITS, POLICY VALUES,
SURRENDER VALUES AND
ACCUMULATED PREMIUMS(1)

                                                                            PAGE
Illustrations Based on CURRENT Charge and Policy Value Advance
 Schedules:...............................................................   B-3

Illustrations Based on GUARANTEED Charge and Policy Value Advance
 Schedules:...............................................................   B-4

------------------------
(1) See Appendix C as to "Policy Value Advances in
    Oregon"

POLICY VALUE ADVANCES

Set forth below is supplemental information pertaining to the Policy illustrated on page B-3 below, assuming a 0% hypothetical gross annual investment rate of return. The purpose of the following example is to show the way the Policy Value Advances and deductions therefor would operate and the way in which the deductions for Policy Value Advances would affect the deductions for sales charges under the Policies. Actual amounts would vary significantly based on such factors as the size of the Policy, the amount of premiums paid, the investment options selected under the Policy and the actual return earned thereon, the Cash Value Bonuses paid, the receipt and repayment of any Policy loans, and any partial withdrawals.

EXAMPLE
SUPPLEMENTAL INFORMATION PERTAINING TO
THE ILLUSTRATION ON PAGE B-3(1)

                                      CUMULATIVE DAILY SALES    CONTINGENT DEFERRED
                                             CHARGES               SALES CHARGES       CUMULATIVE
                                     ------------------------  ---------------------     SALES
  END OF     POLICY VALUE ADVANCES                  AS % OF                AS % OF    CHARGES AS %
  POLICY     ----------------------   AMOUNT OF      TOTAL     AMOUNT OF    TOTAL       OF TOTAL
   YEAR       CREDITS     CHARGES      CHARGE       PREMIUM     CHARGE     PREMIUM      PREMIUM
-----------  ---------  -----------  -----------  -----------  ---------  ----------  ------------
         1        0.00        0.00         19.17      0.1917%     730.83     7.3083%      7.5000%
         3        0.00        0.00        109.50      0.3650%    1546.15     5.1538%      5.5188%
         6        0.00        0.00        368.18      0.6136%    2027.20     3.3787%      3.9923%
         9      459.74      185.49        553.53      0.6150%    2468.67     2.7430%      3.3580%
        10      494.55      201.28        553.53      0.5535%    2496.29     2.4963%      3.0498%
        11      523.03      189.77        553.53      0.5535%    2175.26     2.1753%      2.7288%
        12      546.76      178.35        553.53      0.5535%    1801.59     1.8016%      2.3551%
        13      566.85      166.37        553.53      0.5535%    1595.34     1.5953%      2.1489%
        14      584.06      153.73        553.53      0.5535%    1337.30     1.3373%      1.8908%
        15      598.98      140.51        553.53      0.5535%    1029.50     1.0295%      1.5830%
        16      612.03      126.50        553.53      0.5535%     721.64     0.7216%      1.2752%
        17        0.00      111.33        553.53      0.5535%     514.09     0.5141%      1.0676%
        18        0.00       93.25        553.53      0.5535%     306.56     0.3066%      0.8601%
        19        0.00       73.68        553.53      0.5535%     151.37     0.1514%      0.7049%
        20        0.00       52.03        553.53      0.5535%      49.86     0.0499%      0.6034%
        21        0.00       28.38        553.53      0.5535%       0.00     0.0000%      0.5535%

------------------------
(1) See Appendix C as to "Policy Value Advances in Oregon"

The second and third columns of the above example show, respectively, the amount of Policy Value Advance credited and the amount deducted to recover Policy Value Advances in each Policy year. The fourth column shows how daily deductions for sales charges are deferred beginning in the 10th Policy year (during the time when deductions to recover Policy Value Advances are being made).

                               MALE ISSUE AGE 45
                             FACE AMOUNT: $166,640
               CURRENT CHARGE AND POLICY VALUE ADVANCE SCHEDULES

                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF
                                                                    RETURN OF
                                         ---------------------------------------------------------------
                                                0% (1)(2)(3)(4)                  4% (1)(2)(3)(4)
 END OF                                  ------------------------------   ------------------------------
 POLICY    PREMIUMS ACCUMULATED AT 5%      DEATH      POLICY  SURRENDER     DEATH      POLICY  SURRENDER
  YEAR        INTEREST PER YEAR (1)      BENEFIT(5)   VALUE     VALUE     BENEFIT(5)   VALUE     VALUE
--------          -------------          ----------   ------  ---------   ----------   ------  ---------
    1               $ 10,500              166,641      8,491    7,546      166,641      8,863    7,919
    2               $ 21,525              166,641     16,756   14,888      166,641     17,849   15,984
    3               $ 33,101              166,641     24,850   22,851      166,641     27,141   25,142
    4               $ 45,256              166,641     32,941   30,941      166,641     36,682   34,682
    5               $ 58,019              231,491     40,339   37,431      240,485     45,802   42,768
    6               $ 71,420              231,491     47,634   45,012      240,485     55,168   52,420
    7               $ 85,491              261,129     54,575   51,764      271,460     64,521   61,563
    8               $100,266              291,487     61,171   58,161      292,622     73,996   70,985
    9               $115,779              320,731     67,397   64,205      321,863     83,478   80,285
   10               $132,068              348,932     72,984   69,755      350,064     92,699   89,488
   15               $168,556              348,932     50,221   48,890      350,064     87,852   86,578
   20               $215,125              348,932     15,460   15,396      350,064     70,801   70,737
   25               $274,560                    0          0        0      350,064     29,716   29,716
   40               $570,790                    0          0        0            0          0        0


            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF
          -----------------------------------------------------------------------

                  8% (1)(2)(3)(4)                     12% (1)(2)(3)(4)
 END OF   -------------------------------   -------------------------------------
 POLICY     DEATH      POLICY   SURRENDER      DEATH        POLICY     SURRENDER
  YEAR    BENEFIT(5)    VALUE     VALUE      BENEFIT(5)      VALUE       VALUE
--------  ----------   -------  ---------   ------------   ---------  -----------
    1      166,641       9,236     8,291      166,641          9,608       8,665
    2      166,641      18,973    17,111      166,641         20,128      18,268
    3      166,641      29,440    27,440      166,641         31,863      29,864
    4      166,641      40,617    38,617      166,641         44,878      42,878
    5      249,947      51,767    48,601      260,194         58,404      55,094
    6      249,947      63,676    60,796      260,194         73,402      70,379
    7      290,804      76,013    72,765      312,909         89,512      85,931
    8      311,274      89,072    85,782      312,909        107,524     104,228
    9      332,184     102,900    99,561      371,863        126,932     122,978
   10      353,600     117,285   114,056      371,863        148,375     144,895
   15      353,600     145,150   143,983      371,863        231,845     230,622
   20      353,600     177,322   177,273      455,580        373,426     373,426
   25      216,279     216,279   216,279      703,516        606,479     606,479
   40      501,325     477,452   477,452    2,734,752      2,734,752   2,734,752

(1)Assumes annual premium of $10,000 paid in full at the beginning of each Policy year for 10 years. The values vary from those shown if the amount or frequency of payments vary.
(2)Assumes that no Policy loan or partial withdrawal has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.
(3)Reflects Policy Value Advances and Cash Value Bonuses credited according to the following schedule:

                                                                      BONUS AS A PERCENT
                                                                      OF SURRENDER VALUE
                   CREDIT AS A PERCENT                                  AT THE END OF
 END OF POLICY       OF 12 TIMES THE            SURRENDER VALUE       POLICY YEAR 3 AND
     YEAR        AVERAGE MINIMUM PREMIUM       ON DATE OF BONUS        LATER TO AGE 95
---------------  -----------------------   -------------------------  ------------------
7                           2%             Less than $25,000                   0.00%
8                           6%             $25,000 to $150,000                 0.50%
9 to Age 95                10%             $150,000 or more                    0.60%

(4)Assumes minimum face increases to prevent premiums from violating TEFRA and TAMRA Guidelines.
(5)Alternative Death Benefit applies: See "Policy Benefits--Death Benefit" for further details.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY YOU AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                             FACE AMOUNT: $166,640
              GUARANTEED CHARGE AND POLICY VALUE ADVANCE SCHEDULES

                             VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF
                                                     RETURN OF
                          ---------------------------------------------------------------
            PREMIUMS             0% (1)(2)(3)(4)                  4% (1)(2)(3)(4)
END OF    ACCUMULATED     ------------------------------   ------------------------------
POLICY   AT 5% INTEREST     DEATH      POLICY  SURRENDER     DEATH      POLICY  SURRENDER
 YEAR     PER YEAR (1)    BENEFIT(4)   VALUE     VALUE     BENEFIT(4)   VALUE     VALUE
------   --------------   ----------   ------  ---------   ----------   ------  ---------
   1        $ 10,500       166,641      7,583    6,606      166,641      7,930    6,954
   2        $ 21,525       166,641     14,995   13,061      166,641     16,003   14,072
   3        $ 33,101       166,641     22,241   20,241      166,641     24,227   22,227
   4        $ 45,256       166,641     29,462   27,463      166,641     32,762   30,762
   5        $ 58,019       166,641     36,559   34,559      166,641     41,511   39,511
   6        $ 71,420       195,446     43,106   40,989      206,006     49,890   47,625
   7        $ 85,491       195,446     49,576   47,745      206,006     58,520   56,540
   8        $100,266       195,446     56,044   54,498      206,006     67,492   65,799
   9        $115,779       217,686     62,126   60,510      239,717     76,235   74,287
  10        $132,068       217,686     68,043   66,713      239,717     85,158   83,497
  15        $168,556       217,686     45,824   45,455      239,717     77,341   76,799
  20        $215,125       217,686     14,208   14,208      239,717     58,378   58,378
  25        $274,560             0          0        0      239,717     13,409   13,409
  40        $570,790             0          0        0            0          0        0


         VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF
        ----------------------------------------------------------------------

                8% (1)(2)(3)(4)                     12% (1)(2)(3)(4)
END OF  -------------------------------   ------------------------------------
POLICY    DEATH      POLICY   SURRENDER      DEATH       POLICY     SURRENDER
 YEAR   BENEFIT(4)    VALUE     VALUE      BENEFIT(4)     VALUE       VALUE
------  ----------   -------  ---------   ------------  ---------  -----------
   1     166,641       8,279     7,303         166,641      8,627       7,652
   2     166,641      17,041    15,113         166,641     18,108      16,182
   3     166,641      26,326    24,326         166,641     28,674      26,675
   4     166,641      36,345    34,345         166,641     40,376      38,377
   5     166,641      47,036    45,036         166,641     53,352      51,353
   6     217,796      57,666    55,236         231,284     66,742      64,124
   7     217,796      69,058    66,913         231,284     81,645      79,312
   8     217,796      81,361    79,502         231,284     98,343      96,295
   9     266,477      93,789    91,437         231,284    117,077     115,315
  10     266,477     107,041   104,975         328,488    136,052     133,020
  15     266,477     126,235   125,474         328,488    199,618     198,026
  20     266,477     146,107   146,107         372,775    305,553     305,331
  25     266,477     165,793   165,793         555,776    479,117     479,117
  40     266,477     203,183   203,183       2,119,304  2,018,385   2,018,385

(1)Assumes annual premium of $10,000 paid in full at the beginning of each Policy year for 10 years. The values vary from those shown if the amount or frequency of payments vary.
(2)Assumes that no Policy loan or partial withdrawal has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.
(3)Reflects Policy Value Advances and Cash Value Bonuses credited according to the following schedule:

                                                                      BONUS AS A PERCENT
                                                                      OF SURRENDER VALUE
                                                                        AT THE END OF
                   CREDIT AS A PERCENT                                   POLICY YEAR
 END OF POLICY       OF 12 TIMES THE            SURRENDER VALUE         3 AND LATER TO
     YEAR        AVERAGE MINIMUM PREMIUM       ON DATE OF BONUS             AGE 95
---------------  -----------------------   -------------------------  ------------------
7                           2%             Less than $                         0.00%
8                           6%             $    to $299,999
9 to Age 95                10%             $300,000 or more

(4) Assumes minimum face increases to prevent premiums from violating TEFRA and TAMRA Guidelines.
(5)Alternative Death Benefit applies: See "Policy Benefits--Death Benefit" for further details.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY YOU AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C

In Oregon, Policy Value Advances are credited starting on the last day of the 10th Policy year. The Policy Value Advance credited at the end of that, and subsequent Policy years prior to the insured's Age 95, will be a percentage (specified below) of the average monthly Minimum Premium (calculated without regard to the $25 limit), times 12. The average monthly Minimum Premium is the sum of the monthly Minimum Premiums from issue to the end of the year in which the credit is to be made, divided by the number of months over the same period. The Minimum Premium for any month in which the policy is not in force is deemed to be zero.

                        POLICY VALUE ADVANCE PERCENTAGES

POLICY YEAR      PERCENTAGES
------------  -----------------
10                       2%
11                       4%
12 - later
to Age 95                7%

These percentages are guaranteed only to the extent allowed by Oregon.

The Policy must be in force as of the time the Policy Value Advance is credited. If the Policy lapses and is reinstated, future Policy Value Advances will only be credited if the policy has been in force for 1 year from the date of reinstatement. There are no premium payment or other requirements in order to be eligible for the Policy Value Advances.

In all other respects Policy Value Advances for Policies issued in Oregon are the same as for Policies issued in other states.

In view of the above described differences in the Policy Value Advances in Oregon, the tables in Appendix B that demonstrate the effect of Policy Value Advances would show somewhat less favorable results with respect to a Policy issued in Oregon.

APPENDIX D

THE GENERAL ACCOUNT

YOU MAY ALLOCATE PREMIUMS OR TRANSFER POLICY VALUE TO THE GENERAL ACCOUNT, WHICH CONSISTS OF ALL FORTIS BENEFITS' ASSETS NOT HELD IN THE SEPARATE ACCOUNT OR OTHER SEGREGATED ASSET ACCOUNTS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THOSE ACTS AND FORTIS BENEFITS HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

This prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the General Account. More information regarding the General Account may be obtained from Fortis Benefits' Home Office or from your sales representatives.

GENERAL DESCRIPTION

Subject to applicable law, Fortis Benefits has sole discretion over the investment of the assets of the General Account. Unlike the assets of the Separate Account, the assets of the General Account are chargeable with liabilities arising out of any other business of Fortis Benefits.

The allocation or transfer of amounts to the General Account does not entitle you to share in the investment experience of the General Account. Instead, Fortis Benefits guarantees that Policy Value in the General Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Fortis Benefits is not obligated to credit interest at any higher rate, although Fortis Benefits, in its sole discretion, may do so. The rates of interest actually credited to any amount in the General Account from time to time may vary depending on when that amount was first allocated to the General Account.

GENERAL ACCOUNT POLICY VALUE

The Policy Value in the General Account will reflect the amount and frequency of premium payments allocated to the General Account, the amount of interest and any Policy Value Advances and Cash Value Bonuses credited to amounts in the General Account, any partial withdrawals, any transfers from or to the Separate Account, any Policy loans and the Monthly Deduction imposed on amounts in the General Account in connection with the Policy. Charges under a Policy are the same as when the Separate Account is being used, except that no daily charges for mortality and expense risk or premium tax and sales expenses, or daily deductions to recover any Policy Value Advances, are imposed on amounts of Policy Value in the General Account. See "Charges and Deductions."

TRANSFERS, SURRENDERS AND POLICY LOANS

Amounts in the General Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to transfers, total surrenders, partial withdrawals, and Policy loans. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value," "Loan Privileges," and "Surrender and Partial Withdrawal." One exception is that transfers out of the General Account are limited to one transfer in each Policy year, which may not be for more than 50% of the Policy Value in the General Account (excluding the amount of General Account Policy Value attributable to Policy loans) at the date of transfer. However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the entire unloaned balance may be transferred from the General Account to the Separate Account. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value." Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

APPENDIX E

     MAXIMUM DEATH BENEFIT PER $1000 OF ANNUALIZED PLANNED PERIODIC PREMIUM

 ISSUE AGE     MALE       FEMALE
-----------  ---------  -----------
         0      68,120      91,075
         1      66,712      88,968
         2      65,147      86,656
         3      63,533      84,246
         4      61,882      81,767
         5      60,169      79,366
         6      58,686      76,924
         7      57,143      74,572
         8      55,587      72,203
         9      53,967      69,882
        10      52,357      67,614
        11      50,736      65,403
        12      49,141      63,252
        13      47,574      61,125
        14      46,020      59,102
        15      44,803      57,373
        16      43,573      55,525
        17      42,373      53,793
        18      41,221      52,111
        19      40,097      50,480
        20      39,017      48,900
        21      36,154      44,544

 ISSUE AGE     MALE       FEMALE
-----------  ---------  -----------

        22      35,212      43,216
        23      34,294      41,912
        24      33,356      40,618
        25      32,436      39,355
        26      31,506      38,110
        27      30,572      36,914
        28      29,656      35,728
        29      28,744      34,579
        30      27,848      33,468
        31      26,969      32,394
        32      26,117      31,368
        33      25,279      30,350
        34      24,462      29,352
        35      23,664      28,385
        36      22,894      27,450
        37      22,149      26,554
        38      21,428      25,681
        39      20,726      24,833
        40      20,053      24,027
        41      18,918      22,553
        42      18,326      21,844
        43      17,750      21,160
 ISSUE AGE     MALE       FEMALE
-----------  ---------  -----------

        44      17,197      20,501
        45      16,664      19,865
        46      16,148      19,253
        47      15,652      18,664
        48      15,173      18,090
        49      14,711      17,538
        50      14,260      17,004
        51      13,703      16,311
        52      13,291      15,826
        53      12,895      15,357
        54      12,521      14,906
        55      12,167      14,472
        56      11,833      14,053
        57      11,512      13,651
        58      11,199      13,258
        59      10,889      12,872
        60      10,579      12,490
        61      10,205      12,015
        62       9,902      11,646
        63       9,607      11,285
        64       9,318      10,932
        65       9,040      10,589

97132

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     Facing Sheet.

     Cross-Reference Table. (Filed as a part of the initial filing of this Form S-6 Registration filed December 17, 1993.)

     Prospectus and Prospectus supplement dated May 1, 1997, consisting of
        pages and    pages, respectively.


     Prospectus Supplement dated May 1, 1996 (Filed as part of Post-Effective Amendment No. 5 to this Form S-6 Registration Statement filed April 29,
     1996).

     Undertaking to File Reports. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on December 17, 1993.)

     Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on December 17, 1993.)

     Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

     Signatures.

     Written Consents of the following persons:

          Renee C. West, FSA, MAAA (Filed with Exhibit 6 below).

          Douglas R. Lowe, Esq. (Filed with Exhibit 3 below).

          Ernst & Young LLP, Independent Auditors

     The following exhibits:

     1.A (1) --Resolution of Board of Directors of Fortis Benefits (under its prior name, Western Life Insurance Company) effecting the establishment of Variable Account C (Incorporated by reference from Exhibit 1.A(1) to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on May 5, 1989).

          (2)  --Not applicable

          (3) --(a) Distribution Agreement between Fortis Benefits and Fortis Investors, Inc. (Incorporated by reference from Exhibit 1.A
               (3)(a) to registrant's Post-Effective Amendment No. 9 to Form S-6 Registration Statement, File No. 33-28551, filed April 29, 1994.)

               --(b) Form of Dealer Sales Agreement. (Incorporated by reference from registrant's Post-Effective Amendment No. 12 to Form N-4 Registration Statement, File No. 33-19421, filed December 22, 1994.)

               --(c) Schedule of sales commissions (Incorporated by reference from "Distribution of the Policies" in the attached prospectus).

          (4)  --Not applicable

          (5) --(a) Form of Individual Flexible Premium Variable Life Insurance Policy. (Filed as part of the initial filing of this Form S-6 Registration Statement filed December 17, 1993.)

               --(b) Form of Group Flexible Premium Variable Life Insurance Master Contract. (Filed as part of Pre-Effective Amendment No.1 to this Form S-6 Registration Statement filed May 6, 1994).

               --(c) Form of Certificate to be used in connection with Master Contract filed as Exhibit 5(b). (Filed as part of Pre-Effective Amendment No.1 to this Form S-6 Registration Statement filed May 6, 1994).

          (6) --(a) Articles of Incorporation of Fortis Benefits (Incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

               --(b) Bylaws of Fortis Benefits (Incorporated by reference from
               Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17,
               1986).

               --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (Incorporated by reference from Exhibit 1.A(6)(c) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File No. 33-28551, filed on March 2,
               1992).

          (7)  --Not applicable.

          (8)  --Not applicable.

          (9)  --Not applicable.

          (10) --(a) Application Form for Flexible Premium Variable Life Insurance Policy and Form of Temporary Insurance Agreement. (Filed as part of the initial filing of this Form S-6 Registration Statement filed December 17, 1993.)

               --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (Incorporated by reference from
               Exhibit 1.A(10)(b) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File 33-28851, filed on
               March 2, 1992).

2.        --See Exhibit 1.A(5) above.

3. --Opinion and consent of counsel as to the legality of Securities being registered. (Filed as part of the initial filing of this Form S-6 Registration Statement filed December 17, 1993.)

4.         --Not applicable.

5.         --Not applicable.

6. --(a) Opinion and consent of actuary. (Filed as part of the initial filing of this Form S-6 Registration Statement filed December 17, 1993.)

           --(b) Supplemental Opinion and Consent of Actuary. (Filed as part of Post-Effective Amendment No. 4 to this Form S-6 Registration Statement filed April 29, 1996).

7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Incorporated by reference from Exhibit 7 to registrant's Form S-6 Registration Statement, File No. 33-48266, filed on June 5, 1992).

8. --Method of computing exchange pursuant to Rule 6e-3(T)(b)(13) (v)(B) under the Investment Company Act of 1940 (Not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which registrant intends to satisfy the requirements of said provision).

9.         --Not Applicable

10. Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12) (iii). (Filed as part of Pre-Effective Amendment No.1 to this Form S-6 Registration Statement filed May 6, 1994).

11. --Power of Attorney for Messrs, Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler and Greiter. (Filed as part of the initial filing of this Form S-6 Registration Statement filed December 17, 1993.)

12.        --Not Applicable

                                       SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, Minnesota this 25th day of April, 1997. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.

                                          FORTIS BENEFITS INSURANCE COMPANY


                                          By:   /s/ Robert Brian Pollock
                                              ---------------------------------
                                                Robert Brian Pollock, President


Attest:     /s/ Douglas R. Lowe
        ------------------------------------
                Douglas R. Lowe
                Associate General Counsel,
                Life and Investment Products

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 1997.


    /s/ Robert Brian Pollock
--------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)


   /s/ Michael John Peninger
--------------------------------------------
Michael John Peninger, Senior Vice President
Chief Financial Officer
(Principal Financial and Accounting Officer)


   /s/ Dean Conrad Kopperud
--------------------------------------------
Dean Conrad Kopperud, Director


*
--------------------------------------------
Allen Royal Freedman, Chairman of the Board


*
--------------------------------------------
Thomas Michael Keller, Director


*By:    /s/ Robert Brian Pollock
     ---------------------------------------
     Robert Brian Pollock - Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 25th day of April, 1997.


                                    VARIABLE ACCOUNT C
                                    OF FORTIS BENEFITS INSURANCE COMPANY

                                    By: FORTIS BENEFITS INSURANCE COMPANY
                                          (Depositor)




                                    By:     /s/ Robert Brian Pollock
                                        -----------------------------------
                                            Robert Brian Pollock, President



                                    Attest:  /s/ Douglas R. Lowe
                                           --------------------------------
                                             Douglas R. Lowe
                                             Associate General Counsel --
                                             Life and Investment Products

                     CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 12, 1997 and February 16, 1995 on the financial statements of Fortis Benefits Insurance Company and our report dated April 18, 1997 and March 24, 1995 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post- Effective Amendment No. 5 to the Registration Statement (Form S-6 No. 33-73138) and the related Prospectus of Fortis Benefits Insurance Company being filed under the Securities Act of 1933 and the Investment Company Act of 1940 for the registration of an indefinite amount of interests in Account C pursuant to variable life insurance policies.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
April 25, 1997